File No. __________

As filed with the SEC on August 21, 2026

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. __

Post-Effective Amendment No.  __

(Check appropriate box or boxes)

FEDERATED HERMES MDT SERIES

(Exact Name of Registrant as Specified in Charter)

1-800-341-7400

(Area Code and Telephone Number)

4000 Ericsson Drive

Warrendale, PA 15086-7561

(Address of Principal Executive Offices)

Peter J. Germain, Esquire

Federated Investors Tower

1001 Liberty Avenue

Pittsburgh, Pennsylvania 15222-3779

(Name and Address of Agent for Service)

Copies to:

Paul Delligatti, Esquire

Kirkland & Ellis

1301 Pennsylvania Ave NW

Washington, DC 20004

Approximate Date of Proposed Public Offering: As soon as

practicable after this Registration Statement becomes effective under the Securities Act of 1933, as amended.

Title of Securities Being Registered:

Institutional Shares without par value, of

Federated Hermes MDT All Cap Core Fund

It is proposed that this filing will become effective

On September 21, 2026, pursuant to Rule 488 under the Securities Act of 1933, as amended.

No filing fee is due because Registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended.

PROSPECTUS/PROXY STATEMENT

HVIA EQUITY FUND

Voting only takes a few minutes and your participation is important regardless of the number of shares you hold! We recommend that you read the Prospectus/Proxy Statement in its entirety; the explanation of the proposal and additional information will help you decide on the vote. Thank you in advance for your vote.

The above-referenced HVIA Equity Fund (the “HVIA Fund”), a series of Ultimus Managers Trust (the “HVIA Fund Registrant”), will hold a special meeting of shareholders (the “Special Meeting”) on November 10, 2026. The Special Meeting will be held at the offices of Ultimus Fund Solutions, LLC, located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246 at 10:00 a.m. Eastern Standard Time. Please refer to the enclosed Prospectus/Proxy Statement as well as the highlighted information below for details on the proposal.

QUESTIONS AND ANSWERS

Why am I being asked to vote?

Certain mutual funds are required to obtain shareholders’ votes for certain types of events, like the one described here and in the accompanying Prospectus/Proxy Statement. As a shareholder of record as of August 28, 2026 (the “Record Date”), you have a right to vote on these events, and we urge you to do so. A prompt response will save the expense of additional follow-up mailings and solicitations.

What is the proposal?

The proposal is to reorganize the HVIA Fund into the Federated Hermes MDT All Cap Core Fund (the “Federated Hermes Fund” and, together with the HVIA Fund, the “Funds”), an existing series of Federated Hermes MDT Series (the “Federated Hermes Fund Registrant”) with a similar investment objective and strategies (the “Reorganization”).

Why has the Board of Trustees recommended that I vote in favor of the proposal?

•         The Board of Trustees of the HVIA Fund Registrant (the “HVIA Fund Board”) recommends that you vote in favor of the proposal because it believes that the proposed Reorganization is in the best interests of the HVIA Fund and its shareholders for the reasons set forth below.

•         Orange Investment Advisors, Inc., formerly named Hudson Valley Investment Advisors, Inc. (the “HVIA Fund Adviser”), and Federated MDTA LLC (the “Federated Hermes Fund Adviser”) believe that the investment objectives, policies, risks and limitations of the HVIA Fund and the Federated Hermes Fund are similar and that the Federated Hermes Fund has competitive expense ratios with lower gross expense ratios and net expense ratios after waivers when compared to the HVIA Fund. The Federated Hermes Fund has also outperformed the HVIA Fund for the 5-year period ended June 30, 2026 and for the period since the HVIA Fund’s inception to that date, although the HVIA Fund has outperformed the Federated Hermes Fund for the 1-year period ended June 30, 2026 and in certain other annual periods. Shareholders should carefully review the “COMPARATIVE FEE TABLES” and “COMPARISON OF POTENTIAL RISKS AND REWARDS; PERFORMANCE INFORMATION” sections of the Prospectus/Proxy Statement to evaluate the fees and performance records of the Funds.

•         The Federated Hermes Fund will be the legal and accounting survivor in the Reorganization.

•         The Federated Hermes Fund Adviser and HVIA Fund Adviser also believe the Reorganization could provide the potential for greater efficiencies and investment opportunities over time.

•         After the Reorganization, shareholders of the HVIA Fund (as shareholders of the Federated Hermes Fund) will have the opportunity to: (1) continue to pursue a similar investment strategy through the Reorganization, which is expected to be tax-free; (2) become part of a larger family of mutual funds managed by investment advisers that have extensive management resources and experience; and (3) invest in the larger Federated Hermes Fund, which could provide benefits to shareholders.

Please see the section entitled “Summary—Reasons for the Proposed Reorganization” in the Prospectus/Proxy Statement for more information.

Who is the investment adviser to the Federated Hermes Fund?

• Federated MDTA LLC serves as the Federated Hermes Fund’s SEC-registered investment adviser, responsible for day-to-day management including operating a quantitative model for investment decisions, with support from affiliate Federated Advisory Services Company (“FASC”) for market and security data. The Federated Hermes Fund Adviser manages approximately $30.6 billion in assets across 14 registered investment companies as of December 31, 2025, and is based in Boston, MA. Its parent company, Federated Hermes, Inc. (“Federated Hermes”) — founded in 1955 and one of the largest U.S. investment managers — oversees approximately $902.6 billion in total assets, employs over 2,000 people, advises roughly 99 registered investment companies, and serves more than 11,000 investment professionals and institutions worldwide.

How will the Reorganization affect my investment?

•      The Reorganization is expected to be a tax-free reorganization under the Internal Revenue Code of 1986, as amended (the “Code”). However, the HVIA Fund will distribute any undistributed income and realized capital gains accumulated prior to the Reorganization to its shareholders. These distributions, if any, will be taxable to investors who hold their shares in a taxable account.

•      The market value of your investment is not expected to change materially as a result of the Reorganization. You will receive the number of shares of the Federated Hermes Fund based on the aggregate net asset value of the HVIA Fund shares that you own at the time of the Reorganization. However, because the net asset value of the HVIA Fund will be determined for these purposes in accordance with the Federated Hermes Fund’s valuation procedures (and not the HVIA Fund’s valuation procedures), there can be no guarantee that there will not be differences in valuation between the value of your investment immediately before and immediately after the Reorganization. Although there are differences in the valuation procedures for the HVIA Fund and the Federated Hermes Fund, the Funds have agreed to use commercially reasonable efforts and good faith to work together to resolve any material differences as described in more detail in the Agreement and Plan of Reorganization. The HVIA Fund Adviser and the Federated Hermes Fund Adviser do not anticipate that any such differences in valuation procedures would result in material changes to the market value of your investments.

If you own shares of:	Share Class	You will receive shares of:	Share Class
HVIA Equity Fund	Institutional Class	Federated Hermes MDT All Cap Core Fund	Institutional Shares (“IS”)

How will the Reorganization affect my fees?

Please see the table below reflecting the pre-Reorganization total annual operating expenses for the HVIA Fund Institutional Class, on both a gross and net basis, and the anticipated post-Reorganization total annual operating expenses of the Federated Hermes Fund Institutional Shares, on both a gross and net basis. The Federated Hermes Fund has competitive expense ratios with lower gross expense ratios and net expense ratios after waivers when compared to the HVIA Fund.

Amounts stated are subject to fee waivers and expense limitations as described in more detail in the section “Comparative Fee Tables” in the accompanying Prospectus/Proxy Statement.

HVIA Fund	Pre-Reorganization Total Annual Operating Expenses Gross/Net	Federated Hermes Fund	Post-Reorganization Total Annual Operating Expenses Gross/Net*
Institutional Class	1.19%/0.99%	Institutional Shares (“IS”)	0.88%/0.75%

* The Federated Hermes Fund Adviser and certain of its affiliates on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. While the Federated Hermes Fund Adviser does not anticipate changes to these waivers and/or reimbursements, these arrangements may only be terminated or the limits on the fee waivers increased prior to the termination date with the agreement of the Federated Hermes Fund’s Board of Trustees. If the Reorganization is approved, such termination date will be extended up to, but not including, the later of (a) December 1, 2027 or (b) the first day of the month following the one year anniversary of the closing date of the Reorganization. See “Comparative Fee Tables” for more details.

When will the Reorganization occur?

Assuming shareholder approval is obtained, the Reorganization is currently expected to be consummated after the close of business on or about November 20, 2026.

Who will pay for the Reorganization?

Fees and expenses incurred as a direct result of the Reorganization will be paid by the HVIA Fund Adviser and the Federated Hermes Fund Adviser, and/or their respective affiliates, except (i) the Federated Hermes Fund will bear expenses, if any, associated with the registration of shares of the Federated Hermes Fund for sale in the various states; and (ii) to the extent that any transition of portfolio securities is required in connection with the Reorganization, the Funds may incur and be responsible for their respective transaction expenses associated with the transfer or sale and purchase of portfolio securities. However, as each security held by the HVIA Fund is eligible to be held by the Federated Hermes Fund, the amount of transaction costs incurred by the Funds in connection with these potential sales and acquisitions of portfolio securities is not expected to be material and is not expected to cause a material capital gain impact based on an analysis of each Fund’s portfolio as of May 31, 2026. (Please refer to “Information About the Reorganization – Costs of Reorganization” in the attached Prospectus/Proxy Statement for further information.)

What should I do in connection with the Reorganization?

Please vote your shares today. If the Reorganization is approved and consummated, your shares in the HVIA Fund will automatically be exchanged for shares of the Federated Hermes Fund. Please do not attempt to make the exchange yourself.

How do I vote?

There are several ways in which you can cast your vote. To vote, you may use any of the following methods:

•         By Internet. Have your proxy card available. Go to the website listed on your card. Follow the instructions found on the website.

•         By Telephone. Have your proxy card available. Call the toll-free number listed on your card. Follow the recorded instructions.

•         By Mail. Please complete, date and sign your proxy card before mailing it in the enclosed postage-paid envelope.

•         In Person. Shareholders of record as of the close of business on the Record Date will be able to attend and participate in the Special Meeting to be held on November 10, 2026. Even if you plan to attend the Special Meeting, we recommend that you also authorize your proxy as described herein so that your vote will be counted if you decide not to attend the Special Meeting.

If you sign and return the proxy card without indicating a preference, your vote will be cast “for” the proposal. If you do not respond at all, we may contact you by telephone or other means to request that you cast your vote.

If you have any questions before you vote, please call Broadridge, at the toll-free number listed on your proxy card. They will be happy to help you understand the proposal and assist you in voting.

Whom do I call if I have questions about the Prospectus/Proxy Statement?

Please don’t hesitate to contact your Investment Professional or call us toll-free at 1-800-341-7400.

Thank you in advance for your vote.

Recommendation of the Board of Trustees

After careful consideration, the Board of Trustees of the HVIA Fund Registrant has unanimously approved this proposal with respect to the HVIA Fund. The Board of Trustees of the Federated Hermes Fund Registrant has also unanimously approved this proposal with respect to the Federated Hermes Fund.

The Board of Trustees of the HVIA Fund Registrant recommends that you read the enclosed materials carefully and vote FOR the proposal.

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS

HVIA EQUITY FUND

To be held November 10, 2026

A Special Meeting of Shareholders (the “Special Meeting”) of the fund listed above (the “HVIA Fund”) will be held at 10:00 a.m. Eastern Standard Time on November 10, 2026. The Special Meeting will be held at the offices of Ultimus Fund Solutions, LLC, located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246. At the Special Meeting, shareholders will consider the following proposal:

To approve an Agreement and Plan of Reorganization pursuant to which the Federated Hermes MDT All Cap Core Fund, an existing series of Federated Hermes MDT Series (the “Federated Hermes Fund”), would acquire all or substantially all of the assets of the HVIA Fund (except for deferred or prepaid expenses, amounts reserved for payment of HVIA Fund liabilities and any additional cash received by the HVIA Fund after the Closing Date, as defined in the Prospectus/Proxy Statement, in excess of accrued HVIA Fund liabilities recorded on the HVIA Fund’s books on or before the Closing Date that is retained by the HVIA Fund Adviser) in exchange for Institutional Shares of the Federated Hermes Fund to be distributed pro rata by the HVIA Fund to its shareholders in complete liquidation, dissolution and termination of the HVIA Fund.

Please take some time to read the enclosed combined Prospectus/Proxy Statement. It discusses this proposal in more detail. If you were a shareholder of the HVIA Fund as of the close of business on August 28, 2026 (the “Record Date”), you may vote at the Special Meeting or at any adjournment or postponement of the Special Meeting. Shareholders may vote before or during the Special Meeting at 10:00 a.m. Eastern Standard Time. Only shareholders of the HVIA Fund present in person or by proxy will be permitted to attend the Special Meeting and be able to vote, or otherwise exercise the powers of a shareholder, at the Special Meeting.

If you cannot attend in person, please vote by mail, telephone or internet. Just follow the instructions on the enclosed proxy card. If you have questions, please call (855) 260-0553.

It is important that you vote.

The Board of Trustees of the HVIA Fund recommends that you vote FOR the Reorganization.

By order of the Board of Trustees

/s/ Todd E. Heim
Todd E. Heim
President and Executive Officer
September 21, 2026

PRELIMINARY PROSPECTUS/PROXY STATEMENT

SUBJECT TO COMPLETION

The information in this Prospectus/Proxy Statement is not complete and may be changed.

We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus/Proxy Statement is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

PROSPECTUS/PROXY STATEMENT

September 21, 2026

RELATING TO THE ACQUISITION OF THE ASSETS OF:

HVIA Equity Fund

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

Telephone No: 1-888-209-8710

BY AND IN EXCHANGE FOR SHARES OF

Federated Hermes MDT All Cap Core Fund

4000 Ericsson Drive
Warrendale, Pennsylvania 15086-7561

Telephone No: 1-800-341-7400

This Prospectus/Proxy Statement describes a reorganization (the “Reorganization”) to be effected pursuant to an Agreement and Plan of Reorganization (the “Reorganization Agreement”), upon which shareholders of the HVIA Equity Fund (the “HVIA Fund”), a series of Ultimus Managers Trust (the “HVIA Fund Registrant”) will be asked to vote at a Special Meeting to be held at 10:00 a.m. Eastern Standard Time on November 10, 2026. Under the Reorganization Agreement, the HVIA Fund will transfer all or substantially all of its assets (except for deferred or prepaid expenses, amounts reserved for payment of HVIA Fund liabilities and any additional cash received by the HVIA Fund after the Closing Date, as defined below, in excess of accrued HVIA Fund liabilities recorded on the HVIA Fund’s books on or before the Closing Date that is retained by the HVIA Fund Adviser, which, with respect to the Reorganization, currently are not expected to be material in amount when the Reorganization is consummated on the Closing Date) to the Federated Hermes MDT All Cap Core Fund (the “Federated Hermes Fund”), an existing series of the Federated Hermes MDT Series (the “Federated Hermes Fund Registrant”) in exchange for shares of the Federated Hermes Fund as set forth in the chart below:

Reorganizing Fund	Reorganizing Fund Share Class	Surviving Fund	Surviving Fund Share Class
HVIA Equity Fund	Institutional Class	Federated Hermes MDT All Cap Core Fund	Institutional Shares (“IS”)

The HVIA Fund and the Federated Hermes Fund are sometimes referred to individually as a “Fund” and, collectively, as applicable, as the “Funds.”

The Board of Trustees of the HVIA Fund Registrant (the “HVIA Fund Board”) determined that participation by the HVIA Fund in the Reorganization is in the best interests of the HVIA Fund and its shareholders. The Board of Trustees of the Federated Hermes Fund Registrant (the “Federated Hermes Fund Board”) determined that participation by the Federated Hermes Fund in the Reorganization is in the best interests of the Federated Hermes Fund. Information on the rationale for the Reorganization is included in this Prospectus/Proxy Statement in the section entitled “Summary – Reasons for the Proposed Reorganization.” For purposes of this Prospectus/Proxy Statement, the HVIA Fund Board and the Federated Hermes Fund Board are each referred to, as applicable, as the “Board.”

The Federated Hermes Fund is managed by Federated MDTA LLC (the “Federated Hermes Fund Adviser”), an indirect wholly-owned subsidiary of Federated Hermes, Inc. (“Federated Hermes”). The HVIA Fund is managed by Orange Investment Advisors, Inc., formerly named Hudson Valley Investment Advisors, Inc. (the “HVIA Fund Adviser”), a wholly-owned subsidiary of Orange County Bancorp, Inc. (the “Parent”).

The Reorganization is expected to be a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). For information on the federal income tax consequences of the Reorganization, see “Summary – Tax Consequences.” However, the HVIA Fund will distribute any undistributed income and realized capital gains accumulated prior to the Reorganization to its shareholders. These distributions, if any, will be taxable to investors who hold their shares in a taxable account.

This Prospectus/Proxy Statement should be retained for future reference. It sets forth concisely the information about the Funds that a prospective investor should know before investing and it should be read and retained by investors for future reference.

Additional information about the Funds is available in the following documents which are incorporated by reference into (and therefore legally part of) this Prospectus/Proxy Statement.

1.        Statement of Additional Information (“SAI”) relating to this Prospectus/Proxy Statement dated September 21, 2026.

2.        Prospectus and SAI, as supplemented, for the Federated Hermes MDT All Cap Core Fund dated September 30, 2025 (File Nos.: 811-21904 and 333-134468).

3.        Prospectus and SAI, as supplemented, for the HVIA Equity Fund dated June 28, 2026 (File Nos. 811-22680 and 333-180308).

4.       Form N-CSR for Federated Hermes MDT All Cap Core Fund dated July 31, 2025 (File Nos.: 811-21904 and 333-134468).

5.       Form N-CSRS for Federated Hermes MDT All Cap Core Fund dated January 31, 2026 (File Nos.: 811-21904 and 333-134468).

6.       Form N-CSR for the HVIA Equity Fund dated February 28, 2026 (File Nos. 811-22680 and 333-180308).

Copies of these materials and other information about the HVIA Fund and the Federated Hermes Fund may be obtained without charge by writing or calling the Funds at the addresses and telephone numbers shown on the previous pages. Reports and other information about the HVIA Fund and the Federated Hermes Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You may obtain copies of this information by electronic request, after paying a duplicating fee, to the following e-mail address: publicinfo@sec.gov.

Shareholders of record of the HVIA Fund as of August 28, 2026 (the “Record Date”) are entitled to receive this Prospectus/Proxy Statement and to vote at the Special Meeting.

An investment in the Funds is not a deposit of Orange County Bancorp, Inc. or Federated Hermes and is neither insured nor guaranteed by the Federal Deposit Insurance Corporation, any other government agency, Orange County Bancorp, Inc. or any other bank, or Federated Hermes. An investment in the Funds involves investment risks, including possible loss of the principal amount invested.

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

No person has been authorized to give any information or to make any representations other than those contained in this Prospectus/Proxy Statement and in the materials expressly incorporated herein by reference and, if given or made, such other information or representations must not be relied upon as having been authorized by the Funds.

Shares of the Federated Hermes Fund offered by this Prospectus/Proxy Statement are not deposits or obligations of, or guaranteed or endorsed by, any bank. Shares of the Federated Hermes Fund are not federally insured by, guaranteed by, obligations of, or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency. An investment in the Federated Hermes Fund involves investment risks, including possible loss of the principal amount invested.

SUMMARY

This Summary is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Proxy Statement, or incorporated by reference into this Prospectus/Proxy Statement.

If the proposed Reorganization is approved, under the Agreement and Plan of Reorganization (the “Reorganization Agreement”), the HVIA Fund will transfer all or substantially all of its assets (except for deferred or prepaid expenses, amounts reserved for payment of HVIA Fund liabilities and any additional cash received by the HVIA Fund after the Closing Date in excess of accrued HVIA Fund liabilities recorded on the HVIA Fund’s books on or before the Closing Date that is retained by the HVIA Fund Adviser, which, with respect to the Reorganization, currently are not expected to be material in amount when the Reorganization is consummated on the Closing Date) to the Federated Hermes Fund in exchange for Institutional Shares of the Federated Hermes Fund. The shares of the Federated Hermes Fund then will be distributed pro rata by the HVIA Fund to its shareholders in complete liquidation, dissolution and termination of the HVIA Fund. The Federated Hermes Fund will be the legal and accounting survivor in the Reorganization. The form of the Reorganization Agreement is attached to this Prospectus/Proxy Statement as Annex A.

Reorganizing Fund	Surviving Fund
HVIA Equity Fund (a series of Ultimus Managers Trust)	Federated Hermes MDT All Cap Core Fund (a series of Federated Hermes MDT Series Trust)
Institutional Class	Institutional Shares (“IS”)

The HVIA Fund and the Federated Hermes Fund are sometimes referred to as a “Fund” and, collectively, as applicable, the “Funds.”

As a result of the Reorganization, the owners of shares of the HVIA Fund will become the owners of shares of the Federated Hermes Fund having a total net asset value (“NAV”) equal to the total NAV of their holdings in the HVIA Fund on the Closing Date, subject to the following: at the time of the Reorganization, the value of the assets of the HVIA Fund will be determined in accordance with the Federated Hermes Fund’s valuation procedures (although it is not anticipated that the use of Federated Hermes Fund’s valuation procedures will result in a material revaluation of the HVIA Fund’s assets at the time of the Reorganization). Although there are differences in the valuation procedures for the HVIA Fund and the Federated Hermes Fund, the Funds have agreed to use commercially reasonable efforts and good faith to work together to resolve any material differences as described in more detail in the Reorganization Agreement. Material changes to the cash value of your investment based on any such differences in valuation procedures are not anticipated.

After the distribution of the Federated Hermes Fund shares is made by the HVIA Fund, the HVIA Fund will have no shares of beneficial interest outstanding. Certificates representing shares of the HVIA Fund, if any, should be turned in to the HVIA Fund and will be canceled upon consummation of the Reorganization. The HVIA Fund may stop accepting new accounts and/or investments from existing accounts a few days prior to the Closing Date of its Reorganization in order to facilitate the orderly transfer of portfolio securities to the Federated Hermes Fund as part of its Reorganization. As soon as practicable after the distribution and liquidation of the HVIA Fund described above, the HVIA Fund Board will take steps to wind down the HVIA Fund’s affairs and to have the HVIA Fund’s existence dissolved and terminated in accordance with applicable law and other applicable requirements. The Reorganization will result in a complete liquidation, dissolution and termination of the HVIA Fund.

For a comparison of the investment objectives, policies and risks of the HVIA Fund and the Federated Hermes Fund, see “Summary – Comparison of Investment Objectives, Policies and Risks.” Information concerning shares of the Federated Hermes Fund as compared to shares of the HVIA Fund is included in this Prospectus/Proxy Statement in the sections entitled “Summary – Comparative Fee Tables” and “Information About the Reorganization – Description of the HVIA Fund and Federated Hermes Fund Capitalization.”

Financial Highlights for each Fund are attached to this Prospectus/Proxy Statement as Annex B.

For more complete information, please read the prospectuses and statements of additional information (“SAIs”) as detailed in the list of documents incorporated by reference above.

REASONS FOR THE PROPOSED REORGANIZATION

The HVIA Fund Adviser has determined to discontinue its sponsorship of the HVIA Fund. The HVIA Fund Adviser believes that the Reorganization of the HVIA Fund into the Federated Hermes Fund will benefit the HVIA Fund’s shareholders through the Federated Hermes Fund’s broader distribution capacity resulting in a larger, more viable fund with the potential for greater diversification and investment opportunities. In addition, the HVIA Fund Adviser believes that the proposed Reorganization will potentially benefit the HVIA Fund due to: (1) the substantially larger scale across equity, fixed income and money market funds provided by Federated Hermes; (2) better distribution opportunities to continue to grow the Fund through Federated Hermes’ more established relationships with key financial intermediaries (which may further benefit the potential economies of scale); (3) Federated Hermes’ focused commitment to the asset management industry and its ability to reinvest in its core business; and (4) Federated Hermes’ willingness to support the HVIA Fund Adviser’s exit of the mutual fund advisory business.

The HVIA Fund Adviser believes that Federated Hermes’ ability to provide services to shareholders (including compliance, legal, back office and shareholder services) and grow the Federated Hermes Fund through multiple distribution channels and experienced investment professionals benefits the HVIA Fund’s shareholders. As of June 30, 2026, the approximate net assets of the HVIA Fund and Federated Hermes Fund were as presented in the table below.

Reorganizing Fund	Net Assets (in millions) (6/30/26)	Surviving Fund	Net Assets (in billions) (6/30/26)
HVIA Equity Fund (Institutional Class)	$55.2	Federated Hermes MDT All Cap Core Fund (Institutional Shares)	$2.8

In addition, the HVIA Fund Adviser believes that the HVIA Fund’s shareholders are expected to benefit from Federated Hermes’ experience in the mutual fund business, Federated Hermes’ investment management resources and the compatibility between the HVIA Fund and the Federated Hermes Fund.

The HVIA Fund Adviser and the Federated Hermes Fund Adviser believe that the investment objectives, policies, risks and limitations of the HVIA Fund and the Federated Hermes Fund are similar and that the Federated Hermes Fund has competitive expense ratios with lower gross expense ratios and net expense ratios after waivers when compared to the HVIA Fund. Please see “Summary – Comparison of Investment Objectives, Policies and Risks,” “Summary – Comparison of Investment Limitations” and “Summary – Comparative Fee Tables” in this Prospectus/Proxy Statement for additional information.

As shown below, the Federated Hermes Fund has also outperformed the HVIA Fund for the 5-year period ended June 30, 2026 and for the period since the HVIA Fund’s inception to that date, although the HVIA Fund has outperformed the Federated Hermes Fund for the 1-year period ended June 30, 2026 and in certain other annual periods. Shareholders should carefully review the “COMPARATIVE FEE TABLES” and “COMPARISON OF POTENTIAL RISKS AND REWARDS; PERFORMANCE INFORMATION” sections of the Prospectus/Proxy Statement to evaluate the fees and performance records of the Funds for the Reorganization.

The performance information as of June 30, 2026 shown below will help you analyze each Fund’s investment risks in light of its historical returns.

Fund	1 Year	5 Year	Since HVIA Fund Inception*	10 Year
HVIA Equity Fund Institutional Class	20.69%	10.96%	15.09%	N/A
Federated Hermes MDT All Cap Core Fund Institutional Shares (“IS”)	17.99%	15.17%	16.87%	17.08%

* HVIA Fund Institutional Class commenced operations on October 3, 2016.

The Reorganization is intended to be a tax-free reorganization under the Code for the HVIA Fund, its shareholders and the Federated Hermes Fund. As a non-waivable condition to the Reorganization, the HVIA Fund and Federated Hermes Fund will receive an opinion of counsel that the Reorganization will be considered a tax-free “reorganization” under applicable provisions of the Code, so that no gain or loss will be recognized directly as a result of the Reorganization by the HVIA Fund or the Federated Hermes Fund or the shareholders of the HVIA Fund. The HVIA Fund Adviser advised the HVIA Fund Board that it believes a tax-free reorganization under the Code generally would be a preferable tax result for shareholders as compared to a liquidation of the HVIA Fund. However, the HVIA Fund will distribute any undistributed income and realized capital gains accumulated prior to the Reorganization to its shareholders. These distributions, if any, will be taxable to an individual investor.

In addition, all fees and expenses incurred by the Funds in connection with the Reorganization will be paid by the HVIA Fund Adviser, the Federated Hermes Fund Adviser, or their respective affiliates, as agreed between them, and not by Fund shareholders, except that: (1) the Federated Hermes Fund will bear expenses associated with the qualification of their shares for sale in various states on an as-incurred basis; and (2) to the extent that the HVIA Fund or Federated Hermes Fund dispose of portfolio securities in connection with the consummation of the proposed Reorganization, the Funds may incur transaction expenses associated with the sale and purchase of such securities. The Funds shall be responsible for their respective transaction expenses associated with the sale and purchase of portfolio securities. The HVIA Fund may dispose of certain securities prior to the proposed Reorganization being consummated to better align the portfolios of the HVIA Fund and the Federated Hermes Fund. The amount of transaction costs incurred by the HVIA Fund and the Federated Hermes Fund in connection with these potential sales and acquisitions of portfolio securities is not expected to be material. Given that the Reorganization, if approved, would not be consummated until on or about November 20, 2026, and given that the HVIA Fund Adviser may otherwise determine to sell any security as part of its normal investment decision making process and purchase replacement securities, it is difficult to determine which portfolio securities of the HVIA Fund will be sold in connection with the proposed Reorganization.

COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RISKS

This section will help you compare the investment objectives, policies and risks of the HVIA Fund with the Federated Hermes Fund. The investment objectives, policies and risks of the Funds are similar, although the HVIA Fund Adviser uses a different security selection process to purchase and sell securities for the HVIA Fund than the Federated Hermes Fund Adviser uses with respect to the Federated Hermes Fund. The differences in the Funds’ investment objectives, policies and risks are discussed below. While there is no assurance that any Fund will achieve its investment objectives, each Fund endeavors to do so by following the policies and strategies discussed below. Please be aware that the foregoing is only a summary, and this section is only a brief discussion. More complete information may be found in the prospectuses and SAIs of the HVIA Fund and the Federated Hermes Fund. See “Summary – Comparison of Investment Limitations” for a comparison of the Funds’ investment limitations.

The investment objective for the HVIA Fund is non-fundamental and may be changed without shareholder approval by the HVIA Fund Board upon at least 60 days’ prior written notice to shareholders. The investment objective for the Federated Hermes Fund is fundamental and can only be changed with shareholder approval.

An investment in the Funds involves investment risks, including possible loss of the principal amount invested.

The following table compares the investment objectives of the HVIA Fund and Federated Hermes Fund.

HVIA Equity Fund	Federated Hermes MDT All Cap Core Fund
Investment Objective The Fund seeks growth at a reasonable price.	Investment Objective The Fund’s investment objective is long-term capital appreciation.

Investment Policies and Strategies

Because both the HVIA Fund and the Federated Hermes Fund invest primarily in common stock U.S. equity securities, the Funds have similar investment policies and strategies. The investment strategies of the HVIA Fund and the Federated Hermes Fund differ, however, in that the HVIA Fund invests principally in large-capitalization growth companies, whereas the Federated Hermes Fund employs a whole market, all-capitalization/all-style approach and is not limited to large-capitalization growth companies. In addition, the HVIA Fund’s investment process includes both a top-down analysis of the economic landscape and a bottom-up analysis of individual companies to which the HVIA Fund Adviser applies its proprietary quantitative screening process and fundamental research, whereas the Federated Hermes Fund’s securities selection process implements a quantitative model driven by fundamental and technical stock selection variables, that seeks to maximize compound annual return while controlling risk through diversification constraints and is expected to result in investments in companies with both growth and value characteristics. The Federated Hermes Fund may also invest in real estate investment trusts (“REITs”) as a principal investment strategy. The HVIA Fund does not include REITs as a principal investment strategy. Those similarities and differences are reflected in the table below:

HVIA Equity Fund	Federated Hermes MDT All Cap Core Fund

The Fund seeks to achieve its investment objective by investing principally in a diversified portfolio of common stock of large-capitalization growth companies that the Adviser believes offer (1) reasonable valuation when compared to their industry peers and (2) the potential of earnings growth. For purposes of the Fund, the Adviser defines large-capitalization companies as companies that have a market capitalization within the range represented by the companies in the S&P 500 Index (between $5 billion and $6 trillion as of June 1, 2026) at the time of purchase. The size of the companies in the S&P 500 Index will change with market conditions.

The Adviser’s investment process includes both a top-down analysis of the economic landscape and a bottom-up analysis of individual companies. The Adviser also creates economic projections consisting of factors including inflation, unemployment, interest rates, and corporate earnings. The top-down analysis begins with the Adviser’s economic projections. The Adviser considers market value expectations and projected changes in government policy, technology, industries and demographics. The Adviser then evaluates the relevant portfolio’s sector and industry weightings. The bottom-up analysis begins with the universe of large-capitalization common stocks, to which the Adviser applies its proprietary quantitative screening process and fundamental research.

Fundamental research includes the Adviser’s detailed analysis of the competitive environments of the companies under consideration, interaction with the management of those companies, a review of multiple resources to assess the companies and their respective industries, analysis of company earnings and cash flow projections, and identification of themes that could affect company and industry trends and catalysts. The Adviser continually monitors “out of favor” sectors for potential ideas.

In selecting securities for the Fund’s portfolio, the Adviser seeks to include the securities of companies the Adviser believes have growth potential, which are likely to exceed the overall market estimates and general consensus. In determining this, the Adviser looks for certain positive attributes of companies, including superior management and business models, dominant market positions, durable competitive advantages, and strong transparent financials.

The Adviser sets a target price for each security in the portfolio, which is updated periodically. When a stock reaches or exceeds its target price, the Adviser’s strategy typically requires that the security be sold. The Adviser may also sell a security when it determines there is a change in the company’s risk/return characteristics, such as when events fail to confirm the Adviser’s investment thesis or there is a loss of confidence in the company’s management. A position may also be sold when the Adviser believes other investment opportunities are more attractive or that the security is unlikely to benefit from current business, market or economic conditions.

Under normal circumstances, the Fund will invest at least 80% of its net assets (including the amount of any borrowings for investment purposes) in U.S. equity securities listed on a U.S. securities exchange.

The Fund seeks to achieve its objective by investing primarily in the common stock of U.S. companies. The Fund’s investment adviser’s investment strategy utilizes a whole market, all-cap/all-style approach by selecting most of its investments from companies listed in the Russell 3000® Index, an index that measures the performance of the 3,000 largest U.S. companies by market capitalization representing approximately 98% of the investable domestic equity market. As the Fund’s sector exposure approximates the Russell 3000® Index, the Fund may, from time to time, have large allocations to certain broad market sectors, such as technology, healthcare and consumer discretionary. As of July 31, 2025, companies in the Russell 3000® Index ranged in market capitalization from $56.2 million to $4.3 trillion. The Fund’s investments may include, but are not limited to, equity securities of domestic issuers and real estate investment trusts (REITs).

The Adviser implements its strategy using a quantitative model driven by fundamental and technical stock selection variables. This process seeks to impose strict discipline over stock selection, unimpeded by market or manager psychology. It seeks to maximize compound annual return while controlling risk. The process also takes into account trading costs in an effort to ensure that trades are generated only to the extent they are expected to be profitable on an after-trading-cost basis. Additionally, risk is controlled through diversification constraints which limit exposure to individual companies as well as groups of correlated companies.

The investment adviser’s stock selection process is expected to result in investments in companies with both growth and value characteristics. The Fund actively trades its portfolio securities in an attempt to achieve its investment objective. Active trading will cause the Fund to have an increased portfolio turnover rate and increase the Fund’s trading costs, which may have an adverse impact on the Fund’s performance. An active trading strategy will likely result in the Fund generating more short-term capital gains or losses. Short-term gains are generally taxed at a higher rate than long-term gains. Any short-term losses are used first to offset short-term gains.

COMPARISON OF INVESTMENT RISKS

The HVIA Fund and the Federated Hermes Fund have similar investment objectives and principal investment policies, and accordingly, although they are worded differently in certain instances, their principal risks are also generally similar in many respects. Below is a matrix comparing the investment risks applicable to the HVIA Fund and the Federated Hermes Fund, followed by summaries of the differences between the Funds. Many of these differences reflect non-substantive differences in the approach to disclosure taken by the Federated Hermes Fund as part of the Federated Hermes “family” of funds and the HVIA Fund as a series of the HVIA Fund Registrant. The actual risks of investing in each Fund depend on the securities held in the Fund’s portfolio and on market conditions, both of which change over time. Additionally, note that the Funds may describe or categorize the same risks differently. Where comparable risks are disclosed under different names, the name used by the Federated Hermes Fund is referenced below. To the extent the HVIA Fund does not have a principal risk included by the Federated Hermes Fund (or vice versa), the HVIA Fund does not principally invest in that particular type of security in which the Federated Hermes Fund invests or otherwise is not exposed to the same principal risk as the Federated Hermes Fund. Please be aware that the foregoing is only a summary, and this section is only a brief discussion. Each principal risk of the Federated Hermes Fund and any principal risk of the HVIA Fund for which the Federated Hermes Fund does not include a comparable principal risk is described in more detail below. A discussion of the principal risks associated with an investment in the HVIA Fund may be found in the HVIA Fund’s prospectus. In addition, each Fund has other investment policies, practices and restrictions which, together with the Fund’s principal risks, are also set forth in the Fund’s prospectus and SAI.

Comparison of Investment Risks

Risks	HVIA Equity Fund	Federated Hermes MDT All Cap Core Fund
Active Management Risk	X	-
Large-Capitalization Company Risk	X	-
Management Style Risk	X	-
Quantitative Modeling Risk	-	X
Real Estate Investment Trust Risk	-	X
Risk Related to Company Capitalization	-	X
Risk Related to Investing for Growth	X	X
Risk Related to Investing for Value	-	X
Risk Related to the Economy	X	X
Sector Risk	X	X
Stock Market Risk	X	X

Each Fund primarily invests in equity securities. Accordingly, each Fund’s principal investment risks disclose the risks of investing in such securities, such as risks related to the stock market, equity investing, and the economy overall.

The HVIA Fund also includes principal risks related to active management, management style, and large capitalization risk. The Federated Hermes Fund has principal risks regarding its quantitative investing model, investing for value, company capitalization and REITs. The differences in risks primarily relate to the fact that, while both Funds are actively managed and primarily invest in U.S. common stocks, the HVIA Fund’s investment strategy focuses on large capitalization growth companies, whereas the Federated Hermes Fund utilizes an all-capitalization/all-style approach to invest more broadly across the U.S. common stock market.

Active Management Risk (HVIA Fund only). Due to the active management of the Fund by the Adviser, the Fund could underperform its benchmark index and/or other funds with similar investment objectives and strategies.

Large-Capitalization Company Risk (HVIA Fund only). Large-capitalization companies are generally more mature and may be unable to respond as quickly as smaller companies to new competitive challenges, such as changes in technology and consumer tastes, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. There may be times when the returns from large-capitalization companies generally trail returns of smaller companies or the overall stock market.

Management Style Risk (HVIA Fund only). The Adviser’s method of security selection may not be successful and the Fund may underperform relative to its benchmark index or to other mutual funds that employ similar investment strategies. In addition, the Adviser may select investments that fail to perform as anticipated. The ability of the Fund to meet its investment objective is directly related to the success of the Adviser’s investment process and there is no guarantee that the Adviser’s judgments about the attractiveness, value and potential appreciation of a particular investment for the Fund will be correct or produce the desired results.

Quantitative Modeling Risk. The Fund employs quantitative models as a management technique. These models examine multiple economic factors using various proprietary and third-party data. The results generated by quantitative analysis may perform differently than expected and may negatively affect Fund performance for various reasons (for example, human judgment, data imprecision, software or other technology malfunctions, or programming inaccuracies).

Real Estate Investment Trust Risk. Real estate investment trusts (REITs) carry risks associated with owning real estate, including the potential for a decline in value due to economic or market conditions.

Risk Related to Company Capitalization. The Fund may invest in companies with market capitalizations of any size, including small-capitalization and mid-capitalization (or “small-cap” and “mid-cap”) companies. The additional risks posed by small-cap and mid-cap companies could increase the volatility of the Fund’s portfolio and performance. Shareholders should expect that the value of the Fund’s Shares will be more volatile than a fund that invests exclusively in large-cap companies.

Risk Related to Investing for Growth. Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. Additionally, growth stocks may not pay dividends or may pay lower dividends than value stocks.

Risk Related to Investing for Value. Due to their relatively low valuations, value stocks are typically less volatile than growth stocks. Additionally, value stocks tend to have higher dividends than growth stocks. This means they depend less on price changes for returns and may lag behind growth stocks in an up market. The value approach to stock selection also carries the risk that the market will not recognize a security’s intrinsic value for a long time (if ever), or that a stock judged to be undervalued may actually be appropriately priced.

Risk Related to the Economy. The value of the Fund’s portfolio may decline in tandem with a drop in the overall value of the markets in which the Fund invests and/or other markets. Global economic, political and financial conditions including geopolitical conflicts, legislative changes, industry or economic trends and developments or public health risks, such as epidemics or pandemics, may, from time to time, and for varying periods of time, have a significant effect on financial markets generally and cause the Fund to experience volatility, illiquidity, shareholder redemptions and/or other potentially adverse effects.

Sector Risk. Because the Fund may allocate relatively more assets to certain industry sectors than others, the Fund’s performance may be more susceptible to any developments which affect those sectors emphasized by the Fund.

Stock Market Risk. The value of equity securities in the Fund’s portfolio will fluctuate and, as a result, the Fund’s Share price may decline suddenly or over a sustained period of time. Information publicly available about a company, whether from the company’s financial statements or other disclosures or from third parties, or information available to some but not all market participants, can affect the price of a company’s shares in the market. Among other factors, equity securities may decline in value because of an increase in interest rates or changes in the stock market. Recent and potential future changes in industry and/or economic trends, as well as changes in monetary policy made by central banks and/or their governments, also can affect the level of interest rates and contribute to the development of or increase in volatility, illiquidity, shareholder redemptions and other adverse effects (such as a decline in a company’s stock price), which could negatively impact the Fund’s performance.

COMPARISON OF INVESTMENT LIMITATIONS

Each Fund has fundamental investment limitations which cannot be changed without shareholder approval, and non-fundamental investment limitations which may be changed with Board approval but without shareholder approval. The summary below is qualified in its entirety by the description of the fundamental limitations of the Federated Hermes Fund and the HVIA Fund that follows. The limitations for the Federated Hermes Fund and the HVIA Fund are generally similar, although there are certain differences in the language and templates of the applicable policies attributable primarily to the fact that the Funds are not from the same “family” of funds. For example, one Fund may frame a policy as “to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom,” while the other Fund frames the policy using applicable language from the 1940 Act and such rules, regulations and exemptions. Additionally, one Fund may include non-fundamental policies that restate requirements under the 1940 Act and the rules thereunder (such as a 15% limit on investing in illiquid securities) while the other Fund does not restate such requirement, but is nonetheless still subject to the same requirement. To the extent the HVIA Fund and the Federated Hermes Fund have similar limitations, but one Fund’s limitation is fundamental, while the other Fund’s is non-fundamental, this represents a difference as to whether shareholder approval is required to change such limitation.

Key differences between the fundamental and non-fundamental investment policies of the Federated Hermes Fund as compared to the HVIA Fund are summarized below.

The Federated Hermes Fund has a fundamental diversification policy. The HVIA Fund has no such policy, but operates as a diversified fund under the 1940 Act.

While each Fund has a fundamental policy to not make loans if, as a result, more than 33 1/3% of the Fund’s total assets would be loaned to other parties outside of certain enumerated exceptions, Federated Hermes Fund may also make loans to affiliated investment companies in accordance with SEC exemptive relief (although, to date, it has not done so).

The HVIA Fund has a fundamental policy to not purchase or sell commodities unless acquired because of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options, forward contracts, or futures contracts, including those relating to indices, or options on futures contracts or indices, or from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities. The Federated Hermes Fund has a fundamental policy that permits the Fund to invest in commodities to the maximum extent permitted under the 1940 Act.

	HVIA Equity Fund	Federated Hermes MDT All Cap Core Fund
Fundamental Policies
Diversification:		With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities of any one issuer (other than cash; cash items; securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such U.S. government securities; and securities of other investment companies) if, as a result, more than 5% of the value of its total assets would be invested in the securities of that issuer, or the Fund would own more than 10% of the outstanding voting securities of that issuer.
Borrowing Money and Issuing Senior Securities:

The Fund will not borrow money except as permitted under the 1940 Act. For example, subject to the restrictions of the 1940 Act the Fund may borrow money from banks to meet redemption requests or for extraordinary or emergency purposes.

The Fund will not issue senior securities, except as permitted by the 1940 Act, the rules, and regulations promulgated thereunder or interpretations of the SEC or its staff.

The Fund may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the 1940 Act, any rule or order thereunder, or any SEC interpretation thereof.
Investing in Real Estate:	The Fund will not directly purchase or sell real estate. This limitation is not applicable to investments in marketable securities, which are secured by or represent interests in real estate. This limitation does not preclude the Fund from holding or selling real estate acquired because of the Fund’s ownership of securities or other instruments, investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).	The Fund may not purchase or sell real estate, provided that this restriction does not prevent the Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein. The Fund may exercise its rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.
Underwriting:	The Fund will not act as underwriter, except to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws or in connection with investments in other investment companies.	The Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933.
Lending:	The Fund will not make loans to other persons, provided that the Fund may lend its portfolio securities in an amount up to 33 1/3% of total Fund assets, and provided further that, for purposes of this restriction, investment in U.S. Government obligations, short-term commercial paper, certificates of deposit, bankers’ acceptances, repurchase agreements and any other lending arrangement permitted by the 1940 Act, any rules and regulations promulgated thereunder or interpretations of the SEC or its staff shall not be deemed to be the making of a “loan”. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other debt securities.	The Fund may not make loans if, as a result, more than 33 1/3% of the Fund’s total assets would be loaned to other parties, except that the Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; (iii) lend its securities; and (iv) it may make loans to affiliated investment companies in accordance with SEC exemptive relief.
Investing in Commodities:	The Fund will not purchase or sell commodities unless acquired because of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options, forward contracts, or futures contracts, including those relating to indices, or options on futures contracts or indices, or from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.	The Fund may invest in commodities to the maximum extent permitted under the 1940 Act.
Concentration:	The Fund will not invest more than 25% of its total assets in a particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. Government (including its agencies and instrumentalities) or state or municipal governments and their political subdivisions (other than revenue bonds issued in connection with an identifiable industry; e.g., healthcare or education) or repurchase agreements with respect thereto, or investments in registered investment companies.	The Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry. Government securities, municipal securities and bank instruments will not be deemed to constitute an industry.
Non-Fundamental Policies

With respect to the “fundamental” investment restrictions above, if a percentage limitation or standard is adhered to at the time of investment, a later increase or decrease in percentage or departure from the standard resulting from any change in value or net assets or other factors will not result in a violation of such restriction (i.e., percentage limitations are determined at the time of purchase); provided, however, that the treatment of the fundamental restrictions related to borrowing money and issuing senior securities are exceptions to this general rule and are monitored on an ongoing basis.

Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements standby commitments and trading practices which would be deemed to involve the issuance of a senior security, including options, futures and forward contracts, provided that the Fund does so in compliance with applicable Securities and Exchange Commission (“SEC”) regulations and interpretations (including Rule 18f-4 under the 1940 Act).

The 1940 Act permits the Fund to borrow money from banks in an amount up to one-third of its total assets (including the amount borrowed) less its liabilities (not including any borrowings but including the fair market value at the time of computation of any other senior securities then outstanding). In general, the Fund may not issue any class of senior security, except that the Fund may (i) borrow from banks, provided that immediately following any such borrowing there is an asset coverage of at least 300% for all Fund borrowings and in the event such asset coverage falls below 300% the Fund will within three days (excluding holidays and Sundays) or such longer period as the SEC may prescribe by rules and regulation, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%, and (ii) engage in trading practices which could be deemed to involve the issuance of a senior security, including options, futures, forward contracts and reverse repurchase agreements, provided that the Fund does so in compliance with applicable SEC regulations and interpretations (including Rule 18f-4 under the 1940 Act).

Illiquid Investments

The Fund will not make investments in holdings for which there is no readily available market, or enter into repurchase agreements or purchase time deposits that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, if immediately after and as a result, the value of such investments would exceed, in the aggregate, 15% of the Fund’s net assets.

Purchases on Margin

The Fund will not purchase securities on margin, provided that the Fund may obtain short-term credits necessary for the clearance of purchases and sales of securities, and further provided that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

Pledging Assets

The Fund will not mortgage, pledge or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.

Additional Information

As a matter of non-fundamental investment policy regarding certain of the Fund’s investment restrictions, please note the following additional information.

In applying the concentration restriction, the Fund will adhere to the requirements of the 1940 Act which limits investments in a particular industry or group of industries to no more than 25% of the value of the Fund’s total assets. Further, in applying the concentration restriction: (a) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (b) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (c) asset-backed securities will be classified according to the underlying assets securing such securities.

For purposes of the above limitations, the Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings association having capital, surplus and undivided profits in excess of $100,000,000 at the time of investment to be “cash items” and “bank instruments.” Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such limitation.

In applying the borrowing limitation, in accordance with Section 18(f)(1) of the 1940 Act and current SEC rules and guidance, the Fund is permitted to borrow money, directly or indirectly, provided that immediately after any such borrowing, the Fund has asset coverage of at least 300% for all of the Fund’s borrowings, and provided further that in the event that such asset coverage shall at any time fall below 300% the Fund shall, within three business days, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%. For purposes of the above limitations, municipal securities are those securities issued by governments or political subdivisions of governments.

COMPARATIVE FEE TABLES

Like all mutual funds, the HVIA Fund and Federated Hermes Fund incur certain expenses in their operations, and investors pay fees and expenses to buy, hold and sell shares of a Fund.

With respect to the Reorganization, the tables below describe (1) the actual fees and expenses for the HVIA Fund for the fiscal year ended February 28, 2026; (2) the actual fees and expenses for the Federated Hermes Fund for the most recently completed fiscal six-month period; and (3) the anticipated pro forma fees and expenses of the Federated Hermes Fund on a combined basis after giving effect to the Reorganization. The Federated Hermes Fund is expected to be the legal, tax and accounting survivor after the Reorganization.

These tables do not include Federated Hermes Fund share classes not involved in the Reorganization.

Shareholder Fees and Annual Fund Operating Expenses

The following tables compare the shareholder fees and expense ratios of the Institutional Shares (“IS”) of the HVIA Fund, against the corresponding expense ratios of the IS class of the Federated Hermes Fund, including on a pro forma basis after giving effect to the Reorganization. Any “fee limits” disclosed in a footnote to the chart below for the Federated Hermes Fund (which were taken from the prospectus fee table) will be in effect for at least one year from the closing date of the Reorganization.

These tables describe the fees and expenses that you may pay if you buy, hold and sell the applicable class of the Funds. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and expense examples below.

Shareholder fees (%)
(fees paid directly from your investment)

	HVIA Equity Fund Institutional Class	Federated Hermes MDT All Cap Core Fund IS Class	Federated Hermes MDT All Cap Core Fund IS Class (Pro Forma combined)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	—	None	None
Exchange Fee	—	None	None

Annual Fund Operating Expenses (%)
(expenses that you pay each year as a percentage of the value of your investment)

	HVIA Equity Fund Institutional Class	Federated Hermes MDT All Cap Core Fund IS Class	Federated Hermes MDT All Cap Core Fund IS Class (Pro Forma combined)
Management Fee	0.74%	0.70%	0.70%
Distribution (12b-1) Fee	None	None	None
Other Expenses	0.45%	0.18%	0.18%
Total Annual Fund Operating Expenses	1.19%[1]	0.88%	0.88%
Fee Waivers and/or Expense Reimbursements	(0.20)%[1,2]	(0.13)%[3]	(0.13)%[3]
Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements	0.99%[1]	0.75%	0.75%

1 “Total Annual Fund Operating Expenses” and “Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements” will not correlate to the ratio of expenses to the average net assets in the HVIA Fund’s Financial Highlights, which reflect the operating expenses of the HVIA Fund and do not include acquired fund fees and expenses.

2 Orange Investment Advisors, Inc. (formerly named Hudson Valley Investment Advisors, Inc.) (the “HVIA Fund Adviser”) has contractually agreed, until July 1, 2027, to reduce Management Fees and reimburse Other Expenses to the extent necessary to limit Total Annual Fund Operating Expenses of the Institutional Class of shares of the HVIA Fund (exclusive of brokerage costs, taxes, interest, borrowing costs such as interest and dividend expenses on securities sold short, costs to organize the HVIA Fund, Acquired Fund fees and expenses, extraordinary expenses such as litigation and merger or reorganization costs and other expenses not incurred in the ordinary course of the HVIA Fund’s business) to an amount not exceeding 0.99% of the average daily net assets of Institutional Class shares. Management Fee reductions and expense reimbursements by the HVIA Fund Adviser are subject to repayment by the HVIA Fund for a period of 36 months after the date that such fees and expenses were incurred, provided that the repayments do not cause Total Annual Fund Operating Expenses (exclusive of such reductions and reimbursements) to exceed (i) the expense limitation then in effect, if any, and (ii) the expense limitation in effect at the time the expenses to be repaid were incurred. Prior to July 1, 2027, this agreement may not be modified or terminated without the approval of the HVIA Fund Board. This agreement will terminate automatically if the HVIA Fund’s investment advisory agreement with the HVIA Fund Adviser is terminated.

3 The Federated Hermes Fund Adviser and certain of its affiliates on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Effective October 1, 2025, total annual fund operating expenses (excluding acquired fund fees and expenses, interest expense, extraordinary expenses and proxy-related expenses paid by the Federated Hermes Fund, if any) paid by the Federated Hermes Fund’s IS class (after the voluntary waivers and/or reimbursements) will not exceed 0.75% (the “Fee Limit”) up to but not including the later of (the “Termination Date”): (a) October 1, 2026; or (b) the date of the Federated Hermes Fund’s next effective Prospectus. While the Federated Hermes Fund Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the approval of the Federated Hermes Fund Board. If the Reorganization is approved, such termination date will be extended up to, but not including, the later of (a) December 1, 2027 or (b) the first day of the month following the one year anniversary of the closing date of the Reorganization.

Expense Example

These Examples are intended to help compare the cost of investing in each Fund with the cost of investing in other mutual funds. The Examples assume that an investor invests $10,000 for the time periods indicated and then redeems all Shares at the end of those periods.

HVIA Fund: The Example also assumes that your investment has a 5% return each year and that operating expenses remain the same and the contractual agreement to limit expenses remains in effect only until July 1, 2027.

Federated Hermes Fund: The Example also assumes that your investment has a 5% return each year and that operating expenses remain the same. The expenses used to calculate the examples do not include fee waivers or expense reimbursements.

Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
HVIA Equity Fund Institutional Class	$101	$358	$635	$1,425
Federated Hermes MDT All Cap Core Fund IS Class	$90	$281	$488	$1,084
Federated Hermes MDT All Cap Core Fund IS Class (Pro Forma combined)	$90	$281	$488	$1,084

PORTFOLIO TURNOVER

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect each Fund’s performance. During the most recent fiscal year, each Fund’s portfolio turnover rate was the following percentage of the average value of its portfolio.

Fund	Percentage of the Average Value of the Fund’s Portfolio
HVIA Equity Fund	17%
Federated Hermes MDT All Cap Core Fund	24%

TAX CONSEQUENCES

Tax-Free Reorganization under Internal Revenue Code of 1986, as amended

As a non-waivable condition to the Reorganization, the HVIA Fund and Federated Hermes Fund will receive an opinion of counsel to the effect that (among other things): (1) the Reorganization will be a tax-free “reorganization” at the Fund-level under applicable provisions of the Code; (2) no gain or loss will be recognized directly as a result of the Reorganization by the Federated Hermes Fund, the HVIA Fund, or the HVIA Fund’s shareholders; and (3) the aggregate tax basis of the applicable Federated Hermes Fund shares received by each shareholder of the HVIA Fund will be the same as the aggregate tax basis of that shareholder’s shares in the corresponding HVIA Fund immediately prior to the Reorganization.

Prior to the closing of the Reorganization, the HVIA Fund will declare a distribution to shareholders that, together with all previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid), net tax-exempt income, if any, and net realized capital gains, if any, including those realized on disposition of portfolio securities in connection with the Reorganization (after reduction by any available capital loss carryforwards), if any, through the closing of the Reorganization. These distributions will generally be taxable to shareholders who hold their shares in a taxable account.

Prior to the consummation of the Reorganization, the HVIA Fund Adviser with respect to the HVIA Fund may dispose of investments from the portfolio of the HVIA Fund that may not be acquired by the Federated Hermes Fund, due to the Federated Hermes Fund’s prospectus restrictions, investment strategies or policies, or applicable law, either by the HVIA Fund disposing of such investments or allowing certain investments to mature and not reacquiring similar investments, provided, however, such disposition does not affect the tax-free classification of the Reorganization. As of the Closing Date, if such dispositions of portfolio securities, together with any other dispositions of portfolio securities from the portfolio of the HVIA Fund, result in the HVIA Fund having a net capital gain (after netting with any available capital loss carryforward), such capital gains will be distributed to shareholders as taxable distributions prior to the consummation of the Reorganization. Accordingly, such dispositions may result in increased taxable distributions to HVIA Fund shareholders. To the extent that any disposition of portfolio securities is required in connection with the Reorganization, the Fund also may incur transaction expenses associated with the sale and purchase of portfolio securities. Both the HVIA Fund Adviser and the Federated Hermes Fund Adviser expect that any such transaction expenses will be minimal.

Shareholders of the HVIA Fund will be responsible for any taxes payable in connection with taxable distributions, if any, by the HVIA Fund immediately before the Closing Date. In addition, because the shareholders of the HVIA Fund will receive shares of the Federated Hermes Fund, they will receive a proportionate share of any “built in” (unrealized) gains in the Federated Hermes Fund’s assets to the extent that such gains are eventually realized (if applicable) and distributed by the Federated Hermes Fund, as well as any taxable gains realized by the Federated Hermes Fund but not distributed to its shareholders prior to the Reorganization, when such income or gains are eventually distributed by the Federated Hermes Fund. Certain countries may also impose a transfer or stamp duties tax in connection with the transfer of portfolio securities. Additionally, various loss limitation rules under the Code may limit the ability of a combined Fund to use pre-Reorganization losses, if any, of the HVIA Fund. As a result, shareholders of the HVIA Fund may receive a greater amount of taxable distributions than they would have had the Reorganization not occurred. See “Information About the Reorganization – Federal Income Tax Consequences” for additional information about the tax consequences of the Reorganization.

Shareholders of the HVIA Fund should consult their tax advisors regarding the federal, state and local tax treatment and implications of the Reorganization in light of their individual circumstances.

COMPARISON OF POTENTIAL RISKS AND REWARDS; PERFORMANCE INFORMATION

The bar charts and average annual total return tables below reflect historical performance data for each Fund and are intended to help you analyze each Fund’s investment risks in light of its historical returns. The bar chart shows the variability of the total returns for the applicable class of each Fund on a calendar year-by-year basis. Each bar chart shows changes in the performance of only the specified class.

The Average Annual Total Return tables show returns for the class involved in the Reorganization averaged over the stated periods, and includes comparative performance information. The tables show each Fund’s average annual total returns for the one-year, five-year and ten-year calendar periods (or since inception). These figures assume the reinvestment of dividend distributions. In addition to Return Before Taxes, Return After Taxes is shown for the applicable class of each Fund to illustrate the effect of federal taxes on Fund returns. Actual after-tax returns depend on each investor’s personal tax situation, and are likely to differ from those shown. After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns are not relevant to investors holding Shares through a 401(k) plan, an Individual Retirement Account or other tax-advantaged investment plans.

Each Fund’s performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results.

Updated information on the HVIA Fund’s performance can be obtained by visiting www.hviafunds.com or by calling 1-888-209-8710.

Updated performance information for the Federated Hermes Fund can be obtained by visiting www.federatedhermes.com or by calling 1-800-341-7400.

Risk/Return Bar Chart and Table for HVIA Equity Fund

Best Quarter	Worst Quarter
24.44%	(17.52%)
6/30/2020	3/31/2020

The Fund’s year-to-date return through June 30, 2026 was 9.00%.

Risk/Return Bar Chart and Table for Federated Hermes MDT All Cap Core Fund

Best Quarter	Worst Quarter
27.22%	(22.04)%
6/30/2020	3/31/2020

The Fund’s year-to-date return through June 30, 2026 was 7.65%.

Average Annual Total Returns for HVIA Equity Fund Institutional Class for Period Ended December 31, 2025

	1 year	5 years	Since inception[2]
Return Before Taxes	16.72%	12.38%	14.89%
Return After Taxes on Distributions	14.73%	11.19%	14.07%
Return After Taxes on Distributions and Sale of Fund Shares	11.32%	9.68%	12.34%
S&P 500® Index[1]	17.88%	14.42%	15.22%
1	The S&P 500® Index is a broad-based benchmark that measures the performance of the 500 largest publicly traded U.S. companies.
2	HVIA Fund Institutional Class commenced operations on October 3, 2016.

Average Annual Total Returns for Federated Hermes MDT All Cap Core Fund IS Class for Period Ended December 31, 2025

	1 year	5 years	Since HVIA Fund inception[3]	10 years
Return Before Taxes	20.24%	17.04%	16.91%	16.25%
Return After Taxes on Distributions	18.92%	14.55%	15.02%	14.50%
Return After Taxes on Distributions and Sale of Fund Shares	12.83%	12.91%	13.51%	13.07%
Russell 3000® Index[1] (reflects no deduction for fees, expenses or taxes	17.15%	13.15%	14.56%	14.28%
Morningstar Large Blend Funds Category[2] (reflects no deduction for fees, expenses or taxes)	15.56%	12.15%	12.91%	12.54%
1	The Russell 3000® Index is a broad-based benchmark that measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.
2	Morningstar figures represent the average of the total returns reported by all the mutual funds designated by Morningstar as falling into the respective category indicated. They do not reflect sales charges.
3	HVIA Fund Institutional Class commenced operations on October 3, 2016.

PORTFOLIO MANAGERS

Information about the portfolio managers who are primarily responsible for overseeing the HVIA Fund’s and Federated Hermes Fund’s investments is shown below. Each Fund’s SAI provides additional information about the portfolio managers, including information relating to each portfolio manager’s compensation, other accounts managed by each portfolio manager and each portfolio manager’s ownership of securities in each Fund.

The Federated Hermes Fund’s portfolio management team will manage the combined fund following the Reorganization.

HVIA Equity Fund

Name	Years as a Member of the Fund’s Portfolio Management Team	Title
Steven Maurer	<1	Portfolio Manager

Federated Hermes MDT All Cap Core Fund

Name	Years as a Member of the Fund’s Portfolio Management Team	Title
Daniel J. Mahr, CFA	17	Head of MDT Research
Damien Zhang, CFA	7	Head of MDT Research
Fred L. Konopka, CFA	17	Portfolio and Trading Manager
John Paul Lewicke	11	Research Manager

Federated Hermes Fund Portfolio Managers

Daniel J. Mahr, CFA, joined the Investment Team in 2002 and has been the Fund’s portfolio manager since August 2008.

As Head of MDT, Mr. Mahr is responsible for overseeing the Investment Team as it relates to the ongoing design, development and implementation of the investment model. He received his A.B., Computer Science from Harvard College and his S.M., Computer Science from Harvard University.

Damien Zhang, CFA, joined the Investment Team in 2009 and has been the Fund’s portfolio manager since August 2018.

As Head of MDT Research, Mr. Zhang is responsible for day-to-day management of the Investment Team as it relates to the ongoing design, development and implementation of the investment model. Mr. Zhang received his A.B., Economics from Princeton University.

Frederick L. Konopka, CFA, joined the Investment Team in 1997 and has been the Fund’s portfolio manager since August 2008.

As Portfolio and Trading Manager, Mr. Konopka is responsible for the ongoing implementation of the investment model including trading impact evaluation and implementation. He received his A.B., Mathematics from Dartmouth College and his M.S., Concentration in Information Technology and Finance from MIT Sloan School of Management.

John Paul Lewicke joined the Investment Team in 2007 and has been the Fund’s portfolio manager since September 2014.

As Research Manager, Mr. Lewicke is responsible for ongoing evaluation and enhancement of the investment model, including software code design and development. Mr. Lewicke received his A.B., Mathematics and Computer Science from Dartmouth College.

FINANCIAL HIGHLIGHTS

The Financial Highlights for the HVIA Fund and the Federated Hermes Fund are included as Annex B to this Prospectus/Proxy Statement. The Financial Highlights will help you understand each Fund’s financial performance for its past five fiscal years. Some of the information is presented on a per-share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in a Fund, assuming reinvestment of any dividends and capital gains.

The fiscal year end of the HVIA Fund is February 28. The fiscal year end of the Federated Hermes Fund is July 31.

The financial highlights for the year ended February 28, 2026 for the HVIA Fund have been audited by Cohen & Company, Ltd., an independent registered public accounting firm, whose report, along with the HVIA Fund’s audited financial statements, is included in the HVIA Fund’s Form N-CSR filing dated February 28, 2026, as filed with the SEC on May 7, 2026, and is incorporated by reference into the Statement of Additional Information.

The financial highlights for the five years in the period ended July 31, 2025 for the Federated Hermes Fund have been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Federated Hermes Fund’s audited financial statements, is included in the Federated Hermes Fund’s Form N-CSR filing dated July 31, 2025, as filed with the SEC on September 25, 2025, and is incorporated by reference into the Statement of Additional Information.

INVESTMENT ADVISERS

HVIA Fund

The investment adviser for the HVIA Fund is Orange Investment Advisors, Inc. (formerly named Hudson Valley Investment Advisors, Inc.), located at 117 Grand Street, Suite 201, Goshen, N.Y. 10924. Pursuant to an investment advisory agreement dated July 31, 2016, the HVIA Fund Adviser provides the HVIA Fund with a continuous program of investing the HVIA Fund’s assets and determining the composition of the HVIA Fund’s portfolio. The HVIA Fund Adviser is a corporation organized under the laws of the State of New York and began operations in 1995; it is a wholly-owned subsidiary of Orange County Bancorp, Inc. (OTC: OCBI). In addition to managing the HVIA Fund, the HVIA Fund Adviser provides investment advisory services to individuals, trusts, estates, high-net-worth individuals, pension plans/profit sharing plans, foundations/charities, government/municipal, and other institutions. As of December 31, 2025, the HVIA Fund Adviser managed approximately $1.7 billion in assets.

Federated Hermes Fund

The investment adviser for the Federated Hermes Fund is Federated MDTA LLC, pursuant to an investment advisory agreement dated July 31, 2006. Federated Hermes acquired MDT Advisers in July 2006. The Federated Hermes Fund Adviser is responsible for the day-to-day management of the Federated Hermes Fund in accordance with the Federated Hermes Fund’s investment objectives and policies (subject to the general supervision of the Federated Hermes Fund Board). This includes designing, developing, periodically enhancing and implementing the quantitative model that drives investment decisions. Federated Advisory Services Company (“FASC”), an affiliate of the Federated Hermes Fund Adviser, provides security and market data and certain other support services to the Federated Hermes Fund Adviser. The fee for these services is paid by the Federated Hermes Fund Adviser and not by the Federated Hermes Fund. The address of the Federated Hermes Fund Adviser is 125 High Street, Oliver Tower, 21st Floor, Boston, MA 02110-2704. The address of FASC is 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.

The Federated Hermes Fund Adviser and other advisory subsidiaries of Federated Hermes combined, advise approximately 99 registered investment companies spanning equity, fixed-income and money market mutual funds and also manage a variety of other pooled investment vehicles, private investment companies and customized separately managed accounts (including non-U.S./offshore funds). Federated Hermes’ assets under management totaled approximately $902.6 billion as of December 31, 2025.

Federated Hermes was established in 1955 as Federated Investors, Inc. and is one of the largest investment managers in the United States with more than 2,000 employees. Federated Hermes provides investment products to more than 10,000 investment professionals and institutions.

The Federated Hermes Fund Adviser advises 14 registered investment companies and also manages a variety of institutional, separately managed and sub-advised accounts. The Federated Hermes Fund Adviser’s assets under management totaled approximately $30.6 billion as of December 31, 2025.

INVESTMENT ADVISORY FEES AND OTHER FEES/EXPENSES

The HVIA Fund and the Federated Hermes Fund pay certain affiliated and non-affiliated service providers fees as described below. The Funds and their affiliated service providers may also pay fees as described below to certain affiliates or to financial intermediaries (such as broker-dealers, banks, investment advisers or third-party administrators) whose customers are shareholders of the Funds. For additional information regarding the fees paid by the Funds, please see the section entitled “Summary – Comparative Fee Tables” in this Prospectus/Proxy Statement.

Investment Advisory Fees

The HVIA Fund and Federated Hermes Fund pay the HVIA Fund Adviser and the Federated Hermes Fund Adviser, respectively, management fees as follows:

Reorganizing Fund	Advisory Fee	Surviving Fund	Advisory Fee
HVIA Equity Fund	0.74%	Federated Hermes MDT All Cap Core Fund	0.70%

The HVIA Fund Adviser and the Federated Hermes Fund Adviser and certain of their affiliates have also agreed to certain “Fee Limitation Arrangements” as described in the corresponding footnotes to the “Risk/Return Summary: Fees and Expenses” table found in the “Fund Summary” section of each of the HVIA Fund’s and Federated Hermes Fund’s Prospectus.

Administrative Fees

HVIA Fund

Ultimus Fund Solutions, LLC (“Ultimus”), located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the Administrator, fund accountant (the “Fund Accountant”) and Transfer Agent to the HVIA Fund pursuant to a Master Services Agreement. As Administrator, Ultimus assists in supervising all operations of the HVIA Fund (other than those performed by the Adviser under the advisory agreement).

Ultimus receives fees from the HVIA Fund for its services as Administrator, Fund Accountant, and Transfer Agent, and is reimbursed for certain expenses assumed pursuant to the Master Services Agreement.

During the fiscal years listed below, Ultimus received the following fees from the HVIA Fund for its services as Administrator, Fund Accountant, and Transfer Agent:

Fiscal Year Ended	Administration	Fund Accounting	Transfer Agent
February 28, 2026	$73,024	$44,067	$22,476
February 28, 2025	$66,895	$41,926	$21,470
February 29, 2024	$43,525	$37,892	$20,222

Federated Hermes Fund

Federated Administrative Services (“FAS”), a subsidiary of Federated Hermes, provides administrative personnel and services, including certain legal, compliance, recordkeeping and financial reporting services (“Administrative Services”), necessary for the operation of the Federated Hermes Fund. FAS provides Administrative Services for a fee based upon the rates set forth below paid on the average daily net assets of the Federated Hermes Fund. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Hermes funds subject to a fee under the Administrative Services Agreement with FAS. FAS is also entitled to reimbursement for certain out-of-pocket expenses incurred in providing Administrative Services to the Federated Hermes Fund.

Administrative Services Fee Rate	Average Daily Net Assets of the Investment Complex
0.100%	on assets up to $50 billion
0.075%	on assets over $50 billion

Recordkeeping Fees (Federated Hermes Fund only)

The Federated Hermes Fund may pay Recordkeeping Fees on an average-net-assets basis or on a per-account-per-year basis to financial intermediaries for providing recordkeeping services to the Federated Hermes Fund and its shareholders. If a financial intermediary receives Recordkeeping Fees on an account, it is not eligible to also receive Account Administration Fees or Networking Fees on that same account.

Networking Fees (Federated Hermes Fund only)

The Federated Hermes Fund may reimburse Networking Fees on a per-account-per-year basis to financial intermediaries for providing administrative services to the Federated Hermes Fund and its shareholders on certain non-omnibus accounts. If a financial intermediary receives Networking Fees on an account, it is not eligible to also receive Recordkeeping Fees on that same account.

Additional Payments to Financial Intermediaries and Other Persons

The Federated Hermes Fund, the Federated Hermes Fund Adviser, the HVIA Fund, and the HVIA Fund Adviser each may make payments to financial intermediaries, and the Funds describe such payments as follows:

HVIA Fund and HVIA Fund Adviser

The HVIA Fund may enter into agreements with financial intermediaries pursuant to which the HVIA Fund may pay financial intermediaries for non-distribution-related sub-transfer agency, administrative, sub-accounting, and other shareholder services. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a financial intermediary, or (2) the number of Fund shareholders serviced by a financial intermediary. Any payments made pursuant to such agreements may be in addition to, rather than in lieu of, distribution fees the Fund may pay to financial intermediaries pursuant to the HVIA Fund’s distribution plan.

The HVIA Fund Adviser and/or its affiliates, in their discretion, may make payments from their own resources and not from HVIA Fund assets to affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the HVIA Fund, their service providers or their respective affiliates, as incentives to help market and promote the HVIA Fund and/or in recognition of their distribution, marketing, administrative services, and/or processing support.

These additional payments may be made to financial intermediaries that sell HVIA Fund shares or provide services to the HVIA Fund, Ultimus, the HVIA Fund’s distributor, (“Distributor”) or shareholders of the HVIA Fund through the financial intermediary’s retail distribution channel and/or fund supermarkets. Payments may also be made through the financial intermediary’s retirement, qualified tuition, fee-based advisory, wrap fee bank trust, or insurance (e.g., individual or group annuity) programs. These payments may include, but are not limited to, placing the HVIA Fund in a financial intermediary’s retail distribution channel or on a preferred or recommended fund list; providing business or shareholder financial planning assistance; educating financial intermediary personnel about the HVIA Fund; providing access to sales and management representatives of the financial intermediary; promoting sales of Fund shares; providing marketing and educational support; maintaining share balances and/or for sub-accounting, administrative or shareholder transaction processing services. A financial intermediary may perform the services itself or may arrange with a third party to perform the services.

The HVIA Fund Adviser and/or its affiliates may also make payments from their own resources to financial intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, participation in and/or presentation at conferences or seminars, sales or training programs, client and investor entertainment and other sponsored events. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Revenue sharing payments may be negotiated based on a variety of factors, including the level of sales, the amount of Fund assets attributable to investments in the HVIA Fund by financial intermediaries’ customers, a flat fee or other measures as determined from time to time by the HVIA Fund Adviser and/or its affiliates. A significant purpose of these payments is to increase the sales of HVIA Fund shares, which in turn may benefit the HVIA Fund Adviser through increased fees as HVIA Fund assets grow.

Investors should understand that some financial intermediaries may also charge their clients fees in connection with purchases of shares or the provision of shareholder services.

Federated Hermes Fund and Federated Hermes Fund Adviser

Federated Securities Corp., the Federated Hermes Fund’s distributor, (“Distributor”) may pay out of its own resources amounts to certain financial intermediaries, including broker-dealers, banks, registered investment advisers, independent financial planners and retirement plan administrators, and other persons, that support the sale of Shares or provide services to the Federated Hermes Fund and/or its shareholders. The amounts of these payments could be significant, and may create an incentive for the financial intermediary or its employees or associated persons or other persons to recommend or sell Shares of the Federated Hermes Fund to you. Not all financial intermediaries and other persons receive such payments, and the amount of compensation may vary. In some cases, such payments may be made by or funded from the resources of companies affiliated with the Distributor (including the Federated Hermes Fund Adviser). These payments are not reflected in the fees and expenses listed in the fee table section of the Federated Hermes Fund’s Prospectus and described above because they are not paid by the Federated Hermes Fund.

These payments are negotiated and may be based on such factors as: the number or value of Shares that the financial intermediary or other person sells, may sell or arrange for the sale of Shares; the value of client assets invested; the level and types of services or support furnished by the financial intermediary; or the Federated Hermes Fund’s and/or other Federated Hermes funds’ relationship with the financial intermediary. These payments may be in addition to payments, as described above, made by the Federated Hermes Fund to the financial intermediary or other person. In connection with these payments, the financial intermediary may elevate the prominence or profile of the Federated Hermes Fund and/or other Federated Hermes funds, within the financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds and/or granting the Distributor preferential or enhanced opportunities to promote the funds in various ways within the financial intermediary’s organization. In addition, if you purchase IS Shares through a broker acting solely as an agent on behalf of its customers, you may be required to pay a commission to the broker in an amount determined and separately disclosed to you by the broker. You can ask your financial intermediary, or any other person that provides services to you, for information about any payments it receives from the Distributor or the Federated Hermes Fund and any services provided, as well as about fees and/or commissions it charges.

PROCEDURES FOR PURCHASING, REDEEMING AND EXCHANGING SHARES

Federated Hermes Fund

SS&C GIDS, Inc., the Federated Hermes Fund’s registered transfer agent, maintains all necessary shareholder records.

HVIA Fund

Ultimus Fund Solutions, LLC, located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the administrator, fund accountant and transfer agent to the HVIA Fund pursuant to a Master Services Agreement.

The Reorganization

In connection with the Reorganization, any minimum investment amounts applicable to initial investments in the Federated Hermes Fund shall be waived with respect to the HVIA Fund shareholders’ initial receipt of Federated Hermes Fund shares as part of the Reorganization.

In connection with the Reorganization, a shareholder of the HVIA Fund will acquire the shares of the Federated Hermes Fund at net asset value.

Purchases

Federated Hermes Fund

Purchases of the Federated Hermes Fund’s shares may be made through a financial intermediary, directly from the Federated Hermes Fund by wire and by check or through an exchange from the same share class of another Federated Hermes Fund (for exchanges, you must meet the minimum initial investment requirements for purchasing shares and both accounts must have identical registrations). An institution may establish an account and place an order by calling the Federated Hermes Fund and the shares will be priced at the next calculated NAV after the Federated Hermes Fund receives the order. Similarly, shareholders may purchase shares of the HVIA Fund through an investment professional, financial institutions or financial intermediaries.

Federated Hermes Fund and HVIA Fund

Shares of the HVIA Fund and the Federated Hermes Fund may be purchased any day that the New York Stock Exchange (NYSE) is open. When a Fund receives your transaction request in proper form (as described in each Fund’s Prospectus), it is processed at the next calculated NAV of a share. Each of the Federated Hermes Fund’s and the HVIA Fund’s NAVs is determined as of the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time) each day the NYSE is open. Each Fund calculates the NAV by valuing the assets allocated to the share’s class, subtracting the liabilities allocated to the class and dividing the balance by the number of shares of the class outstanding.

Each of the Funds reserves the right to reject any request to purchase or exchange shares.

Systematic Investment Plan/Program

The Federated Hermes Fund offers a Systematic Investment Program (“SIP”).

For the Federated Hermes Fund to use the SIP, an investor needs to complete the SIP section of the new account form or contact the Federated Hermes Fund or the investor’s financial intermediary. Once you have opened an account, purchases of additional shares may be made automatically on a regular basis using the SIP. The minimum investment amount for SIPs is $50. Once you have opened an account, purchases of additional shares also may be made through a financial institution that is an ACH member (the purchase option can be established by completing the appropriate section of the new account form).

Minimum initial and subsequent investment amounts for the Federated Hermes MDT All Cap Core Fund:

Share Class	Minimum Initial Investment	Minimum Subsequent Investment	Minimum Investment for SIP
Institutional Shares	$1,000,000	None	$50

Certain types of accounts are eligible for lower minimum investments. There is no minimum initial or subsequent amount required for employer-sponsored retirement plans; however, such accounts remain subject to the Federated Hermes Fund’s policy on “Accounts with Low Balances” as discussed in its Prospectus. An institutional investor’s minimum investment is calculated by combining all accounts it maintains with the Federated Hermes Fund. Financial intermediaries may impose higher or lower minimum investment requirements on their customers than those imposed by the Federated Hermes Fund. Keep in mind that financial intermediaries may charge you fees for their services in connection with your share transactions.

Federated Hermes reserves the right to close accounts if redemptions or exchanges cause the account balance to fall below $25,000 for Institutional Shares. Before an account is closed, you will be notified and allowed at least 30 days to purchase additional shares to meet the minimum.

Minimum initial and subsequent investment amounts for the HVIA Equity Fund:

Share Class	Minimum Initial Investment	Minimum Subsequent Investment
Institutional Shares	$25,000	None

The HVIA Fund may involuntarily redeem shares in an account, and pay the proceeds to the shareholder, if the shareholder’s activity causes the account balance to fall below a share class’s minimum initial investment amount (the “Minimum Account Balance”). Such automatic redemptions may cause a taxable event for the shareholder. An automatic redemption does not apply, however, if the balance falls below the Minimum Account Balance amount solely because of a decline in the HVIA Fund’s NAV. Before shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 calendar days to purchase additional shares to meet the Minimum Account Balance requirement.

Redemptions and Exchanges

Redemptions

HVIA Equity Fund	Federated Hermes MDT All Cap Core Fund

Shares of the HVIA Fund may be redeemed on any day on which the HVIA Fund computes its NAV. Shares are redeemed at the NAV next determined after the transfer agent receives your redemption request in proper form as described below. Redemption requests may be made by mail or by telephone.

Generally, all redemptions will be paid in cash. The HVIA Fund typically expects to satisfy redemption requests by using holdings of cash or cash equivalents or selling portfolio assets. On a less regular basis and if the Adviser believes it is in the best interest of the HVIA Fund and its shareholders not to sell portfolio assets, the HVIA Fund may satisfy redemption requests by using short-term borrowing from the HVIA Fund’s custodian, if available. These methods normally will be used during both regular and stressed market conditions. In addition to paying redemption proceeds in cash, the HVIA Fund reserves the right to make payment for a redemption in securities rather than cash, which is known as a “redemption in kind.” Redemptions in kind will be made only under extraordinary circumstances and if the HVIA Fund deems it advisable for the benefit of all shareholders, such as a very large redemption that could affect HVIA Fund operations (for example, more than 1% of the Fund’s net assets). A redemption in kind will consist of securities equal in market value to the HVIA Fund shares being redeemed, using the same valuation procedures that the HVIA Fund uses to compute its NAV. Redemption in kind proceeds will typically be made by delivering a pro-rata amount of the HVIA Fund’s holdings to the redeeming shareholder within 7 calendar days after the HVIA Fund’s receipt of the redemption order in proper form. If the HVIA Fund redeems your shares in kind, you will bear the market risks associated with maintaining or selling the securities that are transferred as redemption proceeds. In addition, when you sell these securities, you may pay taxes and brokerage charges associated with selling the securities.

Shares of the Federated Hermes Fund may be redeemed or exchanged any day the Fund computes its NAV. Redemptions and exchanges of the Federated Hermes Fund may be made through a financial intermediary or directly from the Federated Hermes Fund by telephone, by mailing a written request or online account services. Shares also may be redeemed or exchanged in a minimum amount of $50 on a regular basis using a systematic withdrawal/exchange program (to use the systematic withdrawal/ exchange program, an investor must complete the appropriate section of the new account form or an account service options form or contact the investor’s financial intermediary or the Federated Hermes Fund). An investor’s account value must meet the minimum initial investment amount at the time the systematic withdrawal/exchange program is established. Shares of the Federated Hermes Fund may be redeemed for cash or exchanged for shares of the same class of other Federated Hermes Fund on days on which the Federated Hermes Fund computes its NAV.

Exchanges

HVIA Equity Fund	Federated Hermes MDT All Cap Core Fund
N/A

Shareholders may exchange their shares for shares of any Federated Hermes fund or share class that does not have a stated sales charge or contingent deferred sales charge. To do this, the shareholder must meet any applicable shareholder eligibility requirements; ensure that the account registrations are identical; meet any applicable minimum initial investment requirements; and receive a prospectus for the fund into which you wish to exchange.

An exchange is treated as a redemption and a subsequent purchase, and is a taxable transaction. The Fund reserves the right to reject any request to purchase or exchange Shares. The Fund may modify or terminate the exchange privilege at any time.

In addition, the Fund may terminate your exchange privilege if your exchange activity is found to be excessive under the Fund’s frequent trading policies.

Any questions about the foregoing procedures may be directed to, and assistance in effecting purchases, redemptions or exchanges of the Funds may be obtained by calling the Federated Hermes Fund at 1-800-341-7400 or the HVIA Fund at 1-888-209-8710.

DIVIDENDS AND DISTRIBUTIONS; TAX INFORMATION; FREQUENT TRADING; PORTFOLIO HOLDINGS DISCLOSURE POLICIES

Dividends and Distributions

Federated Hermes Fund

Fund	Declaration Frequency	Payment Frequency
Federated Hermes MDT All Cap Core Fund	Annually	Annually

Federated Hermes Fund shareholders who purchase shares by wire begin earning dividends on the day your wire is received. If you purchase shares by check, you begin earning dividends on the business day after the Federated Hermes Fund receives your check. In either case, you earn dividends through the day your redemption request is received.

Dividends are paid to all shareholders invested in the Federated Hermes Fund on the record date. The record date is the date on which a shareholder must officially own shares to earn a dividend.

In addition, the Federated Hermes Fund pays any capital gains at least annually, and may make such special distributions of dividends and capital gains as may be necessary to meet applicable regulatory requirements.

The Federated Hermes Fund’s dividends and capital gains distributions will be automatically reinvested in additional Shares without a sales charge, unless you elect cash payments.

If you have elected to receive Federated Hermes Fund dividends and/or capital gain distributions in cash, and your check is returned by the postal or other delivery service as “undeliverable,” or remain uncashed for 180 days, all subsequent dividend and capital gain distributions will be reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution checks.

HVIA Fund

Fund	Declaration Frequency	Payment Frequency
HVIA Equity Fund	Annually	Annually

The HVIA Fund makes distributions of its net realized capital gains, if any, at least annually. If you own the HVIA Fund’s shares on the HVIA Fund’s record date, you will be entitled to receive the distribution.

With respect to the HVIA Fund, you will receive dividends and distributions in the form of additional HVIA Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the HVIA Fund, or your investment professional or institution, in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the HVIA Fund receives your written notice. To cancel your election, simply send the HVIA Fund, or your investment professional or institution, written notice.

Distributions from Sources other than Ordinary Investment Income

Under the federal securities laws, each of the Federated Hermes Fund and the HVIA Fund is required to provide a notice to shareholders regarding the source of distributions made by the applicable Fund if such distributions are from sources other than ordinary investment income. In addition, important information regarding the applicable Fund’s distributions, if applicable, is available via the link to the applicable Fund and share class name at

www.federatedhermes.com/FundInformation or at www.hviafunds.com.

Tax Information

Each Fund’s distributions of dividends and capital gains are taxable to you whether paid in cash or reinvested in the Funds. Dividends are taxable at different rates depending on the source of dividend income. Distributions of net short-term capital gains are taxable to you as ordinary income. Distributions of net long-term capital gains are taxable to you as long-term capital gains regardless of how long you have owned your shares.

Frequent Trading

HVIA Fund Frequent Trading Policies:

Frequent purchases and redemptions of HVIA Fund shares by a shareholder may harm other HVIA Fund shareholders by interfering with the efficient management of the HVIA Fund’s portfolio, increasing brokerage and administrative costs, and potentially diluting the value of the HVIA Fund’s shares. The HVIA Fund does not accommodate frequent purchases or redemptions of HVIA Fund shares that result in disruptive trading.

The HVIA Fund Board has adopted policies and procedures in an effort to detect and prevent disruptive trading, including market timing in the HVIA Fund. The HVIA Fund, through its service providers, monitors shareholder trading activity to ensure it complies with the HVIA Fund’s policies. The HVIA Fund prepares reports illustrating purchase and redemption activity to detect disruptive trading activity. When monitoring shareholder purchases and redemptions, the HVIA Fund does not apply a quantitative definition to frequent trading. Instead, the HVIA Fund uses a subjective approach that permits it to reject any purchase orders that it believes may be indicative of market timing or disruptive trading. The right to reject a purchase order applies to any purchase order, including a purchase order placed by financial intermediaries. The HVIA Fund may also modify any terms or conditions of purchases of HVIA Fund shares or withdraw all or any part of the offering made by this Prospectus. The HVIA Fund’s policies and procedures to prevent disruptive trading activity are applied uniformly to all shareholders. These actions, in the HVIA Fund Board’s opinion, should help reduce the risk of abusive trading in the HVIA Fund.

When financial intermediaries establish omnibus accounts in the HVIA Fund for their clients, the HVIA Fund reviews trading activity at the omnibus account level and looks for activity that may indicate potential frequent trading or disruptive trading. If the HVIA Fund detects potentially disruptive trading activity, the HVIA Fund will seek the assistance of the intermediary to investigate that trading activity and take appropriate action, including prohibiting additional purchases of HVIA Fund shares by the intermediary and/or its client. Each intermediary that offers the HVIA Fund’s shares through an omnibus account has entered into an information sharing agreement with the HVIA Fund designed to assist the HVIA Fund in stopping future disruptive trading. Intermediaries may apply frequent trading policies that differ from those described in the HVIA Fund’s prospectus. If you invest in the HVIA Fund through an intermediary, please read that firm’s program materials carefully to learn of any rules or fees that may apply. Although the HVIA Fund has taken steps to discourage frequent purchases and redemptions of HVIA Fund shares, it cannot guarantee that such trading will not occur.

Federated Hermes Fund Frequent Trading Policies:

Frequent or short-term trading into and out of the Federated Hermes Fund can have adverse consequences for the Federated Hermes Fund and shareholders who use the Federated Hermes Fund as a long-term investment vehicle. Such trading in significant amounts can disrupt the Federated Hermes Fund’s investment strategies (e.g., by requiring it to sell investments at inopportune times or maintain excessive short-term or cash positions to support redemptions), increase brokerage and administrative costs and affect the timing and amount of taxable gains distributed by the Federated Hermes Fund. Investors engaged in such trading may also seek to profit by anticipating changes in the Federated Hermes Fund’s NAV in advance of the time as of which NAV is calculated.

The Federated Hermes Fund Board has approved policies and procedures intended to discourage excessive frequent or short-term trading of the Federated Hermes Fund’s Shares. The Federated Hermes Fund monitors trading in Federated Hermes Fund shares in an effort to identify disruptive trading activity. The Federated Hermes Fund monitors trades into and out of the Federated Hermes Fund within a period of 30 days or less. The Federated Hermes Fund may also monitor trades into and out of each Federated Hermes Fund for potentially disruptive trading activity over periods longer than 30 days. The size of Share transactions subject to monitoring varies. Where it is determined that a shareholder has exceeded the detection amounts twice within a period of 12 months, the Federated Hermes Fund will temporarily prohibit the shareholder from making further purchases or exchanges of Federated Hermes Fund shares. If the shareholder continues to exceed the detection amounts for specified periods, the Federated Hermes Fund will impose lengthier trading restrictions on the shareholder, up to and including permanently prohibiting the shareholder from making any further purchases or exchanges of Federated Hermes Fund shares. Whether or not the specific monitoring limits are exceeded, the Federated Hermes Fund’s management or the Federated Hermes Fund Adviser may determine from the amount, frequency or pattern of purchases and redemptions or exchanges that a shareholder is engaged in excessive trading that is or could be detrimental to the Federated Hermes Fund and other shareholders and may prohibit the shareholder from making further purchases or exchanges of Federated Hermes Fund shares. No matter how the Federated Hermes Fund defines its limits on frequent trading of Federated Hermes Fund shares, other purchases and sales of Federated Hermes Fund shares may have adverse effects on the management of the Federated Hermes Fund’s portfolio and its performance.

The Federated Hermes Fund’s frequent trading restrictions do not apply to purchases and sales of Federated Hermes Fund shares by other Federated Hermes funds. These funds impose the same frequent trading restrictions as the Federated Hermes Fund at their shareholder level. In addition, allocation changes of the investing Federated Hermes fund are monitored, and the managers of the recipient fund must determine that there is no disruption to their management activity. The intent of this exception is to allow investing fund managers to accommodate cash flows and other activity that result from non-abusive trading in the investing fund, without being stopped from such trading because the aggregate of such trades exceeds the monitoring limits. Nonetheless, as with any trading in Federated Hermes Fund shares, purchases and redemptions of Federated Hermes Fund shares by other Federated Hermes funds could adversely affect the management of the Federated Hermes Fund’s portfolio and its performance.

The Federated Hermes Fund will not restrict transactions made on a non-discretionary basis by certain asset allocation programs, wrap programs, fund of funds, collective funds or other similar accounts that have been pre-approved by Federated Hermes (“Approved Accounts”). The Federated Hermes Fund will continue to monitor transactions by the Approved Accounts and will seek to limit or restrict even non-discretionary transactions by Approved Accounts that are determined to be disruptive or harmful to the Federated Hermes Fund.

The Federated Hermes Fund’s objective is that its restrictions on short-term trading should apply to all shareholders that are subject to the restrictions, regardless of the number or type of accounts in which Shares are held. However, the Federated Hermes Fund anticipates that limitations on its ability to identify trading activity to specific shareholders, including where Shares are held through intermediaries in multiple or omnibus accounts, will mean that these restrictions may not be able to be applied uniformly in all cases.

Other funds in the Federated Hermes family of funds may impose different monitoring policies or in some cases, may not monitor for frequent or short-term trading. Under normal market conditions such monitoring policies are designed to protect the funds being monitored and their shareholders and the operation of such policies and shareholder investments under such monitoring are not expected to have materially adverse impact on the Federated Hermes funds or their shareholders. If you plan to exchange your Federated Hermes Fund shares for shares of another Federated Hermes fund, please read the prospectus of that other Federated Hermes fund for more information.

Portfolio Holdings Disclosure Policies

HVIA Fund

The HVIA Fund Registrant has adopted policies with respect to the disclosure of the HVIA Fund’s portfolio holdings. These policies generally prohibit the disclosure of information about the HVIA Fund’s portfolio to third parties prior to (i) the filing of the information with the SEC in a required filing, or (ii) the day after the information is posted to the HVIA Fund’s website. The HVIA Fund is required to include a schedule of portfolio holdings in its annual and semi-annual reports to shareholders, which are sent to shareholders within 60 days of the end of the second and fourth fiscal quarters and filed with the SEC on Form N-CSR within 70 days of the end of the second and fourth fiscal quarters. The HVIA Fund is also required to file a schedule of portfolio holdings with the SEC on Form N-PORT within 60 days of the end of the first and third fiscal quarters. The HVIA Fund must provide a copy of the complete schedule of portfolio holdings as filed with the SEC to any shareholder of the HVIA Fund, upon request, free of charge.

Federated Hermes Fund

Information concerning the Federated Hermes Fund’s portfolio holdings is available via the link to the Federated Hermes Fund and share class name at FederatedHermes.com/us/FundInformation. A complete listing of the Federated Hermes Fund’s portfolio holdings as of the end of each calendar quarter is posted on the website on or about 15 days (or the next business day) after the end of the quarter and remains posted for six months thereafter. Summary portfolio composition information as of the close of each month is posted on the website 15 days (or the next business day) after month-end and remains posted until replaced by the information for the succeeding month. The summary portfolio composition information may include identification of the Federated Hermes Fund’s top 10 holdings, and a percentage breakdown of the portfolio by positioning and sector.

You may also access portfolio information as of the end of the Federated Hermes Fund’s fiscal quarters via the link to the Federated Hermes Fund and share class name at FederatedHermes.com/us. The Federated Hermes Fund’s Form N-CSR contains complete listings of the Federated Hermes Fund’s portfolio holdings as of the end of the Federated Hermes Fund’s second and fourth fiscal quarters. Fiscal quarter information is made available on the website within 70 days after the end of the fiscal quarter. This information is also available in reports filed with the SEC at the SEC’s website at sec.gov.

Each fiscal quarter, the Federated Hermes Fund will file with the SEC a complete schedule of its monthly portfolio holdings on “Form N-PORT.” The Federated Hermes Fund’s holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC’s website at sec.gov within 60 days of the end of the fiscal quarter upon filing. You may also access this information via the link to the Federated Hermes Fund and share class name at FederatedHermes.com/us.

In addition, from time to time (for example, during periods of unusual market conditions), additional information regarding the Federated Hermes Fund’s portfolio holdings and/or composition may be posted to FederatedHermes.com/us. If and when such information is posted, its availability will be noted on, and the information will be accessible from, the home page of the website.

INFORMATION ABOUT THE REORGANIZATION

BOARD CONSIDERATIONS

HVIA Fund Board Considerations

At a meeting held on July 20-21, 2026 (the “July Meeting”), the HVIA Fund Board, which is comprised of a majority of trustees who are not “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act (“Independent Trustees”), discussed, and ultimately approved, the Reorganization. In advance of the July Meeting, the HVIA Fund Adviser and the Federated Hermes Fund Adviser provided background materials, analyses and other information to the Board regarding, among other things, the topics discussed below. At the July Meeting, the HVIA Fund Board met with representatives of the HVIA Fund Adviser and with representatives of the Federated Hermes Fund Adviser to discuss the Reorganization.

When it considered the Reorganization, the HVIA Fund Board, advised by counsel, took into account a number of factors, including, but not limited to:

• The HVIA Fund Adviser’s discussion of the reasons for the Reorganization, including that the HVIA Fund Adviser intends to discontinue its sponsorship of the HVIA Fund and exit the mutual fund business and in connection therewith determined to propose the Reorganization for regulatory, financial and strategic reasons;

• The terms of the Reorganization as reflected in the Reorganization Agreement;

• The similar investment objectives, policies, risks and limitations of the HVIA Fund and the Federated Hermes Fund as described herein. See “Summary – Comparison of Investment Objectives, Policies and Risks” and “Summary – Comparison of Investment Limitations”;

• The lower gross and net expense ratios of the Federated Hermes Fund. See “Summary – Comparative Fee Tables”;

• The performance of the Federated Hermes Fund, including that the Federated Hermes Fund had also outperformed the HVIA Fund for the 1- and 5-year periods ended December 31, 2025 and for the period since the HVIA Fund’s inception to that date, although the HVIA Fund has outperformed the Federated Hermes Fund in certain annual periods. See “Summary – Comparison of Potential Risks and Rewards; Performance Information”;

• The tax-free status of the Reorganization under the Code, which the HVIA Fund Adviser believes generally would be a preferable tax result for shareholders as compared to a liquidation of the HVIA Fund (which generally would result in taxable redemptions). However, the HVIA Fund will distribute any undistributed income and realized capital gains accumulated prior to the Reorganization to its shareholders. These distributions, if any, will be taxable to an individual investor. See “Summary – Tax Consequences”;

• The fact that the HVIA Fund Adviser or the Federated Hermes Fund Adviser, or their respective affiliates, will bear all of the costs and expenses incurred in connection with the preparation of this Prospectus/Proxy Statement and any of its enclosures, and that no portion of these costs or expenses will be borne by the HVIA Fund or its shareholders (other than costs relating to the purchase or disposition of any portfolio securities as described above) (see “Costs of the Reorganization”);

• Alternatives available to the shareholders of the HVIA Fund, in light of the fact that the HVIA Fund Adviser has determined to discontinue its sponsorship of the HVIA Fund;

• That the HVIA Fund Adviser and the Federated Hermes Fund Adviser represented to the HVIA Fund Board that the Federated Hermes Fund Adviser committed to make commercially reasonable efforts to and intends to comply with the conditions of Section 15(f) of the 1940 Act with respect to the Reorganization (see “Agreement Among Federated Hermes Fund Adviser and HVIA Fund Adviser” for more information regarding the requirements of Section 15(f));

• The range and quality of services that the shareholders of the HVIA Fund will receive as shareholders of the Federated Hermes Fund will generally be comparable to the range and quality of services that such shareholders currently receive;

• The qualifications of the investment personnel for the Federated Hermes Fund and the management of the Federated Hermes Fund, including the securities selection process, and the benefits that the HVIA Fund’s shareholders are expected to receive from the Federated Hermes Fund Adviser’s experienced investment professionals and investment management resources;

• The level of resources and enterprise commitment of the Federated Hermes Fund Adviser to compliance and risk management functions;

• The Federated Hermes Fund Adviser’s distribution capacity, which the HVIA Fund Adviser believes could result in a larger, more viable fund with the potential for greater efficiencies and investment opportunities; and

• The Federated Hermes Fund Adviser’s overall experience in the mutual fund business.

Given the above factors, the HVIA Fund Adviser advised the HVIA Fund Board, and the HVIA Fund Board concluded that, when considering the totality of the factors, the Reorganization is in the best interests of the HVIA Fund and its shareholders.

Based on the foregoing, the HVIA Fund Board unanimously approved the Reorganization Agreement on behalf of the HVIA Fund. In their deliberations, the HVIA Fund Board did not identify any particular factor or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and individual HVIA Fund Board members may have attributed different weights to various factors.

Federated Hermes Fund Board Considerations

At a meeting held on August 11-14, 2026, the Federated Hermes Fund Board likewise unanimously approved the Reorganization on behalf of the Federated Hermes Fund. The Federated Hermes Fund Board, including a majority of the trustees who are not “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act (“Independent Trustees”), determined that the Reorganization is in the best interests of the Federated Hermes Fund. The Federated Hermes Fund Board made its determination after reviewing the materials provided to the members of the Federated Hermes Fund Board and having the opportunity to request and evaluate such additional information as the Federated Hermes Fund Board deemed reasonably necessary to make its determination. The Federated Hermes Fund Board considered various information and factors in reviewing the Reorganization Agreement on behalf of the Federated Hermes Fund including, but not limited to, the following:

• The Reorganization is not expected to have a negative impact on the Federated Hermes Fund’s fees and expenses;

• The Federated Hermes Fund Adviser believes that the investment objectives, policies, risks and limitations of the HVIA Fund and the Federated Hermes Fund are similar and noted that the Federated Hermes Fund has lower expense ratios with lower gross expense ratios and net expense ratios after waivers when compared to the HVIA Fund;

• The Federated Hermes Fund had also outperformed the HVIA Fund for the 1- and 5-year periods ended December 31, 2025 and for the period since the HVIA Fund’s inception to that date, although the HVIA Fund has outperformed the Federated Hermes Fund in certain annual periods. Shareholders should carefully review the “COMPARATIVE FEE TABLES” and “COMPARISON OF POTENTIAL RISKS AND REWARDS; PERFORMANCE INFORMATION” sections of the Prospectus/Proxy Statement to evaluate the fees and expenses and performance records of the Funds for the proposed Reorganization;

• The Federated Hermes Fund Adviser believes that the additional assets that would be acquired by the Federated Hermes Fund through the Reorganization provide the potential for greater efficiencies and investment opportunities over time;

• The terms and conditions of the Reorganization Agreement;

• The Federated Hermes Fund Adviser’s previous experience with transactions similar to the Reorganization;

• The Reorganization is part of the sale by the Parent to Federated Hermes of certain assets relating to the Parent’s business of providing investment advisory and investment management services to the HVIA Fund, the terms and conditions of the sale, the Federated Hermes Fund Adviser’s due diligence in connection with the sale, and the anticipated impact of the sale on the Federated Hermes Fund Adviser;

• The Federated Hermes Fund will not bear any expenses associated with its participation in the Reorganization, except as contemplated in Article IX of the Reorganization Agreement, a form of which is attached as Annex A (for more detail, see “Information About the Reorganization – Costs of the Reorganization”);

• The estimated post-Reorganization costs and expenses related to the disposition of portfolio securities that the Federated Hermes Fund is anticipated to incur (for more detail, see “Costs of the Reorganization”); and

• That the Reorganization is expected to be conducted on a tax-free basis at the Fund-level. However, the HVIA Fund will distribute any undistributed income and realized capital gains accumulated prior to the Reorganization to its shareholders. These distributions, if any, will be taxable to individual investors.

Given the above factors, the Federated Hermes Fund Board concluded that, when considering the totality of the factors, the Reorganization is in the best interests of the Federated Hermes Fund.

Based on the foregoing, the Federated Hermes Fund Board unanimously approved the Reorganization Agreement on behalf of the Federated Hermes Fund.

DESCRIPTION OF THE AGREEMENT AND PLAN OF REORGANIZATION

The Reorganization Agreement provides for the Reorganization to occur on the Closing Date, which is expected to be after the close of business on or about November 20, 2026. The HVIA Fund will transfer all or substantially all of its assets (except for deferred or prepaid expenses, amounts reserved for payment of HVIA Fund liabilities and any additional cash received by the HVIA Fund after the Closing Date in excess of accrued HVIA Fund liabilities recorded on the HVIA Fund’s books on or before the Closing Date that is retained by the HVIA Fund Adviser, which, with respect to the Reorganization, currently are not expected to be material in amount when the Reorganization is consummated on the Closing Date) to the Federated Hermes Fund. In exchange for the transfer of these assets, the Federated Hermes Fund will simultaneously issue to the HVIA Fund a number of full and fractional shares of the Federated Hermes Fund equal in value to the aggregate NAV of the shares of the HVIA Fund calculated as of 4:00 p.m. on the Closing Date.

For purposes of the Reorganization, the value of the HVIA Fund’s assets to be acquired by the Federated Hermes Fund shall be the value of such assets as of the closing on the Closing Date, after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures set forth in the Federated Hermes Fund’s Declaration of Trust, as amended and/or restated to date, and its current Prospectus and SAI, and in accordance with the Federated Hermes Fund’s valuation procedures or such valuation procedures as shall be mutually agreed upon (and approved by) the respective Boards. At the time of the Reorganization, the NAV per share of the HVIA Fund’s shares shall be computed as of the Closing Date, in accordance with valuation procedures established by the Federated Hermes Fund Board or such other valuation procedures as shall be mutually agreed upon and approved by the respective Boards. Although there are differences in the valuation procedures for the HVIA Fund and the Federated Hermes Fund, the Funds agree to use commercially reasonable efforts and good faith to work together to resolve any material differences as described in more detail in the Reorganization Agreement.

Prior to the Reorganization, the HVIA Fund will discharge all of its known liabilities and obligations as provided in the Reorganization Agreement, and the Federated Hermes Fund will not assume any liabilities of the HVIA Fund as a result of the Reorganization. The HVIA Fund Adviser will assume all liabilities of the HVIA Fund of any nature whatsoever, whether absolute or contingent, known or unknown, accrued or unaccrued, that are not discharged by the HVIA Fund.

Following the transfer of assets in exchange for shares of the Federated Hermes Fund, the HVIA Fund will distribute in complete liquidation of the HVIA Fund pro rata to its shareholders of record, determined as of the close of business on the Closing Date, all of the shares of the Federated Hermes Fund received by the HVIA Fund. This distribution will be accomplished by the establishment of accounts in the names of the HVIA Fund’s shareholders on the share records of the Federated Hermes Fund’s transfer agent. The Federated Hermes Fund does not issue share certificates to shareholders. The transfer of shareholder accounts from the HVIA Fund to the Federated Hermes Fund will occur automatically. It is not necessary for HVIA Fund shareholders to take any action to actually effect the transfer.

The Reorganization Agreement contains customary representations, warranties and conditions. Among other things, the Reorganization Agreement provides that the consummation of the Reorganization is subject to the non-waivable condition that the HVIA Fund Registrant and the Federated Hermes Fund Registrant receive an opinion to the effect that the Reorganization will be tax-free to the HVIA Fund, its shareholders and the Federated Hermes Fund. The Reorganization Agreement may be terminated if, before the Closing Date, any of the required conditions have not been met and it reasonably appears that it will not or cannot be met; or there is a breach of any of the representations and warranties and agreements, if not cured within 30 days, or if earlier, by the Closing Date; or the Federated Hermes Fund Board or HVIA Fund Board determines that the Reorganization is not in the best interests of the Federated Hermes Fund or HVIA Fund, respectively.

All fees and expenses incurred directly in connection with the consummation of the Reorganization and the transactions contemplated by the Reorganization Agreement will be borne as contemplated in the Reorganization Agreement. See “Information About the Reorganization – Costs of the Reorganization” in this Prospectus/Proxy Statement for additional information.

The foregoing brief summary of the Reorganization Agreement is qualified in its entirety by the terms and provisions of the Reorganization Agreement. A form of the Reorganization Agreement is attached hereto as Annex A and incorporated herein by reference.

AGREEMENT AMONG FEDERATED HERMES, THE PARENT AND HVIA FUND ADVISER

Federated Hermes entered into a Purchase Agreement with the Parent and the HVIA Fund Adviser, dated as of August 21, 2026 (“Purchase Agreement”), (i) regarding the sale by the HVIA Fund Adviser to Federated Hermes (or one or more designated advisory subsidiaries of Federated Hermes) of certain assets relating to the HVIA Fund Adviser’s business of providing investment advisory and investment management services to the HVIA Fund, (ii) the HVIA Fund Adviser’s and its affiliates’ cooperation in connection with the Reorganization, (iii) the payment of transaction expenses, and (iv) related matters (the “Transaction”). The Purchase Agreement contains customary representations and warranties, covenants, and indemnification provisions. Assuming conditions in the Purchase Agreement and the Reorganization Agreement are met, including completion of satisfactory due diligence by Federated Hermes, shareholders of the HVIA Fund will become shareholders of the Federated Hermes Fund. If this occurs, the HVIA Fund Adviser or its affiliates will be entitled to receive compensation under the Purchase Agreement in the form of a one-time payment, which is significant in amount and based on the assets from the HVIA Fund remaining in the Federated Hermes Fund 30 business days following the closing of the Reorganization.

Under the Purchase Agreement, the Federated Hermes Fund Adviser, the Parent and the HVIA Fund Adviser have each agreed, for the minimum time periods specified in Section 15(f) of the 1940 Act and with respect to the Reorganization subject to compliance with fiduciary duties, that they shall use commercially reasonable efforts not to cause (and to prevent their respective affiliates from causing) a violation of Section 15(f) in connection with the Reorganization. Without limiting the foregoing, each of the Federated Hermes Fund Adviser, the Parent and the HVIA Fund Adviser agree that the Federated Hermes Fund Adviser, subject to compliance with fiduciary duties, will use commercially reasonable efforts to cause the Federated Hermes Fund Board to take such actions as are necessary to ensure that: (i) for a three-year period following the closing of the Transaction, at least 75% of the Federated Hermes Fund Board shall not be “interested persons” (as that term is defined in the 1940 Act) of the Federated Hermes Fund Adviser or HVIA Fund Adviser or any "interested person" thereof; and (ii) for a two-year period following the closing of the Transaction no “unfair burden” (as that term is defined in Section 15(f)(2)(B) of the 1940 Act) is imposed as a result of the Transaction. In addition, for a three-year period following the closing of the Transaction, the Federated Hermes Fund Adviser shall, subject to compliance with fiduciary duties, use commercially reasonable efforts to cause the Federated Hermes Fund Board to take such actions as are necessary to ensure that each vacancy on the Federated Hermes Fund Board is filled by a person who is not an interested person of the Federated Hermes Fund Adviser so as to comply with Section 15(f) of the 1940 Act and is selected and proposed for election by a majority of the Board members who are not interested persons. The Federated Hermes Fund Adviser may elect, in lieu of the covenants set forth in the preceding sentence, to apply for and obtain an exemptive order under Section 6(c) of the 1940 Act from the provisions of Section 15(f)(1)(A) of the 1940 Act, in form and substance reasonably acceptable to the HVIA Fund Adviser.

The HVIA Fund Adviser, the Parent and the Federated Hermes Fund Adviser and/or their affiliates have agreed upon which entities as between them will be responsible for all (or certain portions of) the transaction costs (as defined in the Reorganization Agreement) of the Reorganization, including any costs associated with preparing, filing, printing, and mailing this Prospectus/Proxy Statement.

COSTS OF THE REORGANIZATION

Under the Reorganization Agreement, the HVIA Fund and the Federated Hermes Fund will not bear any expenses associated with their participation in the Reorganization, except as contemplated below and under Article IX of the Reorganization Agreement, a form of which is attached as Annex A and incorporated herein by reference. The Federated Hermes Fund Adviser and/or the HVIA Fund Adviser, or their affiliates, will bear certain expenses associated with the HVIA Fund’s and the Federated Hermes Fund’s participation in the Reorganization as agreed between them. Such Reorganization expenses include: (a) expenses associated with the preparation and filing of the Proxy Materials; (b) postage and mailing; (c) printing; (d) accounting fees; (e) legal and accounting fees incurred in connection with the preparation of the Proxy Materials; and (f) other related administrative or operational costs. Each of the foregoing expenses will be borne by the Federated Hermes Fund Adviser, the HVIA Fund Adviser, or their affiliates, as agreed between the Federated Hermes Fund Adviser and the HVIA Fund Adviser, and will not be borne by the Funds. The Federated Hermes Fund will bear expenses associated with the qualification of Federated Hermes Fund’s shares for sale in the various states on an as-incurred basis. In addition, to the extent that any disposal of portfolio securities is determined to be necessary in connection with the Reorganization, the Funds may incur transaction expenses associated with the sale and purchase of portfolio securities. The Federated Hermes Fund also may dispose of certain securities, and acquire replacement securities, after the Reorganization is consummated in the ordinary course. The amount of transaction costs incurred by the HVIA Fund and the Federated Hermes Fund in connection with these potential sales and acquisitions of portfolio securities is not expected to be material.

The Federated Hermes Fund may hold or dispose of securities following the Reorganization in accordance with the Federated Hermes Fund Adviser’s use of a quantitative computer model driven by fundamental stock selection variables. Because the Federated Hermes Fund uses this quantitative, model-driven strategy which reallocates on a daily basis, it is difficult to provide an accurate assessment of the scope of the required reallocation of the Federated Hermes Fund’s portfolio.

	Total Brokerage Expenses/Commissions	Brokerage Expenses/ Commissions Per Shares
Federated Hermes MDT All Cap Core Fund	$609.80	$.0075

The transaction costs incurred in connection with the disposition of securities in accordance with the use of the quantitative computer model will be borne by the Federated Hermes Fund, subject to the applicable Fee Limit (to the extent such costs are applicable to the Federated Hermes Fund’s total annual fund operating expenses) as discussed above in the section entitled “Summary - Comparative Fee Tables.”

DESCRIPTION OF THE HVIA FUND AND FEDERATED HERMES FUND CAPITALIZATION

The shares of the Federated Hermes Fund to be issued to shareholders of the HVIA Fund under the Reorganization Agreement will be fully paid and non-assessable when issued, transferable without restriction and will have no preemptive rights. Please see the prospectus of the Federated Hermes Fund for additional information about the shares of the Federated Hermes Fund.

The following tables set forth the unaudited capitalization of the HVIA Fund into the Federated Hermes Fund on a pro forma combined basis after giving effect to the Reorganization as of June 30, 2026. This section is for informational purposes only.

	Total Net Assets[1]	Shares Outstanding	Net Asset Value Per Share
HVIA Equity Fund (Institutional Class)	$55,239,001	1,861,473	$29.67
Share Adjustment[2]
Federated Hermes MDT All Cap Core Fund (IS Class)	$2,755,110,195	48,476,509	$56.83
Federated Hermes MDT All Cap Core Fund, Pro Forma Combined (IS Class)	$2,810,349,196	50,337,982	$55.83

1 Total net assets of the Federated Hermes Fund include an additional $998,265,779 of Class A, Class C and Class R6 Shares which are not involved in the Reorganization and are not reflected in the table above.

2 Share adjustment necessary to reflect shares to be issued based on net assets of HVIA Fund and Federated Hermes Fund net asset value per share.

FEDERAL INCOME TAX CONSEQUENCES

As a non-waivable condition to the Reorganization, the Federated Hermes Fund and the corresponding HVIA Fund will receive an opinion of counsel to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:

• The Reorganization as set forth in the Reorganization Agreement will constitute a tax-free reorganization under section 368(a) of the Code, and the HVIA Fund and Federated Hermes Fund will each be a “party to a reorganization” within the meaning of section 368(b) of the Code;

• No gain or loss will be recognized by the Federated Hermes Fund upon its receipt of the HVIA Fund’s assets solely in exchange for shares of the Federated Hermes Fund;

• No gain or loss will be recognized by the HVIA Fund upon transfer of its assets to the Federated Hermes Fund solely in exchange for shares of the Federated Hermes Fund or upon the distribution (whether actual or constructive) of shares of the Federated Hermes Fund to shareholders of the HVIA Fund in exchange for their shares of the HVIA Fund;

• No gain or loss will be recognized by shareholders of the HVIA Fund upon exchange of their shares for shares of the Federated Hermes Fund (including any fractional shares to which they may be entitled);

• The aggregate tax basis of the shares of the Federated Hermes Fund received by shareholders of the HVIA Fund pursuant to the Reorganization (including any fractional shares to which they may be entitled) will be the same as the aggregate tax basis of the HVIA Fund’s shares held by such shareholder immediately prior to the Reorganization;

• The holding period of the Federated Hermes Fund shares received by shareholders of the HVIA Fund (including any fractional shares to which they may be entitled) will include the period during which the HVIA Fund shares exchanged therefore were held by such shareholders, provided the shares of the HVIA Fund were held as capital assets at the time of the Reorganization;

• The tax basis of the HVIA Fund’s assets acquired by the Federated Hermes Fund will be the same as the tax basis of such assets to the HVIA Fund immediately prior to the Reorganization;

• The holding period of the assets of the HVIA Fund in the hands of the Federated Hermes Fund will include the period during which those assets were held by the HVIA Fund; and

• The Federated Hermes Fund will succeed to and take into account, as of the date of the transfer (as defined in Section 1.381(b)-1(b) of the Treasury Regulations), the items of the HVIA Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code.

Such opinion shall be based on customary assumptions and shall be conditioned on (1) such representations as K&L Gates LLP, counsel providing the opinion, may reasonably request (and the HVIA Fund and Federated Hermes Fund will cooperate to make and certify the accuracy of such representations) all being true and complete on the Closing Date, and (2) the Reorganization’s consummation in accordance with the Reorganization Agreement (without the waiver or modification of any terms or conditions hereof and without taking into account any amendments hereof that K&L Gates LLP has not approved). The foregoing opinion may state that no opinion is expressed as to the effect of the Reorganization on the Federated Hermes Fund, the HVIA Fund or any shareholder of the HVIA Fund with respect to any asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting. Notwithstanding anything herein to the contrary, neither the Federated Hermes Fund nor the HVIA Fund may waive the above conditions.

Assuming the Reorganization qualifies as a tax-free Reorganization, as expected, the Federated Hermes Fund will succeed to the capital loss carryforwards of the HVIA Fund. Capital losses of a fund may be carried forward indefinitely to offset future capital gains. However, a Fund’s ability to carry forward capital losses, if any, and to use them to offset future gains may be limited as a result of a Reorganization. “Pre-acquisition losses” of either the HVIA Fund or the Federated Hermes Fund (including capital loss carryforwards, net current-year capital losses, and unrealized losses that exceed certain thresholds) may become unavailable to offset gains of the combined Fund. Additionally, if one Fund has net unrecognized gains above a certain threshold as of the date of a Reorganization (“built-in gains”), the other Fund’s pre-Reorganization losses cannot be used to offset such built-in gains if they are recognized during the five-year period beginning on the date of the Reorganization.

Generally, when ownership of a corporation with capital loss carryforwards changes for tax purposes in connection with a reorganization, the Code imposes various limitations on the use of capital loss carryforwards following the change in ownership. The amount of such loss carryforwards that can be used each year to offset post-acquisition capital gains would generally be determined by multiplying the “federal long-term tax-exempt rate” (the applicable rate as of July 2026 was 3.77%) by the value of the outstanding shares of the smaller Fund, currently the HVIA Fund immediately prior to the Reorganization.

As of each Fund’s most recently completed fiscal year end, the Funds had capital loss carryforwards as follows:

Fund	Most Recent Fiscal Year End	Capital Loss Carryforward As Of Most Recent Fiscal Year End
HVIA Equity Fund	February 28, 2026	0
Federated Hermes MDT All Cap Core Fund	July 31, 2025	0

In addition, the Reorganization will result in the spreading of tax benefits and tax costs across the larger shareholder base of the combined Fund. On the one hand, the shareholders of the HVIA Fund will receive a proportionate share of any “built-in” (unrealized) gains in the Federated Hermes Fund’s assets, as well as any taxable gains realized by the Federated Hermes Fund but not distributed to its shareholders prior to the Reorganization, when such gains are eventually distributed by the Federated Hermes Fund. As a result, shareholders of the HVIA Fund may receive larger taxable distributions than they would have had the Reorganization not occurred. Additionally, any pre-acquisition losses of the HVIA Fund (whether realized or unrealized) remaining after the operation of the limitation rules described above will become available to offset post-Reorganization capital gains otherwise distributed to a broader group of shareholders than would have been the case absent such Reorganization, such that the benefit of those losses to HVIA Fund shareholders may be further reduced relative to what the benefit would have been had the Reorganization not occurred. On the other hand, any pre-acquisition losses of the Federated Hermes Fund remaining after the operation of the limitation rules described above will be available to offset capital gains of the combined Fund realized after the Reorganization other than HVIA Fund built-in gains (as described above), potentially resulting in a tax benefit to HVIA Fund shareholders.

The amount of realized and unrealized gains and losses of each Fund, as well as the size of each Fund, at the time of the Reorganization will determine the extent to which the Funds’ respective realized and unrealized losses, if any, will be available to reduce gains realized by the combined Fund following the Reorganization, and consequently the extent to which the combined Fund may be required to distribute gains to its shareholders earlier than would have been the case absent the Reorganization. Thus the impact of the rules described above will depend on factors that are currently unknown, such that this impact cannot be calculated precisely prior to the Reorganization.

See the discussion under the section entitled “Summary – Tax Consequences” in this Prospectus/Proxy Statement for further information regarding the tax consequences of the Reorganization, including (without limitation) information on the unrealized gains/losses of the Funds, and the possibility that the HVIA Fund may make distributions of ordinary income (which may be taxable, except to the extent that they are exempt-interest dividends) and/or realized capital gains to its shareholders prior to the Reorganization being consummated.

Shareholders of the HVIA Fund should consult their tax advisors regarding the effect, if any, of the Reorganization in light of their individual circumstances. Because the foregoing discussion only relates to the federal income tax consequences of the Reorganization, those shareholders also should consult their tax advisors about the state and local tax consequences, if any, of the Reorganization.

COMPARATIVE INFORMATION ON SHAREHOLDER RIGHTS

Each of the HVIA Fund and the Federated Hermes Fund is an open-end management investment company registered under the 1940 Act. The HVIA Fund Registrant was established under the laws of the State of Ohio. The Federated Hermes Fund Registrant was established under the laws of the Commonwealth of Massachusetts.

The rights of shareholders of the Federated Hermes Fund Registrant and the HVIA Fund Registrant are defined by their respective organizational documents and state law. The chart in Annex C attached hereto compares the rights of shareholders of the HVIA Fund Registrant and the rights of shareholders of the Federated Hermes Fund Registrant.

INFORMATION ABOUT THE HVIA FUND AND THE FEDERATED HERMES FUND

WHERE TO FIND ADDITIONAL INFORMATION

Information about the HVIA Fund is included in its Prospectus and SAI dated June 28, 2026, as supplemented, which is incorporated herein by reference. Information about the Federated Hermes Fund is included in its Prospectus and SAI dated September 30, 2025. Copies of the Prospectuses and SAIs of the Funds, and the SAI dated September 21, 2026 relating to this Prospectus/Proxy Statement, all of which have been filed with the SEC, may be obtained without charge by contacting the Federated Hermes Fund at 1-800-341-7400 or the HVIA Fund at 1-888-209-8710 or by writing to Federated Hermes Fund, 4000 Ericsson Drive, Warrendale, Pennsylvania 15086-7561 or writing the HVIA Fund at c/o Ultimus Fund Solutions, LLC, by regular/express mail at P.O. Box 46707, Cincinnati, Ohio 45246 or by overnight mail at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246. The Prospectus and SAI of the HVIA Fund can be found electronically at www.hviafunds.com or by calling 1-888-209-8710. The Prospectus and SAI of the Federated Hermes Fund are also available electronically on the Federated Hermes Fund’s website at FederatedHermes.com.

The HVIA Fund’s Form N-CSR filing, which includes audited financial statements for the fiscal year ended February 28, 2026, was previously mailed to shareholders of the HVIA Fund. The Federated Hermes Fund’s Form N-CSR filing, which includes audited financial statements for the fiscal year ended July 31, 2025, was previously mailed to shareholders of the Federated Hermes Fund. The Funds will promptly provide, without charge and upon request, to each person to whom this Prospectus/Proxy Statement is delivered a copy of their Form N-CSR filing, which may be requested by writing to the Funds’ principal executive officers or by calling a Fund at the addresses or phone numbers listed above.

The HVIA Fund Registrant, and the Federated Hermes Fund Registrant, on behalf of their Funds, are subject to the informational requirements of the Securities Act of 1933, the Securities Exchange Act of 1934, and the 1940 Act, and in accordance therewith file reports and other information with the SEC. Reports, information/proxy statements and other information filed by the HVIA Fund Registrant and by the Federated Hermes Fund Registrant, on behalf of their Funds, can be obtained by calling or writing the Funds. Copies of such material can be obtained electronically from the EDGAR database on the SEC’s website (www.sec.gov).

ABOUT THE PROXY SOLICITATION AND THE SPECIAL MEETING

Proxies are being solicited by the HVIA Fund Board. The proxies will be voted at the Special Meeting of Shareholders of the HVIA Fund to be held at 10:00 a.m. Eastern Standard Time on November 10, 2026, at the offices of Ultimus Fund Solutions, LLC, located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246 (such special meeting and any adjournment or postponement hereof are referred to as the “Special Meeting”). Proxy materials including this Prospectus/Proxy Statement, the Notice of Special Meeting of Shareholders and the form of proxy are available online at the website listed on your proxy card(s).

The cost of the solicitation, including the printing and mailing of proxy materials, will be borne by the HVIA Fund Adviser and the Federated Hermes Fund Adviser, and/or their respective affiliates. In addition to solicitations through the mail, proxies may be solicited by officers, employees and agents of the HVIA Fund Adviser, the Federated Hermes Fund Adviser or their affiliates, or, if necessary, the communications firm Broadridge Financial Solutions, Inc., retained for this purpose. Such solicitations may be by telephone, through the Internet or otherwise. Any telephonic solicitations will follow procedures designed to ensure accuracy and prevent fraud, including requiring identifying shareholder information, recording the shareholder’s instructions and confirming to the shareholders after the fact. Shareholders who communicate proxies by telephone or by other electronic means have the same power and authority to issue, revoke, or otherwise change their voting instructions as shareholders submitting proxies in written form. The HVIA Fund Adviser, the Federated Hermes Fund Adviser, and/or their respective affiliates may reimburse custodians, nominees and fiduciaries for the reasonable costs incurred by them in connection with forwarding solicitation materials to the beneficial owners of shares held of record by such persons.

The purpose of the Special Meeting is set forth in the accompanying Notice. The HVIA Fund Board knows of no business other than that mentioned in the Notice that will be presented for consideration at the Special Meeting. Should other business properly be brought before the Special Meeting, proxies will be voted in accordance with the best judgment of the persons named as proxies. This Prospectus/Proxy Statement and the enclosed proxy card are expected to be mailed on or about October 1, 2026, to shareholders of record at the close of business on August 28, 2026 (the “Record Date”).

PROXIES, QUORUM AND VOTING AT THE SPECIAL MEETING

Only shareholders of record on the Record Date will be entitled to vote at the Special Meeting. Each share of the HVIA Fund is entitled to one vote. Fractional shares are entitled to proportionate shares of one vote. The votes of shareholders of the Federated Hermes Fund are not being solicited since their approval is not required in order to effect the Reorganization.

Any shareholder entitled to vote at any meeting of shareholders may vote either in person, by telephone, by electronic means including facsimile, or by proxy. Every proxy shall be in writing, subscribed by the shareholder or his duly authorized agent or be in such other form as may be permitted by law, including documents conveyed by electronic transmission. Every proxy shall be dated, but need not be sealed, witnessed or acknowledged. The placing of a shareholder’s name on a proxy or authorizing another to act as the shareholder’s agent, pursuant to telephone or electronically transmitted instructions obtained in accordance with procedures reasonably designed to verify that such instructions have been authorized by such shareholder, shall constitute execution of a proxy by or on behalf of such shareholder. Where shares are held of record by more than one person, any co-owner or co-fiduciary may execute the proxy or give authority to an agent, unless the Secretary of the HVIA Fund Registrant is notified in writing by any co-owner or co-fiduciary that the joinder of more than one is to be required. All proxies shall be filed with and verified by the Secretary or an Assistant Secretary of the HVIA Fund Registrant, or the person acting as Secretary of the Special Meeting. Unless otherwise specifically limited by their term, all proxies shall entitle the holders thereof to vote at any adjournment or postponement of such meeting but shall not be valid after the final adjournment of such meeting. Any person giving a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Secretary of the HVIA Fund Registrant. If no instruction is given on the submitted proxy, the persons named as proxies will vote the shares represented thereby in favor of approval of the proposal.

In order to hold the Special Meeting, a “quorum” of shareholders of the HVIA Fund must be present. Holders of more than 50% of the total number of shares entitled to vote, present in person or by proxy, shall be required to constitute a quorum for the purpose of voting on the proposal to approve the Reorganization Agreement and for the purpose of transacting any other business which may come before the meeting. Approval of the Reorganization Agreement requires the affirmative vote of “a majority of the outstanding securities” as defined in the 1940 Act. This vote requires the lesser of: (a) more than 50% of the outstanding voting securities of the HVIA Fund; or (b) 67% or more of the voting securities of the HVIA Fund present at the Special Meeting if the shareholders of more than 50% of the outstanding voting securities are present or represented by proxy.

Shares represented by a properly executed proxy will be voted in accordance with the instructions on the proxy, or, if no instructions are provided, the shares will be voted in FAVOR of the approval of the Reorganization. Abstentions will be treated as votes present at the Special Meeting and therefore will be included for purposes of determining whether a quorum is present. However, abstentions will not be treated as votes cast at such Special Meeting. Abstentions, therefore, will have no effect on proposals that require an affirmative vote of a majority of votes cast for approval. Broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) are not expected at the meeting as there is no routine matter on which such brokers could vote.

If a quorum is not present, the persons named as proxies shall vote those proxies that have been received to adjourn the Special Meeting from time to time to be held at the same place without further notice than by announcement to be given at the Special Meeting until a quorum shall be present. In the event that a quorum is present but sufficient votes in favor of the proposal have not been received, the persons named as proxies shall vote AGAINST any adjournment those proxies that they are required to vote against the proposal and will vote in FAVOR of such an adjournment all other proxies that they are authorized to vote. If a quorum is achieved and a majority of the shareholders vote against the proposal, the Reorganization will not occur and the HVIA Fund Board will consider alternatives such as liquidating the HVIA Fund. All such adjournments will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Special Meeting to be adjourned.

SHARE OWNERSHIP OF THE FUNDS

A shareholder who owns, directly or indirectly, more than 25% of a Fund’s voting securities may be deemed a “control person” (as defined under applicable securities laws) of the Fund. A control person’s vote could have more significant effect on matters presented to shareholders for approval than the vote of other Fund shareholders.

HVIA Fund

The following shareholders owned, of record, beneficially, or both, 5% or more of a share class of the indicated Fund’s shares as of August 28, 2026.

[TO BE FILED BY AMENDMENT]

Fund	Class	Name of Shareholder	Address of Shareholder	Percent of Class
[ ]	[ ]	[ ]	[ ]	[ ]

At the close of business on the Record Date, the HVIA Fund had the following numbers of outstanding shares:

[TO BE FILED BY AMENDMENT]

Name of Fund	Share Class	Outstanding Shares
[ ]	[ ]	[ ]

[At the close of business on the Record Date, Officers and Trustees of the HVIA Fund owned less than 1% of the class of the HVIA Fund’s outstanding shares.]

Federated Hermes Fund

The following shareholders owned, of record, beneficially, or both, 5% or more of a share class of the indicated Fund’s shares as of August 28, 2026.

[TO BE FILED BY AMENDMENT]

Fund	Class	Name of Shareholder	Address of Shareholder	Percent of Class
[ ]	[ ]	[ ]	[ ]	[ ]

At the close of business on the Record Date, the Federated Hermes Fund had the following numbers of outstanding shares:

[TO BE FILED BY AMENDMENT]

Name of Fund	Share Class	Outstanding Shares
[ ]	[ ]	[ ]

[At the close of business on the Record Date, Officers and Trustees of the Federated Hermes Fund owned less than 1% of each class of the Federated Hermes Fund’s outstanding shares.]

INTERESTS OF CERTAIN PERSONS

The Federated Hermes Fund Adviser is a subsidiary of Federated Hermes. All of the voting securities of Federated Hermes are owned by a trust, the trustees of which are J. Christopher Donahue and Thomas R. Donahue for the benefit of certain members of the Donahue family.

J. Christopher Donahue currently serves as an Interested Trustee of the Federated Hermes Fund Registrant.

OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY

The HVIA Fund Registrant is not required to, and does not, hold annual meetings. Nonetheless, the HVIA Fund Board may call a special meeting of shareholders for action by shareholder vote as may be required by the 1940 Act or as required or permitted by the Declaration of Trust and By-Laws of the HVIA Fund Registrant. Shareholders of the HVIA Fund who wish to present a proposal for action at a future meeting should submit a written proposal to the HVIA Fund Registrant for inclusion in a future proxy statement. Submission of a proposal does not necessarily mean that such proposal will be included in the HVIA Fund’s proxy statement since inclusion in the proxy statement is subject to compliance with certain federal regulations. Shareholders retain the right to request that a meeting of the shareholders be held for the purpose of considering matters requiring shareholder approval.

No business other than the matter described above is expected to come before the Special Meeting, but should any other business properly come before the Special Meeting, the persons named in the enclosed proxy will vote thereon in their discretion.

SHAREHOLDERS ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD(S) AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

By Order of the Board of Trustees,

/s/ Todd E. Heim
Todd E. Heim
President and Executive Officer
September 21, 2026

ANNEX A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this [___] day of [___], 2026, by and among FEDERATED HERMES MDT SERIES, a Massachusetts business trust, with its principal place of business at 4000 Ericsson Drive, Warrendale, PA 15086-7561 (the “Acquiring Fund Registrant”), on behalf of its series, FEDERATED HERMES MDT ALL CAP CORE FUND (the “Acquiring Fund”), and ULTIMUS MANAGERS TRUST, an Ohio business trust, with its principal place of business at 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246 (the “Acquired Fund Registrant”), on behalf of its series, HVIA EQUITY FUND (the “Acquired Fund” and, collectively with the Acquiring Fund, the “Funds”). FEDERATED MDTA LLC, a Delaware limited liability company, with its principal place of business at 125 High Street Oliver Tower, 21st Floor, Boston, MA 02110-2704 (the “Acquiring Fund Adviser”), joins this Agreement solely for purposes of Article IX, and ORANGE INVESTMENT ADVISORS, INC., a corporation organized under the laws of the State of New York, with its principal place of business at 117 Grand Street, Suite 201, Goshen, NY 10924 (the “Acquired Fund Adviser”), joins this Agreement solely for purposes of paragraphs 1.3 and 5.10 and Article IX.

This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”) and the Treasury Regulations promulgated thereunder. The reorganization will consist of: (i) the transfer of all or substantially all of the assets of the Acquired Fund (which offers Institutional Class shares) in exchange solely for shares (Institutional Shares), no par value per share, of the Acquiring Fund (“Acquiring Fund Shares”); (ii) the distribution of the Acquiring Fund Shares (Institutional Shares) to the holders of the outstanding shares of the Acquired Fund (Institutional Class shares); and (iii) the liquidation and dissolution of the Acquired Fund as provided herein, all upon the terms and conditions set forth in this Agreement (the “Reorganization”).

WHEREAS, the Acquiring Fund and the Acquired Fund are separate series of the Acquiring Fund Registrant and the Acquired Fund Registrant, respectively, the Acquiring Fund Registrant and the Acquired Fund Registrant are open-end, registered management investment companies, and the Acquired Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Funds are authorized to issue their shares of beneficial interests;

WHEREAS, the trustees of the Acquired Fund Registrant have determined that the Reorganization, with respect to the Acquired Fund, is in the best interests of the Acquired Fund;

WHEREAS, the trustees of the Acquiring Fund Registrant have determined that the Reorganization, with respect to the Acquiring Fund, is in the best interests of the Acquiring Fund;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR ACQUIRING FUND SHARES AND LIQUIDATION AND DISSOLUTION OF THE ACQUIRED FUND

1.1       THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations, covenants, and warranties contained herein, the Acquired Fund agrees to transfer all or substantially all of its assets, as set forth in paragraph 1.2, to the Acquiring Fund. In exchange, the Acquiring Fund agrees to deliver to the Acquired Fund the number of full and fractional Acquiring Fund Shares determined by multiplying (a) the outstanding shares (Institutional Class shares) of the Acquired Fund (the “Acquired Fund Shares”) by (b) the ratio computed by dividing (x) the net asset value (“NAV”) per share of the Acquired Fund Shares computed in the manner and as of the time and date set forth in paragraph 2.2 by (y) the NAV per share of the Acquiring Fund Shares computed in the manner and as of the time and date set forth in paragraph 2.2. Holders of the Acquired Fund Shares will receive the Acquiring Fund Shares in exchange for their Acquired Fund Shares. Such transactions shall take place at the Closing (as defined below) on the Closing Date (as defined below) provided for in paragraph 3.1.

1.2       ASSETS TO BE ACQUIRED. The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of property having a value equal to the total net assets of the Acquired Fund, including, without limitation, all cash (except as provided below), securities, commodities, interests in futures, dividends or interest receivable, and other assets (except as provided in the next sentence), owned by the Acquired Fund as of the Closing Date. The assets to be acquired by the Acquiring Fund shall not include any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Closing Date, to the extent that they do not have continuing value to the Acquiring Fund.

The Acquired Fund has provided the Acquiring Fund with its most recent audited financial statements, which contain a list of all of the Acquired Fund’s assets as of the date of such statements. The Acquired Fund hereby represents that as of the date of the execution of this Agreement, there have been no changes in its financial position as reflected in such financial statements other than those occurring in the ordinary course of business in connection with the purchase and sale of securities, the issuance and redemption of Acquired Fund Shares and the payment of normal operating expenses, dividends and capital gains distributions.

The Reorganization is to occur on the Closing Date, which is expected to be on or about November 20, 2026. On the Closing Date, substantially all of the assets of the Acquired Fund (except for deferred or prepaid expenses, and amounts reserved for payment of Acquired Fund liabilities and any additional cash received by the Acquired Fund after the Closing Date in excess of accrued Fund liabilities recorded on the Acquired Fund’s books on or before the Closing Date that is retained by the Acquired Fund Adviser) will be transferred to the Acquiring Fund. In exchange for the transfer of these assets, the Acquiring Fund will simultaneously issue to the Acquired Fund a number of full and fractional Acquiring Fund Shares equal in value to the aggregate NAV of the applicable Acquired Fund Shares, calculated as of 4:00 p.m., Eastern time, on the Closing Date.

1.3       LIABILITIES TO BE DISCHARGED. The Acquired Fund will discharge all of its liabilities and obligations prior to the Closing Date (including, without limitation, any trustee deferred compensation liability or any liabilities arising due to the termination of any Acquired Fund contract). For the avoidance of doubt, the Acquiring Fund shall not assume any liabilities or obligations of the Acquired Fund in connection with the Reorganization. Any liabilities or obligations not discharged by the Acquired Fund as of the Closing Date shall be assumed by the Acquired Fund Adviser as of the Closing Date. Accordingly, the Acquired Fund may set aside cash to satisfy its liabilities, which (along with deferred or prepaid expenses) would not be transferred to the Acquiring Fund. Following the Closing Date, if additional cash in excess of accrued expenses recorded on the Acquired Fund’s books on or before the Closing Date is received by or returned to the Acquired Fund, the Acquired Fund Adviser and its affiliates may retain such excess funds; any amounts received or returned that are not retained by the Acquired Fund Adviser shall be remitted to the Acquiring Fund.

1.4       LIQUIDATION AND DISTRIBUTION. On or as soon after the Closing Date as is conveniently practicable: (a) the Acquired Fund will distribute in complete liquidation of the Acquired Fund, pro rata to its shareholders of record, determined as of the close of business on the Closing Date (the “Acquired Fund Shareholders”), all of the Acquiring Fund Shares received by the Acquired Fund pursuant to paragraph 1.1; and (b) the Acquired Fund will thereupon proceed to dissolve and terminate as set forth in paragraph 1.8 below. Such distribution will be accomplished by the transfer of Acquiring Fund Shares credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the name of the Acquired Fund Shareholders, and representing the respective pro rata number of Acquiring Fund Shares due such shareholders. All issued and outstanding Acquired Fund Shares will simultaneously be canceled on the books of the Acquired Fund. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfer. After the Closing Date, the Acquired Fund shall not conduct any business except in connection with the settlement of any securities transactions effected before, but not settled by, the Closing Date, with such settlements to be delivered to the Acquiring Fund, or in connection with the Acquired Fund’s dissolution and termination.

1.5       OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent. Acquiring Fund Shares will be issued simultaneously to the Acquired Fund, in an amount equal in value to the aggregate NAV of the Acquired Fund Shares computed in the manner set forth in paragraph 2.2, to be distributed to Acquired Fund Shareholders.

1.6       TRANSFER TAXES. Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.7       REPORTING RESPONSIBILITY. Any reporting responsibility of the Acquired Fund is and shall remain the responsibility of the Acquired Fund.

1.8       TERMINATION. The Acquired Fund shall be dissolved and terminated promptly following the Closing Date and the making of all distributions pursuant to paragraph 1.4.

1.9       BOOKS AND RECORDS. All books and records of the Acquired Fund, including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the Closing Date.

1.10       OTHER REORGANIZATION-SPECIFIC ITEMS.

In connection with the Reorganization, any minimum investment amounts applicable to initial investments in the Acquiring Fund Shares shall be waived with respect to the Acquired Fund Shareholder’s initial receipt of Acquiring Fund Shares as part of the Reorganization.

In connection with the Reorganization, an Acquired Fund Shareholder will initially acquire Acquiring Fund Shares pursuant to the terms of this Agreement at NAV, and, based on the foregoing, so long as the Acquired Fund Shareholder’s account opened on the books and records of the Acquiring Fund as part of the Reorganization remains open, such Acquired Fund Shareholder will be entitled to make subsequent purchases of additional Acquiring Fund Shares or shares of certain other funds registered under the 1940 Act and advised by a subsidiary of Federated Hermes, Inc.

Any privileges granted to any Acquired Fund Shareholder in connection with the Reorganization shall apply only with respect to the account of such Acquired Fund Shareholder opened on the books and records of the Acquiring Fund as part of the Reorganization, and not to any existing account with the Acquiring Fund or any other Federated Hermes fund or, unless otherwise specifically indicated herein, any other account opened by or on behalf of an Acquired Fund Shareholder with the Acquiring Fund or any other Federated Hermes fund.

ARTICLE II

VALUATION

2.1       VALUATION OF ASSETS. The value of the Acquired Fund’s assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets at the Closing on the Closing Date, after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures set forth in the Acquiring Fund Registrant’s declaration of trust and the Acquiring Fund’s then current prospectus and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the parties (and approved by the respective boards of trustees (“Board”) of the Acquiring Fund Registrant and Acquired Fund Registrant).

2.2       VALUATION OF SHARES. The NAV per share of Acquiring Fund Shares shall be the NAV per share of Acquiring Fund Shares computed at the Closing on the Closing Date, using the valuation procedures set forth in the Acquiring Fund Registrant’s declaration of trust and the Acquiring Fund’s then current prospectus and statement of additional information, or such other valuation procedures as shall be mutually agreed upon by the parties (and approved by their respective Boards).

2.3       SHARES TO BE ISSUED. The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund’s assets to be acquired by the Acquiring Fund pursuant to this Agreement shall be determined in accordance with paragraph 1.1.

2.4       DETERMINATION OF VALUE. All computations of value shall be made by State Street Bank and Trust Company, on behalf of the Acquiring Fund and the Acquired Fund. The Acquired Fund Registrant and the Acquiring Fund Registrant agree to use commercially reasonable and good faith efforts to cause their respective administrators and investment advisers to work together to resolve before the Closing Date any material differences identified between the valuations of the portfolio assets of the Acquired Fund determined using the Acquiring Fund’s valuation procedures as compared to the valuations of the same portfolio assets determined using the Acquired Fund’s valuation procedures.

ARTICLE III

CLOSING AND CLOSING DATE

3.1       CLOSING DATE. The closing of the transactions contemplated hereby (the “Closing”) shall occur on or about November 20, 2026, or such other date(s) as the parties may agree to in writing (the “Closing Date”). All acts taking place at the Closing shall be deemed to take place at 4:00 p.m. Eastern Time on the Closing Date unless otherwise provided herein. The Closing shall be held at the offices of Federated Services Company, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779, or at such other time and/or place as the parties may agree. The Closing may be held in person, by facsimile, email or other communication means as the parties may agree.

3.2       TRANSFER OF ASSETS. As of the Closing Date, the Acquired Fund shall deliver or cause to be delivered the portfolio assets of the Acquired Fund to the Acquiring Fund’s custodian (the “Acquiring Fund Custodian”) for the account of the Acquiring Fund, such portfolio securities to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio assets held in the U.S. Treasury Department’s book-entry system or by the Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Acquiring Fund Custodian in accordance with Rule 17f-4, Rule 17f-5 or Rule 17f-7, as the case may be, under the 1940 Act, and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. The cash delivered shall be in the form of currency or certified or official bank checks, payable to the order of “State Street Bank and Trust Company, for the benefit of the Federated Hermes MDT All Cap Core Fund.” If the Acquired Fund is unable to make such delivery as of the Closing Date in the manner contemplated by this paragraph for the reason that any of such securities or other assets purchased prior to the Closing Date have not yet been delivered to the Acquired Fund or its broker, then the Acquiring Fund will waive the delivery requirements of this paragraph with respect to said undelivered securities or other assets if the Acquired Fund has, by or on the Closing Date, delivered to the Acquiring Fund or the Acquiring Fund Custodian executed copies of an agreement of assignment and escrow and due bills executed on behalf of said broker or brokers, together with such other documents as may be required by the Acquiring Fund or the Acquiring Fund Custodian, such as brokers’ confirmation slips. The transfer of the portfolio assets of the Acquired Fund to the Acquiring Fund shall take place beginning from and after the Closing over the weekend immediately following the Closing Date, and shall be deemed to have been completed as of the Closing upon receipt of the certificate contemplated in paragraph 3.3 below.

3.3       CUSTODIAN’S CERTIFICATE. U.S. Bank, N.A., as custodian for the Acquired Fund (the “Acquired Fund Custodian”), shall deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that: (a) the Acquired Fund’s portfolio securities, cash, and any other assets have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Acquired Fund.

3.4       EFFECT OF SUSPENSION IN TRADING. In the event that on the scheduled Closing Date, either: (a) the New York Stock Exchange (“NYSE”) or another primary exchange on which the portfolio securities of the Acquiring Fund or the Acquired Fund are purchased or sold, shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first Friday that is a business day after the day when trading is fully resumed and reporting is restored.

3.5       TRANSFER AGENT’S CERTIFICATE. Ultimus Fund Solutions, LLC, as transfer agent for the Acquired Fund as of the Closing Date, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of Acquired Fund Shareholders, and the number and percentage ownership of outstanding Acquired Fund Shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver, or cause, SS&C GIDS, Inc., its transfer agent, to issue and deliver, a confirmation evidencing Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Acquired Fund Registrant or provide evidence satisfactory to the Acquired Fund that the Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, assignments, checks, certificates, opinions, receipts and other instruments or documents, if any, as such other party or its counsel may reasonably request.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1       REPRESENTATIONS OF THE ACQUIRED FUND. The Acquired Fund Registrant, on behalf of the Acquired Fund, represents and warrants to the Acquiring Fund Registrant, on behalf of the Acquiring Fund, as follows:

a)       The Acquired Fund is a legally designated, separate series of a business trust duly organized, validly existing, and in good standing under the laws of the State of Ohio.

b)       The Acquired Fund Registrant is registered as an open-end management investment company under the 1940 Act, the Acquired Fund Registrant’s registration with the Securities and Exchange Commission (the “Commission”) as an investment company under the 1940 Act is in full force and effect, and the Acquired Fund Shares are registered under the Securities Act of 1933, as amended (“1933 Act”), and such registration has not been revoked or rescinded and is in full force and effect.

c)       The current prospectus and statement of additional information of the Acquired Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act, and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

d)       The Acquired Fund is not in violation of, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result in a violation of, any provision of the Acquired Fund Registrant’s declaration of trust or by-laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquired Fund is a party or by which the Acquired Fund is bound.

e)       The Acquired Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it before the Closing Date, except for liabilities, if any, to be discharged as provided in paragraph 1.3 hereof. All contracts of the Acquired Fund will be terminated with respect to the Acquired Fund as of the Closing Date (including any such contracts with affiliated persons of the Acquired Fund).

f)        Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund; any of the Acquired Fund’s properties or assets; the Acquired Fund Adviser or officers; or Acquired Fund Registrant’s Board. Any such litigation, administrative proceeding or investigation of or before any court or governmental body, if adversely determined, would not materially and adversely affect the Acquired Fund’s financial condition, the conduct of its business, or the ability of the Acquired Fund to carry out the transactions contemplated by this Agreement. The Acquired Fund knows of no facts that might form the basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

g)       The audited financial statements of the Acquired Fund as of February 28, 2026, and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect in all material respects the financial condition of the Acquired Fund as of such date, and there are no known contingent liabilities of the Acquired Fund as of such date that are not disclosed in such statements.

h)       Since the date of the financial statements referred to in sub-paragraph (g) above, there have been no material adverse changes in the Acquired Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this sub-paragraph (h), a decline in the NAV of the Acquired Fund shall not constitute a material adverse change.

i)        As of the date hereof, except as previously disclosed to the Acquiring Fund in writing, and except as have been corrected as required by applicable law, and to the best of the Acquired Fund’s knowledge, there have been no material miscalculations of the NAV of the Acquired Fund or the NAV per share of any class or series of shares during the twelve-month period preceding the date hereof and preceding the Closing Date, and all such calculations have been made in accordance with the applicable provisions of the 1940 Act.

j)        The minute books and other similar records of the Acquired Fund as made available to the Acquiring Fund prior to the execution of this Agreement contain a true and complete record of all action taken at all meetings and by all written consents in lieu of meetings of Acquired Fund Shareholders, the Acquired Fund Registrant’s Board and committees of the Acquired Fund Registrant’s Board. The stock transfer ledgers and other similar records of the Acquired Fund as made available to the Acquiring Fund prior to the execution of this Agreement, and as existing on the Closing Date, accurately reflect all record transfers prior to the execution of this Agreement, or the Closing Date, as applicable, in the Acquired Fund Shares.

k)       The Acquired Fund has maintained, or caused to be maintained on its behalf, all books and records required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and rules thereunder.

l)        All federal and other tax returns and reports of the Acquired Fund required by law to be filed have been timely filed and are complete and correct in all material respects, and all federal and other taxes shown due on such returns and reports have been paid, or provision shall have been made for the payment thereof. To the best of the Acquired Fund’s knowledge, no such return is currently under audit, and no assessment has been asserted or proposed with respect to such returns.

m)     All issued and outstanding Acquired Fund Shares are duly and validly issued and outstanding, fully paid and non-assessable by the Acquired Fund. All of the issued and outstanding Acquired Fund Shares will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the Acquired Fund’s transfer agent as provided in paragraph 3.5. The Acquired Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any Acquired Fund Shares, and there are no outstanding securities convertible into any Acquired Fund Shares.

n)       At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund’s assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2, and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, free of any lien or other encumbrance, except those liens or encumbrances to which the Acquiring Fund has received notice, and, upon delivery and payment for such assets, and the filing of any articles, certificates or other documents under the laws of the State of Ohio, the Acquiring Fund will acquire good and marketable title, subject to no restrictions on the full transfer of such assets, other than such restrictions as might arise under the 1933 Act, and other than as disclosed to and accepted by the Acquiring Fund.

o)       The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquired Fund. Subject to approval by the Acquired Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

p)       Any information to be furnished by the Acquired Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

q)       From the effective date of the Registration Statement (as defined in paragraph 5.7), through the time of the Reorganization and on the Closing Date, any written information furnished by the Acquired Fund Registrant with respect to the Acquired Fund for use in the Proxy Materials (as defined in paragraph 5.7), or any other materials provided in connection with the Reorganization, including specific written responses to due diligence questions provided in connection with the Acquiring Fund Registrant’s Board meeting to approve this Agreement, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

r)        The Acquired Fund has qualified and elected to be treated as a “regulated investment company” under the Code (a “RIC”), as of and since its first taxable year; and qualifies and is treated and shall continue to qualify and be treated as a RIC under the Code for its taxable year ending upon the Closing Date.

s)       No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), the 1940 Act or Ohio law for the execution of this Agreement by the Acquired Fund Registrant, for itself and on behalf of the Acquired Fund, or the performance of the Agreement by the Acquired Fund Registrant, for itself and on behalf of the Acquired Fund, except, in each case, for (i) the effectiveness of the Registration Statement, and the filing of any articles, certificates or other documents that may be required under Ohio law, (ii) such other consents, approvals, authorizations and filings as have been made or received, and (iii) such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date; it being understood, however, that this Agreement and the transactions contemplated herein must be approved by the Acquired Fund Shareholders as described in paragraph 5.2.

t)        The Acquired Fund, and the Acquired Fund Registrant with respect to the Acquired Fund, has been in compliance and is in compliance in all material respects with the investment policies and restrictions set forth in its registration statement currently in effect. The value of the net assets of the Acquired Fund has been determined and is being determined using portfolio valuation methods that comply in all material respects with the methods described in its registration statement and the requirements of the 1940 Act. There are no legal or governmental actions, investigations, inquiries, or proceedings pending or, to the knowledge of the Acquired Fund, threatened against the Acquired Fund, or the Acquired Fund Registrant with respect to the Acquired Fund, that would question the right, power or capacity of (a) the Acquired Fund to conduct its business as conducted now or at any time in the past, or (b) the Acquired Fund Registrant’s ability to enter into this Agreement on behalf of the Acquired Fund or the Acquired Fund’s ability to consummate the transactions contemplated by this Agreement.

u)       The Acquired Fund is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

4.2       REPRESENTATIONS OF THE ACQUIRING FUND. The Acquiring Fund Registrant, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund Registrant, on behalf of the Acquired Fund, as follows:

a)       The Acquiring Fund is a legally designated, separate series of a business trust duly organized, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts.

b)       The Acquiring Fund Registrant is registered as an open-end management investment company under the 1940 Act, the Acquiring Fund Registrant’s registration with the Commission as an investment company under the 1940 Act is in full force and effect, and the Acquiring Fund Shares are registered under the 1933 Act and such registration has not been revoked or rescinded and is in full force and effect.

c)       The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

d)       The Acquiring Fund is not in violation of, and the execution, delivery and performance of this Agreement will not result in a violation of, any provision of the Acquiring Fund Registrant’s declaration of trust or by-laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which the Acquiring Fund is bound.

e)       Except as otherwise disclosed in writing to and accepted by the Acquired Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund; any of the Acquiring Fund’s properties or assets; the Acquiring Fund Adviser or officers; or Acquiring Fund Registrant’s Board. Any such litigation, administrative proceeding or investigation of or before any court or governmental body, if adversely determined, would not materially and adversely affect the Acquiring Fund’s financial condition, the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

f)        The audited financial statements of the Acquiring Fund as of July 31, 2025 and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Acquired Fund) fairly reflect in all material respects the financial condition of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such date that are not disclosed in such statements.

g)       The unaudited financial statements of the Acquiring Fund as of January 31, 2026, and for the six months then ended have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Acquired Fund) fairly reflect in all material respects the financial condition of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such date that are not disclosed in such statements.

h)       Since the date of the financial statements referred to in sub-paragraph (g) above, there have been no material adverse changes in the Acquiring Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Fund. For the purposes of this sub-paragraph (h), a decline in the NAV of the Acquiring Fund shall not constitute a material adverse change.

i)        All federal and other tax returns and reports of the Acquiring Fund required by law to be filed have been timely filed and are complete and correct in all material respects, and all federal and other taxes shown due on such returns and reports have been paid, or provision shall have been made for the payment thereof. To the best of the Acquiring Fund’s knowledge, no such return is currently under audit, and no assessment has been asserted or proposed with respect to such returns.

j)        All issued and outstanding Acquiring Fund Shares are duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund. The Acquiring Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, and there are no outstanding securities convertible into any Acquiring Fund Shares.

k)       The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund. This Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

l)        Acquiring Fund Shares to be issued and delivered to the Acquired Fund for the account of the Acquired Fund Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized. When so issued and delivered, such shares will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable.

m)     Any information to be furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

n)       From the effective date of the Registration Statement (as defined in paragraph 5.7), through the time of the Reorganization and on the Closing Date, any written information furnished by the Acquiring Fund Registrant with respect to the Acquiring Fund for use in the Proxy Materials (as defined in paragraph 5.7), or any other materials provided in connection with the Reorganization, including specific written responses to due diligence questions provided in connection with the Acquired Fund Registrant’s Board meeting to approve this Agreement, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

o)       The Acquiring Fund has qualified and elected to be treated as a RIC under the Code as of and since its first taxable year; and qualifies and is treated and shall continue to qualify and be treated as a RIC under the Code for its current taxable year.

p)       No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the 1934 Act, the 1940 Act or Massachusetts law for the execution of this Agreement by the Acquiring Fund Registrant, for itself and on behalf of the Acquiring Fund, or the performance of the Agreement by the Acquiring Fund Registrant, for itself and on behalf of the Acquiring Fund, except, in each case, for (i) the effectiveness of the Registration Statement, and the filing of any articles, certificates or other documents that may be required under Massachusetts law, (ii) such other consents, approvals, authorizations and filings as have been made or received, and (iii) such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date.

q)       The Acquiring Fund, and the Acquiring Fund Registrant with respect to the Acquiring Fund, has been in compliance and is in compliance in all material respects with the investment policies and restrictions set forth in its registration statement currently in effect. The value of the net assets of the Acquiring Fund has been determined and is being determined using portfolio valuation methods that comply in all material respects with the methods described in its registration statement and the requirements of the 1940 Act. There are no legal or governmental actions, investigations, inquiries, or proceedings pending or, to the knowledge of the Acquiring Fund, threatened against the Acquiring Fund, or the Acquiring Fund Registrant with respect to the Acquiring Fund, that would question the right, power or capacity of (a) the Acquiring Fund to conduct its business as conducted now or at any time in the past, or (b) the Acquiring Fund Registrant’s ability to enter into this Agreement on behalf of the Acquiring Fund or the Acquiring Fund’s ability to consummate the transactions contemplated by this Agreement.

r)        The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and any state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

s)       The Acquiring Fund is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

ARTICLE V

COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

5.1       OPERATION IN ORDINARY COURSE. The Acquiring Fund and the Acquired Fund will each operate its respective business in the ordinary course between the date of this Agreement and the Closing Date and will remain fully responsible for the timely filing with the Commission and any other applicable governmental office, regulator or self-regulatory organization of all forms, reports and other routine filings that would ordinarily occur prior to the Closing Date, it being understood that such ordinary course of business will include portfolio turnover, changes to the portfolio necessary to transition the portfolio to the Acquiring Fund, customary dividends, other dividends and distributions to shareholders contemplated herein, and shareholder purchases and redemptions.

5.2       APPROVAL OF SHAREHOLDERS. The Acquired Fund Registrant will call a special meeting of the Acquired Fund Shareholders to consider and act upon this Agreement and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein.

5.3       INVESTMENT REPRESENTATION. The Acquired Fund covenants that the Acquiring Fund Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution, other than in connection with the Reorganization and in accordance with the terms of this Agreement.

5.4       ADDITIONAL INFORMATION. The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund Shares.

5.5       FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund Registrant and the Acquired Fund Registrant will each take or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date. Without limiting the foregoing, prior to the Closing Date, the Acquiring Fund Registrant and the Acquired Fund Registrant will agree on a process for the transfer of any dividend or tax reclaim receivables occurring after the Closing Date with sufficient detail as the Acquiring Fund Custodian may require.

5.6       STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within sixty days after the Closing Date, the Acquired Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and which will be certified by the Acquired Fund Registrant’s Treasurer.

5.7       PREPARATION OF REGISTRATION STATEMENT AND SCHEDULE 14A PROXY STATEMENT. The Acquiring Fund Registrant will prepare and file with the Commission a registration statement on Form N-14 relating to the Acquiring Fund Shares to be issued to the Acquired Fund Shareholders (the “Registration Statement”). The Registration Statement on Form N-14 shall include a proxy statement of the Acquired Fund and a prospectus of the Acquiring Fund relating to the transaction contemplated by this Agreement. The Registration Statement shall be in compliance with the 1933 Act, the 1934 Act and the 1940 Act, as applicable. Each party will provide the other party with the materials and information necessary to prepare the Registration Statement and any additional proxy and/or solicitation materials (the “Proxy Materials”), for inclusion therein, in connection with the meeting of the Acquired Fund Shareholders to consider the approval of this Agreement and the transactions contemplated herein.

5.8       PRE-CLOSING DIVIDEND. On or before the Closing Date, the Acquired Fund shall have declared and paid to its shareholders of record a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing all of the Acquired Fund’s investment company taxable income (computed without regard to any deduction for dividends paid), if any, plus the excess, if any, of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods or years ending on or before the Closing Date, and all of its net capital gains realized (after reduction for any capital loss carry forward), if any, in all taxable periods or years ending on or before the Closing Date.

5.9       VALUATION MATTERS. Each of the Acquired Fund Registrant and the Acquiring Fund Registrant covenants that it will provide prompt notice of any material changes to its respective valuation procedures, as approved by the Acquired Fund Registrant’s or the Acquiring Fund Registrant’s Board, as applicable, prior to the Closing Date.

5.10       TAX FILINGS. The Acquired Fund (or the Acquired Fund Adviser on behalf of the Acquired Fund) shall prepare, or cause its agents to prepare, any federal, state or local tax returns required to be filed by the Acquired Fund with respect to taxable years ending on or prior to the Closing Date and further shall cause such tax returns to be duly filed with the appropriate taxing authorities.

5.11       TREATMENT AS REORGANIZATION. The Acquired Fund and the Acquiring Fund agree to treat the Reorganization as a “reorganization” under Section 368(a) of the Code and will file all tax returns consistent with such treatment. Neither the Acquired Fund nor the Acquiring Fund will take any action or cause any action to be taken (including, without limitation the filing of any tax return) that is inconsistent with such treatment or results in the failure of the Reorganization to qualify as a “reorganization” under Section 368(a)(1) of the Code, unless otherwise required by a “determination” within the meaning of Section 1313(a) of the Code.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by the Acquiring Fund pursuant to this Agreement on or before the Closing Date, and, in addition, shall be subject to the following conditions:

a)       All representations, covenants, and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. The Acquiring Fund shall have delivered to the Acquired Fund on such Closing Date a certificate executed in the Acquiring Fund’s name by the Acquiring Fund Registrant’s President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquired Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquired Fund shall reasonably request.

b)       Any condition precedent contained in that certain agreement, dated [___], 2026, by and among the Acquired Fund Adviser, Orange County Bancorp, Inc., and Federated Hermes, Inc. (the “Transaction Agreement”), with respect to the consummation of the Reorganization in connection with the consummation of the transactions contemplated by such Transaction Agreement, shall have been and remain satisfied, and any right of a party thereto not to consummate this Reorganization shall not have been exercised, by the Closing.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by the Acquired Fund pursuant to this Agreement on or before the Closing Date, and, in addition, shall be subject to the following conditions:

a)       All representations, covenants, and warranties of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. The Acquired Fund shall have delivered to the Acquiring Fund on such Closing Date a certificate executed in the Acquired Fund’s name by the Acquired Fund Registrant’s President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

b)       The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund’s assets and liabilities, together with a list of the Acquired Fund’s portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of the Acquired Fund Registrant.

c)       Any condition precedent contained in the Transaction Agreement, with respect to the consummation of the Reorganization in connection with the consummation of the transactions contemplated by such Transaction Agreement, shall have been and remain satisfied, and any right of a party thereto not to consummate this Reorganization shall not have been exercised, by the Closing.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE
ACQUIRING FUND AND ACQUIRED FUND

If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1       All necessary Board approvals of this Agreement and the transactions contemplated herein shall have been obtained by the Funds in accordance with applicable law and the governing documents of the Acquired Fund and Acquiring Fund. This Agreement and the transactions contemplated herein, with respect to the Acquired Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with applicable law and the provisions of the Acquired Fund Registrant’s declaration of trust and by-laws. The Acquired Fund Registrant shall have delivered to the Acquiring Fund reasonable evidence of such approval. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 8.1.

8.2       On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.

8.3       All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of State securities authorities, including any necessary “no-action” positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may waive any such conditions for itself.

8.4       The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. The Registration Statement and Proxy Materials shall have been mailed to the Acquired Fund Shareholders consistent with applicable law. To the best knowledge of the parties to this Agreement, no investigation or proceeding relating to the Registration Statement shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5       Any material differences between the prices of the portfolio assets of the Acquired Fund determined using the Acquiring Fund’s valuation procedures as compared to the prices of the same portfolio assets determined using the Acquired Fund’s valuation procedures identified pursuant to paragraph 2.4 of this Agreement shall have been resolved to the reasonable satisfaction of the parties.

8.6       The parties shall have received an opinion of K&L Gates LLP substantially to the effect that for federal income tax purposes:

a)       The transfer of all or substantially all of the Acquired Fund’s assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares (followed by the distribution of Acquiring Fund Shares to the Acquired Fund Shareholders in dissolution and liquidation of the Acquired Fund) will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Acquired Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code.

b)       No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund solely in exchange for Acquiring Fund Shares.

c)       No gain or loss will be recognized by the Acquired Fund upon the transfer of the Acquired Fund’s assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares or upon the distribution (whether actual or constructive) of Acquiring Fund Shares to Acquired Fund Shareholders in exchange for their Acquired Fund Shares.

d)       No gain or loss will be recognized by any Acquired Fund Shareholder upon the exchange of its Acquired Fund Shares for Acquiring Fund Shares.

e)       The aggregate tax basis of the Acquiring Fund Shares received by each Acquired Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Acquired Fund Shares held by such Acquired Fund Shareholder immediately prior to the Reorganization. The holding period of Acquiring Fund Shares received by each Acquired Fund Shareholder will include the period during which the Acquired Fund Shares exchanged therefor were held by such shareholder, provided the Acquired Fund Shares are held as capital assets at the time of the Reorganization.

f)        The tax basis of the Acquired Fund’s assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Acquired Fund immediately prior to the Reorganization. The holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund.

g)       The Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Regulations thereunder.

Such opinion shall be based on customary assumptions and shall be conditioned on (1) such representations as K&L Gates LLP may reasonably request (and the Acquired Fund and Acquiring Fund will cooperate to make and certify the accuracy of such representations) all being true and complete on the Closing Date, and (2) the Reorganization’s consummation in accordance with this Agreement (without the waiver or modification of any terms or conditions hereof and without taking into account any amendments hereof that K&L Gates LLP has not approved). The foregoing opinion may state that no opinion is expressed as to the effect of the Reorganization on the Acquiring Fund, the Acquired Fund or any Acquired Fund Shareholder with respect to any asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 8.6.

ARTICLE IX

EXPENSES

The Acquired Fund and the Acquiring Fund will not bear any expenses associated with their participation in the Reorganization, except as contemplated in this Article IX. The Acquiring Fund Adviser or its affiliates, and/or the Acquired Fund Adviser or its affiliates, will bear certain expenses associated with the Acquired Fund’s and the Acquiring Fund’s participation in the Reorganization as agreed between them. Such Reorganization expenses include: (a) expenses associated with the preparation and filing of the Proxy Materials; (b) postage and mailing; (c) printing; (d) accounting fees; (e) legal and accounting fees incurred in connection with the preparation of the Proxy Materials; and (f) other related administrative or operational costs. The Acquiring Fund shall bear expenses associated with the qualification of Acquiring Fund Shares for sale in the various states. In addition, to the extent that any transition of portfolio securities is required in connection with the Reorganization, the Funds may incur transaction expenses associated with the sale and purchase of portfolio securities. All expenses paid by the Acquiring Fund will be solely and directly related to the Reorganization in accordance with the principles set forth in Revenue Ruling 73-54, 1973-1 C.B. 187. All expenses will be paid directly by the party bearing such expenses to the relevant providers of service or other payees. Notwithstanding the foregoing, the party directly incurring any costs and expenses will bear such costs and expenses if and to the extent that payment by another party would result in the Acquired Fund or the Acquiring Fund failing to qualify and be eligible for treatment as a RIC under Sections 851 and 852 of the Code or would prevent the Reorganization from qualifying as a “reorganization” under Section 368(a) of the Code.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1       The Acquiring Fund Registrant, on behalf of the Acquiring Fund, and the Acquired Fund Registrant, on behalf of the Acquired Fund, agree that neither party has made to the other party (and each party hereby disclaims the existence and veracity of) any representation, warranty, covenant, statement and/or understanding (including, without limitation, regarding assets, economics, compliance or other matters) not set forth herein, and that this Agreement constitutes the entire agreement between the Acquiring Fund Registrant, on behalf of the Acquiring Fund, and the Acquired Fund Registrant, on behalf of the Acquired Fund, and supersedes any prior representation, warranty, covenant, statement and/or understanding between such parties with respect to the Reorganization.

10.2       Except as specified in the next sentence set forth in this paragraph 10.2, as between the Acquiring Fund and Acquired Fund, the representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement, shall not survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing Date shall continue in effect beyond the consummation of the transactions contemplated hereunder.

ARTICLE XI

TERMINATION

This Agreement may be terminated by the mutual agreement of the Acquiring Fund Registrant and the Acquired Fund Registrant. In addition, either the Acquiring Fund Registrant or the Acquired Fund Registrant may at its option terminate this Agreement at or before the Closing Date due to:

a)       a breach by the other of any representation, warranty, or agreement contained herein to be performed at or before the Closing Date, if not cured within 30 days or, if earlier, by the Closing Date;

b)       a condition herein expressed to be precedent to the obligations of the terminating party that has not been met and it reasonably appears that it will not or cannot be met; or

c)       a determination by a party’s Board, as appropriate, that the consummation of the transactions contemplated herein is not in the best interests of the Acquired Fund Registrant or the Acquiring Fund Registrant, respectively, and notice given to the other party hereto.

In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of any of the Acquiring Fund, the Acquiring Fund Registrant, the Acquired Fund, the Acquired Fund Registrant, or their respective trustees or their respective officers.

ARTICLE XII

AMENDMENTS

This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the officers of the Acquired Fund Registrant, on behalf of the Acquired Fund, and the Acquiring Fund Registrant, on behalf of the Acquiring Fund, and as specifically authorized by their respective Boards; provided, however, that following the meeting of the Acquired Fund Shareholders called by the Acquired Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
LIMITATION OF LIABILITY

13.1       The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2       This Agreement may be executed in any number of counterparts, each of which shall be deemed an original. A facsimile or electronic (e.g., PDF) signature of an authorized officer of a party hereto on this Agreement and/or any transfer document shall have the same effect as if executed in the original by such officer.

13.3       This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

13.4       This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, trust, or entities other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5       If any provision or portion of this Agreement shall be determined to be invalid or unenforceable for any reason, the remaining provisions and portions of this Agreement shall be unaffected thereby and shall remain in full force and effect to the fullest extent permitted by law.

13.6       Any public announcements or similar publicity with respect to this Agreement or the transactions contemplated herein will be made at such time and in such manner as the parties mutually shall agree, provided that nothing herein shall prevent either party from making such public announcements as may be required by applicable law, in which case the party issuing such statement or communication shall advise the other party prior to such issuance.

13.7       Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Acquiring Fund Registrant at 4000 Ericsson Drive, Warrendale, PA 15086-7561, Attention: Chief Legal Officer, the Acquired Fund Registrant at c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246, Attention: Secretary, the Acquiring Fund Adviser at 125 High Street Oliver Tower, 21st Floor, Boston, MA 02110-2704, Attention: Chief Legal Officer, and the Acquired Fund Adviser at 117 Grand Street, Suite 201, Goshen, NY 10924.

13.8       It is expressly agreed that the obligations of the Acquired Fund hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents, or employees of the Acquired Fund Registrant personally, but shall bind only the property of the Acquired Fund, as provided in the declaration of trust of the Acquired Fund Registrant. The execution and delivery of this Agreement have been authorized by the trustees of the Acquired Fund Registrant on behalf of the Acquired Fund and signed by authorized officers of the Acquired Fund Registrant, acting as such. Neither the authorization by such trustees nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Acquired Fund as provided in the declaration of trust of the Acquired Fund Registrant.

13.9       It is expressly agreed that the obligations of the Acquiring Fund hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents, or employees of the Acquiring Fund Registrant personally, but shall bind only the property of the Acquiring Fund, as provided in the declaration of trust of the Acquiring Fund Registrant. The execution and delivery of this Agreement have been authorized by the trustees of the Acquiring Fund Registrant on behalf of the Acquiring Fund and signed by authorized officers of the Acquiring Fund Registrant, acting as such. Neither the authorization by such trustees nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Acquiring Fund as provided in the declaration of trust of the Acquiring Fund Registrant.

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

FEDERATED HERMES MDT SERIES

on behalf of its series,
Federated Hermes MDT All Cap Core Fund

By: _____________________________

Name:

Title:

ULTIMUS MANAGERS TRUST

on behalf of its series,
HVIA Equity Fund

By:_____________________________

Name:

Title:

Solely for purposes of Article IX

Federated MDTA LLC

By:_____________________________

Name:

Title:

Solely for purposes of paragraphs 1.3 and 5.10 and Article IX

Orange Investment Advisors, Inc.

By:_____________________________

Name:

Title:

ANNEX B

FINANCIAL HIGHLIGHTS

HVIA Fund

Financial Highlights

The table that follows presents performance information about the Institutional Class of the HVIA Fund. This information will help you understand the HVIA Fund’s financial performance for its past five fiscal years. Some of the information is presented on a per Share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in the HVIA Fund, assuming reinvestment of any dividends and capital gains.

This information has been audited by Cohen & Company, Ltd., an independent registered public accounting firm, whose report, along with the HVIA Fund’s audited financial statements, is included in the HVIA Fund’s Form N-CSR filing dated February 28, 2026, as filed with the SEC on May 7, 2026, and is incorporated by reference into the Statement of Additional Information.

HVIA EQUITY FUND
INSTITUTIONAL SHARES
FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout Each Year

	Year Ended Feb. 28, 2026	Year Ended Feb. 28, 2025	Year Ended Feb. 29, 2024	Year Ended Feb. 28, 2023	Year Ended Feb. 28, 2022
Net asset value at beginning of year	$ 25.36	$ 24.18	$ 18.16	$ 21.67	$ 19.38
Income (loss) from investment operations:
Net investment income (loss)	(0.01)	0.05	0.07	0.15	0.02
Net realized and unrealized gains (losses) on investments and foreign currencies	3.88	1.77	6.32	(2.08)	2.88
Total from investment operations	3.87	1.82	6.39	(1.93)	2.90
Less distributions from:
Net investment income	(0.02)	(0.06)	(0.09)	(0.13)	(0.03)
Net realized gains	(2.09)	(0.58)	(0.28)	(1.45)	(0.58)
Total distributions	(2.11)	(0.64)	(0.37)	(1.58)	(0.61)
Net asset value at end of year	$ 27.12	$ 25.36	$ 24.18	$ 18.16	$ 21.67
Total return (a)	15.14%	7.57%	35.36%	(8.62%)	14.66%
Net assets at end of year (000's)	$ 53,634	$ 65,461	$ 55,564	$ 35,178	$ 37,732
Ratios/supplementary data:
Ratio of total expenses to average net assets	1.19%	1.19%	1.34%	1.40%	1.35%
Ratio of net expenses to average net assets (b)	0.99%	0.99%	0.99%	0.99%	0.99%
Ratio of net investment income (loss) to average net assets (b)	(0.03%)	0.21%	0.39%	0.80%	0.09%
Portfolio turnover rate	17%	19%	23%	30%	11%

(a)       Total return is a measure of the change in value of an investment in the Fund over the years covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total return would be lower if the Adviser had not reduced management fees and/or reimbursed expenses

(b)       Ratio was determined after management fee reductions and/or expense reimbursements.

Federated Hermes Fund

Financial Highlights

The table that follows presents performance information about Institutional Shares of the Federated Hermes Fund. This information will help you understand the Federated Hermes Fund’s financial performance for its past five fiscal years. Some of the information is presented on a per Share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in the Federated Hermes Fund, assuming reinvestment of any dividends and capital gains.

This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Federated Hermes Fund’s audited financial statements, is included in the Federated Hermes Fund’s Form N-CSR filing dated July 31, 2025, as filed with the SEC on September 25, 2025, and is incorporated by reference into the Statement of Additional Information.

The unaudited financial highlights for the Institutional Shares of the Federated Hermes Fund for the six-month fiscal period ended January 31, 2026 are also included below and incorporated by reference into the Statement of Additional Information.

Financial Highlights – Institutional Shares

(For a Share Outstanding Throughout Each Period)

	Six Months Ended	Year Ended July 31,
	(unaudited) 1/31/2026	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$51.83	$45.23	$36.20	$34.96	$43.40	$32.22
Income From Investment Operations:
Net Investment income (loss)[1]	0.10	0.25	0.25	0.29	0.20	0.19
Net realized and unrealized gain (loss)	3.48	10.32	9.32	4.35	(1.63)	12.08
TOTAL FROM INVESTMENT OPERATIONS	3.58	10.57	9.57	4.64	(1.43)	12.27
Less Distributions:
Distributions from net investment income	(0.14)	(0.22)	(0.26)	(0.21)	(0.14)	(0.21)
Distributions from net realized gain	(2.29)	(3.75)	(0.28)	(3.19)	(6.87)	(0.88)
TOTAL DISTRIBUTIONS	(2.43)	(3.97)	(0.54)	(3.40)	(7.01)	(1.09)
Net Asset Value, End of Period	$52.98	$51.83	$45.23	$36.20	$34.96	$43.40
Total Return[2]	6.96%	24.14%	26.73%	14.69%	(4.67)%	38.83%

Ratios to Average Net Assets:
Net expenses[3]	0.75%[4]	0.74%	0.74%	0.74%	0.74%	0.74%
Net investment income	0.38%[4]	0.52%	0.64%	0.86%	0.52%	0.52%
Expense waiver/reimbursement[5]	0.13%[4]	0.17%	0.18%	0.21%	0.20%	0.21%
Supplemental Data:
Net assets, end of period (000 omitted)	$2,440,010	$1,803,567	$750,516	$413,248	$291,517	$283,822
Portfolio turnover[6]	24%	62%	71%	130%	133%	63%

1                     Per share numbers have been calculated using the average shares method.

2                     Based on net asset value. Total returns for periods of less than one year are not annualized.

3                     Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.

4                     Computed on an annualized basis.

5                     This expense decrease is reflected in both the net expense and the net investment income ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.

6                     Securities that mature are considered sales for purposes of this calculation.

ANNEX C

SUMMARY OF RIGHTS OF SHAREHOLDERS

The Reorganizing Fund Trust and the Surviving Fund Trust are open-end, management investment companies registered under the 1940 Act, which continuously offer to sell shares at their current NAV.

The HVIA Fund is a series of the Reorganizing Fund Trust, which was established as an unincorporated business trust under the laws of the State of Ohio. The Federated Hermes Fund is a series of the Surviving Fund Trust, a business trust under the laws of the Commonwealth of Massachusetts.

The Reorganizing Fund Trust and the Surviving Fund Trust are governed by their respective Declarations of Trust, By-laws and Boards of Trustees. The rights of shareholders of the HVIA Fund and the shareholders of the Federated Hermes Fund as set forth in their respective Declarations of Trust and By-Laws are substantially similar. Set forth below is a brief summary of the significant rights of shareholders of the HVIA Fund and shareholders of the Federated Hermes Fund:

SUMMARY OF RIGHTS OF SHAREHOLDERS

CATEGORY	THE REORGANIZING FUND TRUST	THE SURVIVING FUND TRUST
Preemptive Rights	None.	None.

Preferences	None.	None.

Appraisal Rights	None.	None.

Conversion Rights	None.	None.
Exchange Rights	None.	None. (other than the right to exchange for shares of other funds as provided in the prospectus)

Annual Meetings	Not required.	Not required.

Right to Call Shareholder Meetings

The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee of the Trust when requested to do so in writing by shareholders holding not less than 10% of the shares of the Trust then outstanding.

If the Trustees shall fail to call or give notice of any meeting of shareholders (including a meeting involving only the shareholders of one or more but less than all classes or series) for a period of 30 days after written application by shareholders holding at least 25% of the shares then outstanding requesting a meeting be called for any other purpose requiring action by the shareholders as provided herein or in the Bylaws, then shareholders holding at least 25% of the shares then outstanding may call and give notice of such meeting, and thereupon the meeting shall be held in the manner provided for herein in case of call thereof by the Trustees.

Shall be called by the Trustees upon the written request of shareholders owning at least one-tenth of all series or classes entitled to vote.

Notice of Meetings	Written notice by mailing given at least 7 days before the date of the meeting.	Written notice by delivering or mailing given at least 7 business days before the date of the meeting.

Record Date for Meetings	The Trustees may fix a date and time not more than 90 days prior to the date of any meeting of shareholders.	The Trustees may fix in advance a record date which shall not be more than 90 days before the date of any meeting of shareholders.
Quorum for Meetings	A majority of the Shares entitled to vote shall be a quorum for the transaction of business at a Shareholders’ meeting.	Except as otherwise provided by law, the presence in person or by proxy of the holders of (a) one-half of the Shares of the Trust on all matters requiring a Majority Shareholder Vote, as defined in the Investment Company Act of 1940, or (b) one-third of the Shares of the Trust on all other matters permitted by law, in each case, entitled to vote without regard to Class shall constitute a quorum at any meeting of the Shareholders, except with respect to any matter which by law requires the separate approval of one or more Series or Classes, in which case the presence in person or by proxy of the holders of one-half or one-third, as set forth above, of the Shares of each Series or Class entitled to vote separately on the matter shall constitute a quorum.
Voting Powers	The Shareholders shall have power to vote only (i) for the election or removal of Trustees as provided in Section 3.1, (ii) with respect to any contract with a Contracting Party as provided in Section 3.3 as to which Shareholder approval is required by the 1940 Act, (iii) with respect to any reorganization of the Trust or any Series, but only to the extent required by Section 7.2, (iv) with respect to any amendment of this Declaration of Trust to the extent and as provided in Section 7.3, (v) to the same extent as the stockholders of an Ohio business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the Shareholders, and (vi) with respect to such additional matters relating to the Trust as may be required by the 1940 Act, this Declaration of Trust, the Bylaws or any registration of the Trust with the Commission (or any successor agency) or any state, or as the Trustees may consider necessary or desirable. There shall be no cumulative voting in the election of any Trustee or Trustees. Shares may be voted in person or by proxy. A proxy with respect to Shares held in the name of two or more persons shall be valid if executed by any one of them unless at or prior to exercise of the proxy the Trust receives a specific written notice to the contrary from any one of them. A proxy purporting to be executed by or on behalf of a Shareholder shall be deemed valid unless challenged at or prior to its exercise and the burden of proving invalidity shall rest on the challenger. Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required by law, this Declaration of Trust or the Bylaws to be taken by Shareholders.	Subject to the provisions set forth in Article III, Section 5(d), the Shareholders shall have power to vote, (i) for the election of Trustees as provided in Article IV, Section 2; (ii) for the removal of Trustees as provided in Article IV, Section 3(d); (iii) with respect to any investment adviser or sub-investment adviser as provided in Article VII, Section 1; (iv) with respect to the amendment of this Declaration of Trust as provided in Article XII, Section 7; and (v) with respect to such additional matters relating to the Trust as may be required by law, by this Declaration of Trust, or the By-Laws of the Trust or any regulation of the Trust or the Securities and Exchange Commission or any State, or as the Trustees may consider desirable. Each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote, and each fractional Share shall be entitled to a proportionate fractional vote. There shall be no cumulative voting in the election of Trustees. Shares may be voted in person or by proxy. A proxy with respect to Shares held in the name of two or more persons shall be valid if executed by any one of them unless at or prior to exercise of the proxy the Trust receives a specific written notice to the contrary from any one of them. A proxy purporting to be executed by or on behalf of a Shareholder shall be deemed valid unless challenged at or prior to its exercise and the burden of proving invalidity shall rest on the challenger. At all meetings of Shareholders, unless inspectors of election have been appointed, all questions relating to the qualification of votes and the validity of proxies and the acceptance or rejection of votes shall be decided by the chairman of the meeting. Unless otherwise specified in the proxy, the proxy shall apply to all shares of the Trust (or each Series or Class) owned by the Shareholder. Any proxy may be in written form, telephonic or electronic form, including facsimile, and all such forms shall be valid when in conformance with procedures established and implemented by the officers of the Trust. Until Shares of a Series or Class are issued, the Trustees may exercise all rights of Shareholders of such Series or Class with respect to matters affecting such Series or Class, and may take any action with respect to the Trust or such Series or Class required or permitted by law, this Declaration of Trust or any By-Laws of the Trust to be taken by Shareholders.

Vote Required for Election of Trustees	A plurality shall elect a Trustee, except when a different vote is required or permitted by any provision of the 1940 Act or other applicable law or by this Declaration of Trust or the Bylaws.	Subject to any applicable requirement of law or of the Declaration of Trust or the By-Laws, a plurality of the votes cast shall elect a Trustee.

Adjournment of Meetings	A majority of the shares entitled to vote shall be a quorum for the transaction of business at a shareholders' meeting, but any lesser number shall be sufficient for adjournments.

If a quorum shall not be present for the purpose of any vote that may properly come before the meeting, the Shares present in person or by proxy and entitled to vote at such meeting on such matter may, by plurality vote, adjourn the meeting from time to time to such place and time without further notice than by announcement to be given at the meeting until a quorum entitled to vote on such matter shall be present, whereupon any such matter may be voted upon at the meeting as though held when originally convened.

Removal of Trustees by Shareholders	Any Trustee may be removed by vote of the Shareholders holding not less than two-thirds of the Shares then outstanding cast in person or by proxy at any meeting called for the purpose, or by a declaration in writing signed by Shareholders holding not less than two-thirds of the Shares then outstanding and filed with the Trust's Custodian	A Trustee may be removed at any special meeting of Shareholders of the Trust by a vote of two-thirds of the outstanding Shares.

Personal Liability of Officers and Trustees

No Trustee, officer, employee or agent of the Trust shall be subject to any personal liability whatsoever to any person in connection with Trust property or the affairs of the Trust; and all persons shall look solely to the Trust property for satisfaction of claims of any nature arising in connection with the affairs of the Trust.

Every note, bond, contract, instrument, certificate or undertaking and every other act or thing whatsoever executed or done by or on behalf of the Trust or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been executed or done only by or for the Trust or the Trustees and not personally.

Subject to and except as otherwise provided in the Securities Act of 1933, as amended, and the 1940 Act, the Trust shall indemnify each of its Trustees and officers, including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter referred to as a "Covered Person") against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, and except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

The Trust agrees to indemnify each person who at any time serves as a Trustee or officer of the Trust (each such person being an “indemnitee”) against: (a) any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, by virtue of his being or having been a Trustee or officer of the Trust or his serving or having served as a trustee, director, officer, partner, or fiduciary of another trust, corporation, partnership, joint venture, or other enterprise at the request of the Trust; and (b) any liabilities and expenses, including, without limitation, the cost of credit monitoring, incurred by the indemnified representative as a result of the indemnified representative, while acting in an indemnified capacity, having provided personally identifiable information, including, without limitation, birthdates, social security numbers, driver’s license numbers or passport numbers, to a regulator or counterparty by or with whom the Trust or its series, is regulated or engages in business to satisfy a legal or procedural requirement of such regulator or counterparty, including, without limitation, know-your-customer or anti-money laundering requirements, and the security of such personally identifiable information is compromised and used to the detriment of the indemnified representative; provided, however, that in the case of clause (a) and clause (b), no indemnitee shall be indemnified hereunder against any liability to any person or any expense of such indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence, or (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as “disabling conduct”).

Personal Liability of Shareholders

All persons extending credit to, contracting with or having any claim against the Trust or a particular series of Shares shall look only to the assets of the Trust or the assets of that particular series of Shares for payment under such credit, contract or claim; and neither the Shareholders nor the Trustees, nor any of the Trust’s officers, employees or agents, whether past, present or future, shall be personally liable therefor. Nothing in this Declaration of Trust shall protect any Trustee against any liability to which such Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee.

Every written note, bond, contract, instrument, certificate or undertaking made or issued by the Trustees or by any officers or officer shall give notice that this Declaration of Trust is on file with the Secretary of the State of Ohio and shall recite that the same was executed or made by or on behalf of the Trust or by them as Trustees or Trustee or as officers or officer and not individually and that the obligations of such instrument are not binding upon any of them or the Shareholders individually but are binding only upon the assets and property of the Trust, but the omission thereof shall not operate to bind any Trustees or Trustee or officers or officer or Shareholders or Shareholder individually.

The Trustees, officers, employees or agents of the Trust shall have no power to bind any Shareholder of any Series or Class personally or to call upon such Shareholder for the payment of any sum of money or assessment whatsoever, other than such as the Shareholder may at any time agree to pay by way of subscription for any Shares or otherwise. No Shareholder or former Shareholder of any Series or Class shall be liable solely by reason of his being or having been a Shareholder for any debt, claim, action, demand, suit, proceeding, judgment, decree, liability or obligation of any kind, against or with respect to the Trust or any Series or Class arising out of any action taken or omitted for or on behalf of the Trust or such Series or Class, and the Trust or such Series or Class shall be solely liable therefor and resort shall be had solely to the property of the relevant Series or Class of the Trust for the payment or performance thereof. Each Shareholder or former Shareholder of any Series or Class (or their heirs, executors, administrators or other legal representatives or, in case of a corporation or other entity, its corporate or other general successor) shall be entitled to be held harmless from and indemnified against to the full extent of such liability and the costs of any litigation or other proceedings in which such liability shall have been determined, including, without limitation, the fees and disbursements of counsel if, contrary to the provisions hereof, such Shareholder or former Shareholder of such Series or Class shall be held to be personally liable. Such indemnification shall come exclusively from the assets of the relevant Series or Class. The Trust shall, upon request by a Shareholder or former Shareholder, assume the defense of any claim made against any Shareholder for any act or obligation of the Trust or any Series or Class and satisfy any judgment thereon.

Right of Inspection	The records of the Trust shall be open to inspection by shareholders to the same extent as is permitted stockholders of an Ohio corporation under the Ohio General Corporation Law.	The Trustees shall from time to time determine whether and to what extent, and at what times and places, and under what conditions and regulations the accounts and books of the Trust maintained on behalf of each Series and Class or any of them shall be open to the inspection of the shareholders of any Series or Class; and no shareholder shall have any right of inspecting any account or book or document of the Trust except that, to the extent such account or book or document relates to the Series or Class in which he is a Shareholder or the Trust generally, such Shareholder shall have such right of inspection as conferred by laws or authorized by the Trustees or by resolution of the Shareholders of the relevant Series or Class.

Liquidation and Dissolution	The Trust may be terminated at any time by a majority of the Trustees then in office.	(a) This Trust shall continue without limitation of time but subject to the provisions of paragraphs (b), (c) and (d) of this Section 4. (b) The Trustees may, by majority action, with the approval of a Majority Shareholder Vote of each Series or Class entitled to vote as determined by the Trustees under Section 5(d) of Article III, sell and convey the assets of the Trust or any Series or Class to another trust or corporation. Upon making provision for the payment of all outstanding obligations, taxes and other liabilities, accrued or contingent, belonging to each Series or Class, the Trustees shall distribute the remaining assets belonging to each Series or Class ratably among the holders of the outstanding Shares of that Series or Class. The Trustees shall make a good faith determination that a conveyance of a part of the assets of a Series or Class is in the best interest of Shareholders of the relevant Series or Class. (c) The Trustees may at any time sell and convert into money all the assets of the Trust or any Series or Class without Shareholder approval, unless otherwise required by applicable law. Upon making provision for the payment of all outstanding obligations, taxes and other liabilities, accrued or contingent, belonging to each Series or Class, the Trustees shall distribute the remaining assets belonging to each Series or Class ratably among the holders of the outstanding Shares of that Series or Class. (d) Upon completion of the distribution of the remaining proceeds of the remaining assets as provided in paragraphs (b) and (c), the Trust or the applicable Series or Class shall terminate and the Trustees shall be discharged of any and all further liabilities and duties hereunder or with respect thereto and the right, title and interest of all parties shall be canceled and discharged.

Number of Authorized Shares; Par Value	Unlimited, no par value.	Unlimited, no par value.
Shareholder Proxies

Shares may be voted in person or by proxy. A proxy with respect to Shares held in the name of two or more persons shall be valid if executed by any one of them unless at or prior to the exercise of the proxy the Trust receives a specific written notice to the contrary from any one of them. A proxy purporting to be executed by or on behalf of a Shareholder shall be deemed valid unless challenged at or prior to its exercise and the burden of proving invalidity shall rest on the challenger.

Any shareholder entitled to vote at any meeting of shareholders may vote either in person, by telephone, by electronic means including facsimile, or by proxy, but no proxy which is dated more than six months before the meeting named therein shall be accepted unless otherwise provided in the proxy. Every proxy shall be in writing, subscribed by the shareholder or his duly authorized agent or be in such other form as may be permitted by law, including documents conveyed by electronic transmission. Every proxy shall be dated, but need not be sealed, witnessed or acknowledged. The placing of a shareholder’s name on a proxy or authorizing another to act as the shareholder’s agent, pursuant to telephone or electronically transmitted instructions obtained in accordance with procedures reasonably designed to verify that such instructions have been authorized by such shareholder, shall constitute execution of a proxy by or on behalf of such shareholder. Where Shares are held of record by more than one person, any co-owner or co-fiduciary may execute the proxy or give authority to an agent, unless the Secretary of the Trust is notified in writing by any co-owner or co-fiduciary that the joinder of more than one is to be required. All proxies shall be filed with and verified by the Secretary or an Assistant Secretary of the Trust, or the person acting as Secretary of the Meeting. Unless otherwise specifically limited by their term, all proxies shall entitle the holders thereof to vote at any adjournment of such meeting but shall not be valid after the final adjournment of such meeting.

Trustee Power to Amend Organizational Documents

All rights granted to the Shareholders under this Declaration of Trust are granted subject to the reservation of the right to amend this Declaration of Trust as herein provided. Subject to the foregoing, the Trustees may, by an instrument in writing signed by a majority of the then Trustees (or by an officer of the Trust pursuant to the vote of a majority of such Trustees), without any Shareholder vote, amend or otherwise supplement this Declaration of Trust by making an amendment, a Declaration of Trust supplemental hereto or an amended and restated Declaration of Trust. Without limiting the foregoing power reserved to the Trustees, the Trustees may, without any Shareholder vote, amend this Declaration of Trust in order to (i) establish and designate any new Series of Shares not established and designated in Section 4.2, or any Class or amend any such establishment or designation; (ii) change the name of the Trust or the name of any Series or Class theretofore established and designated or the name of its principal office or agent, as applicable; (iii) supply any omission, cure any ambiguity or cure, correct or supplement any provision hereof which is internally inconsistent with any other provision hereof; or (iv) if the Trustees deem it necessary and advisable, to conform this Declaration of Trust to the requirements of applicable law, including the 1940 Act and the Internal Revenue Code and applicable regulations, in order that the Trust may obtain the most favorable treatment thereunder available to regulated investment companies, but the Trustees shall not be liable for failing to do so. Subject to the foregoing, any such amendment shall be effective as provided in the instrument containing the terms of such amendment or, if there is no provision therein with respect to effectiveness, upon the execution of such instrument and of a certificate (which may be a part of such instrument) executed by a Trustee or officer of the Trust to the effect that such amendment has been duly adopted.

Shareholders shall have the right to vote on (i) any amendment that would affect their right to vote granted hereunder; (ii) any amendment to this Section; (iii) any amendment as may be required by law, or by the Trust's then current registration statement, to be approved by Shareholders; and (iv) any amendment submitted to them by the Trustees. Any amendment on which Shareholders have the right to vote shall require the vote, or the written consent, without a meeting, of the holders of Shares representing not less than a majority of the outstanding Shares of the Trust. Notwithstanding the foregoing, if the Trustees shall determine that any amendment required or permitted to be submitted to Shareholders would affect only the interest of Shareholders of particular Series or Classes of Shares, then only Shareholders of such Series or Classes, as applicable, shall be entitled to vote thereon, and no vote of Shareholders of any other Series or Classes shall be required. Subject to the foregoing, any such amendment shall be effective as provided in the instrument containing the terms of such amendment or, if there is no provision therein with respect to effectiveness, upon the execution of such instrument and of a certificate (which may be a part of such instrument) executed by a Trustee or officer of the Trust to the effect that such amendment has been duly adopted.

Nothing contained in this Declaration of Trust shall permit the amendment of this Declaration of Trust to impair the exemption from personal liability of the Shareholders, former Shareholders, Trustees, officers, employees and agents of the Trust or to permit assessments upon Shareholders or former Shareholders. Notwithstanding anything else herein, any amendment to Section 6.4 shall not limit the rights to indemnification or insurance provided therein with respect to actions or omissions of persons entitled to indemnification under such Section prior to such amendment.

Notwithstanding any other provision hereof, until such time as Shares of a particular Series or Class are first issued, this Declaration of Trust may be terminated or amended in any respect as to that Series or Class, and as to any Series or Class in which Shares are not outstanding, by the affirmative vote of a majority of the Trustees or by an instrument signed by a majority of the Trustees. The By-Laws may be amended or repealed, in whole or in part, by a majority of the Trustees then in office at any meeting of the Trustees, or by one or more writings signed by such majority.

The By-Laws may be amended or repealed, in whole or in part, by a majority of the Trustees then in office at any meeting of the Trustees, or by one or more writings signed by such majority.

All rights granted to the Shareholders under the Declaration of Trust are granted subject to the reservation of the right to amend the Declaration of Trust as herein provided, except that no amendment shall repeal the limitations on personal liability of any Shareholder or Trustee or repeal the prohibition of assessment upon the Shareholders without the express consent of each Shareholder or Trustee involved. Subject to the foregoing, the provisions of the Declaration of Trust (whether or not related to the rights of Shareholders) may be amended at any time, so long as such amendment does not adversely affect the rights of any Shareholder with respect to which such amendment is or purports to be applicable and so long as such amendment is not in contravention of applicable law, including the 1940 Act, by an instrument in writing signed by a majority of the then Trustees (or by an officer of the Trust pursuant to the vote of a majority of such Trustees). Any amendment to the Declaration of Trust that adversely affects the rights of Shareholders may be adopted at any time by an instrument signed in writing by a majority of the then Trustees (or by any officer of the Trust pursuant to the vote of a majority of such Trustees) when authorized to do so by the vote of the Shareholders holding a majority of the Shares entitled to vote. Subject to the foregoing, any such amendment shall be effective as provided in the instrument containing the terms of such amendment or, if there is no provision therein with respect to effectiveness, upon the execution of such instrument and of a certificate (which may be a part of such instrument) executed by a Trustee or officer to the effect that such amendment has been duly adopted. Copies of the amendment to the Declaration of Trust shall be filed as specified in Section 5 of Article XII of the Declaration of Trust. A restated Declaration of Trust, integrating into a single instrument all of the provisions of the Declaration of Trust which are then in effect and operative, may be executed from time to time by a majority of the Trustees and shall be effective upon filing as specified in Section 5.

The By-Laws may be amended by a majority vote of all of the Trustees.

Involuntary Redemption of Accounts

Each Share of each Series that has been established and designated is subject to redemption by the Trust at the redemption price which would be applicable if such Share was then being redeemed by the Shareholder pursuant to subsection (f) of this Section 4.2 at any time and for any reason under the terms set by the Trustees, including but not limited to: (a) the determination of the Trustees that direct or indirect ownership of Shares of any Series has or may become concentrated in such Shareholder to an extent that would disqualify that Series as a regulated investment company under the Internal Revenue Code of 1986, as amended (or any successor statute thereto), (b) the failure of a Shareholder to supply a tax identification number if required to do so, (c) the failure of a Shareholder to pay when due for the purchase of Shares issued to that Shareholder, (d) the value of a Shareholder's Shares being less than a minimum amount established from time to time by the Trustees, (e) the failure of a Shareholder to meet or maintain the qualifications for ownership of a particular Series or Class of Shares, (f) the determination by the Trustees or pursuant to policies adopted by the Trustees that ownership of Shares by a particular Shareholder is not in the best interests of the remaining Shareholders of the Trust or applicable Series or Class, (g) at any time, if the Trustees determine in their sole discretion that failure to so redeem may have materially adverse consequences to all or any of the holders of the Shares, or any Series thereof, of the Trust, or (h) the merger, reorganization or liquidation of a Series or the Trust. Upon such redemption the holders of the Shares so redeemed shall have no further right with respect thereto other than to receive payment of such redemption price.

Notwithstanding the foregoing, if the Trustees determine to issue Shares of any Series or Class in Creation Units, then only Shares of such Series or Class comprising a Creation Unit shall be redeemable by the Trust with respect to any applicable Series or Class. Unless the Trustees otherwise shall determine, there shall be no redemption of any partial or fractional Creation Unit.

The Trust shall have the right to cause the redemption of Shares of any Series or Class in any Shareholder’s account for their then current net asset value and promptly make payment to the shareholder (which payment may be reduced by any applicable redemption charge or deferred sales charge), if (a) at any time the total investment in the account does not have a minimum dollar value determined from time to time by the Trustees in their sole discretion, (b) at any time a Shareholder fails to furnish certified Social Security or Tax Identification Numbers, or (c) at any time the Trustees determine in their sole discretion that failure to so redeem may have materially adverse consequences to the other Shareholders or the Trust or any Series or Class thereof.

STATEMENT OF ADDITIONAL INFORMATION

September 21, 2026

RELATING TO THE ACQUISITION OF THE ASSETS OF:

HVIA Equity Fund

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

Telephone No: 1-888-209-8710

BY AND IN EXCHANGE FOR SHARES OF

Federated Hermes MDT All Cap Core Fund

4000 Ericsson Drive
Warrendale, Pennsylvania 15086-7561
Telephone No: 1-800-341-7400

This Statement of Additional Information, dated September 21, 2026, is not a prospectus. A Prospectus/Proxy Statement, dated September 21, 2026, related to the acquisition of the assets of the below-named Reorganizing Fund by and in exchange for shares of the below-named Surviving Fund may be obtained from the below-named Surviving Fund by writing or calling at the address and telephone number shown above. This Statement of Additional Information should be read in conjunction with such Prospectus/Proxy Statement. Unless otherwise indicated, capitalized terms used herein have the same meanings as are given to them in the Prospectus/Proxy Statement.

REORGANIZING FUND	SURVIVING Fund
HVIA Equity Fund (a series of Ultimus Managers Trust)	Federated Hermes MDT All Cap Core Fund (a series of Federated Hermes MDT Series Trust)
Institutional Class	Institutional Shares (“IS”)

TABLE OF CONTENTS

1.       Statement of Additional Information (“SAI”) of Federated Hermes MDT All Cap Core Fund, a series of Federated Hermes MDT Series, dated September 30, 2025.

2.       Audited Financial Statements of Federated Hermes MDT All Cap Core Fund, a series of Federated Hermes MDT Series, dated July 31, 2025.

3.       Unaudited Financial Statements of Federated Hermes MDT All Cap Core Fund, a series of Federated Hermes MDT Series, dated January 31, 2026.

4.       SAI of HVIA Equity Fund, a series of Ultimus Managers Trust, dated June 28, 2026.

5.       Audited Financial Statements of HVIA Equity Fund, a series of Ultimus Managers Trust, dated February 28, 2026.

6.       Supplemental Financial Information (Unaudited)

INFORMATION INCORPORATED BY REFERENCE

Federated Hermes MDT All Cap Core Fund

HVIA Equity Fund

The following documents are incorporated by reference into this SAI. Copies of the Federated Hermes MDT All Cap Core Fund’s documents may be obtained at Federated Hermes Funds, 4000 Ericsson Drive, Warrendale, Pennsylvania 15086-7561 or by calling 1-800-341-7400. Copies of the HVIA Equity Funds’ documents may be obtained without charge, upon request, by writing the Fund, c/o Ultimus Fund Solutions, LLC, by regular/express mail at P.O. Box 46707, Cincinnati, Ohio 45246 or by overnight mail at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, by calling toll-free 1-888-209-8710.

1.       SAI for the Federated Hermes MDT All Cap Core Fund dated September 30, 2025, as supplemented, (File Nos.: 811-21904 and 33-134468).

2.       SAI for HVIA Equity Fund dated June 28, 2026, as supplemented, (File Nos. 811-22680 and 33-180308).

3.       Form N-CSR for Federated Hermes MDT All Cap Core Fund dated July 31, 2025 (File Nos.: 811-21904 and 33-134468).

4.       Form N-CSRS for Federated Hermes MDT All Cap Core Fund dated January 31, 2026 (File Nos.: 811-21904 and 33-134468).

5.       Form N-CSR for the HVIA Equity Fund dated February 28, 2026 (File Nos. 811-22680 and 33-180308).

SUPPLEMENTAL FINANCIAL INFORMATION (UNAUDITED)

A table showing the fees of the Reorganizing Fund and the Surviving Fund, and the fees and expenses of the Surviving Fund on a pro forma basis after giving effect to the proposed Reorganization, is included in the “Summary—Comparative Fee Tables” section of the Prospectus/Proxy Statement.

The Reorganization will not result in a material change to the Reorganizing Fund’s investment portfolio due to the investment restrictions of the Surviving Fund. In particular, each security held by the Reorganizing Fund is eligible to be held by the Surviving Fund. As a result, a schedule of investments of the Reorganizing Fund modified to show the effects of the change is not required and is not included. Notwithstanding the foregoing, changes may be made to the Reorganizing Fund’s portfolio in advance of the Reorganization and/or the Surviving Fund’s portfolio following the Reorganization.

A narrative description of the material differences between the accounting and valuation policies of the Reorganizing Fund and the Surviving Fund, based on asset type, is included below. While the discussion below outlines certain minor differences in methodology used by the Reorganizing Fund and Surviving Fund when valuing different security types, the Funds have agreed to use commercially reasonable efforts to work together to resolve any material differences as described in more detail in the Agreement and Plan of Reorganization. The HVIA Fund Adviser and the Federated Hermes Fund Adviser do not anticipate that any such differences in valuation procedures would result in material changes to the market value of your investments.

Domestic Equities: The Surviving Fund expects minimal differences on this security type. The Surviving Fund uses the London Stock Exchange as the primary pricing vendor, whereas the Reorganizing Fund uses the Intercontinental Exchange. However, the Surviving Fund does not expect any issues or differences as the Surviving Fund dual sources all equity pricing on a daily basis. With respect to an equity that does not trade, there could be differences where the Reorganizing Fund uses a bid price to value such security, but the Surviving Fund uses a mean price. In such an instance, a mean price would generally be higher.

Foreign Equities: The Surviving Fund expects minimal differences on this security type. Similarly to domestic equities, the Surviving Fund does not expect any differences in the prices from the pricing vendors (London Stock Exchange for the Surviving Fund and Intercontinental Exchange for the Reorganizing Fund). The complexes apply fair value factors differently. The Surviving Fund uses Virtu Financial, fair values every day, and does not use a trigger. The Reorganizing Fund uses Intercontinental Exchange and uses a trigger, meaning that the Reorganizing Fund does not fair value every day. The different fair value providers may also utilize foreign exchange rates at differing times throughout the trading day, which can cause minor differences in valuation.

Tax Lot Identification Methods: The Reorganizing Fund uses “least tax liability” (which is similar to the “high cost” method where shares with the highest cost are redeemed first, but also looks at whether tax lots are short-term or long-term when determining which lots to relieve) as their standing (default) tax lot identification method, which means this is the method the Reorganizing Fund uses to determine which specific shares are deemed to be sold when there are multiple purchases of a single security on different dates at differing net asset values, and the entire position is not sold at one time. The Surviving Fund uses specific identification (realized based on the size of loss within a holding period, including considering short-term or long-term status when determining which lots to relieve) as its default tax lot identification method. In general, both methods are designed to result in a lower realized gain, minimizing realized capital gains.

FEDERATED HERMES MDT ALL CAP CORE FUND,
a series of FEDERATED HERMES MDT SERIES

Investment Adviser
Federated MDTA LLC
125 High Street, Oliver Tower, 21st Floor,

Boston, MA 02110-2704

Administrator and Distributor
Federated Advisory Service Company
1001 Liberty Avenue
Pittsburgh, Pennsylvania 15222

HVIA EQUITY FUND,

a series of Ultimus Managers Trust

Investment Adviser
Orange Investment Advisors
117 Grand Street,
Suite 201
Goshen, New York 10924

Administrator and Distributor
Ultimus Fund Solutions, LLC
225 Pictoria Drive,
Suite 450
Cincinnati, Ohio 45246

Item 15. Indemnification

Indemnification is provided to Officers and Trustees of the Registrant pursuant to the Registrant's By-Laws, as amended. This includes indemnification against: (a) any liabilities or expenses incurred in connection with the defense or disposition of any action, suit or proceeding in which an Officer or Trustee may be or may have been involved; and (b) any liabilities and expenses incurred by an Officer or Trustee as a result of having provided personally identifiable information to a regulator or counterparty by or with whom the Registrant (or its series, as applicable) is regulated or engages in business to satisfy a legal or procedural requirement of such regulator or counterparty.

The Investment Advisory Contract, and Sub-advisory Agreement as applicable, (collectively, “Advisory Contracts”) between the Registrant and the investment adviser, and sub-adviser as applicable, (collectively, “Advisers”) of its series, provide that, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties under the Advisory Contracts on the part of the Advisers, Advisers shall not be liable to the Registrant or to any shareholder for any act or omission in the course of or connected in any way with rendering services or for any losses that may be sustained in the purchase, holding, or sale of any security.

The Registrant’s distribution contract contains provisions limiting the liability, and providing for indemnification, of the Officers and Trustees under certain circumstances.

Registrant's Trustees and Officers are covered by an Investment Trust Errors and Omissions Policy.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, Officers, and controlling persons of the Registrant by the Registrant pursuant to the By-Laws, as amended, or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by Trustees), Officers, or controlling persons of the Registrant in connection with the successful defense of any act, suit, or proceeding) is asserted by such Trustees, Officers, or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

Insofar as indemnification for liabilities may be permitted pursuant to Section 17 of the Investment Company Act of 1940 for Trustees, Officers, and controlling persons of the Registrant by the Registrant pursuant to the By-Laws, as amended, or otherwise, the Registrant is aware of the position of the Securities and Exchange Commission as set forth in Investment Company Act Release No. IC-11330. Therefore, the Registrant undertakes that in addition to complying with the applicable provisions of the By-Laws, as amended, or otherwise, in the absence of a final decision on the merits by a court or other body before which the proceeding was brought, that an indemnification payment will not be made unless in the absence of such a decision, a reasonable determination based upon factual review has been made (i) by a majority vote of a quorum of non-party Trustees who are not interested persons of the Registrant or (ii) by independent legal counsel in a written opinion that the indemnitee was not liable for an act of willful misfeasance, bad faith, gross negligence, or reckless disregard of duties. The Registrant further undertakes that advancement of expenses incurred in the defense of a proceeding (upon undertaking for repayment unless it is ultimately determined that indemnification is appropriate) against an Officer, Trustee or controlling person of the Registrant will not be made absent the fulfillment of at least one of the following conditions: (i) the indemnitee provides security for his undertaking; (ii) the Registrant is insured against losses arising by reason of any lawful advances; or (iii) a majority of a quorum of disinterested non-party Trustees or independent legal counsel in a written opinion makes a factual determination that there is reason to believe the indemnitee will be entitled to indemnification.

Item 16. Exhibits

Exhibit Number	DESCRIPTION
(1)	Declaration of Trust
1.1	Conformed copy of Declaration of Trust of the Registrant dated May 18, 2006, including Amendments	+
(2)	By-Laws
2.1	Conformed Copy of Amended By-Laws of the Registrant, including Amendments	+
(3)	Voting Trust Agreement
Not applicable
(4)	Agreement of Acquisition, Reorganization, Merger, Liquidation and any Amendments
Form of Agreement and Plan of Reorganization filed herein as Annex A to the Prospectus/Proxy Statement
(5)	Instruments Defining Rights of Security Holders
5.1	As of September 1, 1997, Federated Securities Corp. stopped issuing share certificates.
(6)	Investment Advisory Contracts
Federated MDTA, LLC
6.1	Conformed copy of the Investment Advisory Contract of the Registrant dated July 31, 2006, as amended, including Exhibits and Limited Power of Attorney dated June 1, 2017	+
Sub-Advisory Agreement-Federated MDT, LLC and Federated Investment Management Company
6.2	Conformed copy of the Sub-Advisory Contract of the Registrant dated July 31, 2006, as amended, including Exhibits and Limited Power of Attorney dated June 1, 2017	+
(7)	Underwriting Contracts
7.1	Conformed copy of the Distributor’s Contract of the Registrant dated July 31, 2006, including Exhibits and Amendments dated December 1, 2007	+
(8)	Bonus or Profit Sharing Contracts
Not applicable
(9)	Custodian Agreements
9.1	Conformed copy of Amended and Restated Master Custodian Agreement dated March 1, 2017 by and between State Street Bank and Trust Company and the Registrant, including Appendix A	+
(10)	Rule 12b-1 Plan
10.1	Conformed copy of the Distribution Plan between certain classes of the Registrant and Federated Securities Corp., dated June 7, 2006 including Exhibit A and Amendment No. 1 (revised December 1, 2007) through Exhibit F	+
(11)	Legal Opinion
11.1	Conformed Copy of Opinion and Consent of Counsel Regarding the Legality of Shares being Issued	+
(12)	Tax Opinion
12.1	Form of Opinion regarding Tax Consequences of the Reorganization (Executed Opinion regarding Tax Consequences of the Reorganization to be filed by amendment)	+
(13)	Other Material Contracts
13.1	Services Agreement
(a)	Conformed copy of Services Agreement between Federated Advisory Services Company and Federated MDTA LLC dated July 31, 2006, including Exhibits A and B, Schedule 1 and Limited Power of Attorney dated July 31 2006	+
(b)	Conformed copy of the Second Amended and Restated Services Agreement, amended and restated as of December 1, 2001 between Federated Shareholder Services Company and the Registrant, including Schedule 1	+
13.2	Transfer Agency Agreement
13.2	Conformed copy of the Transfer Agency Services Agreement between the Federated Hermes Funds and DST Asset Manager Solutions, Inc. dated June 1, 2022	+
13.3	Administrative Services Agreement
13.3	Conformed copy of the fifth Amended and Restated Agreement for Administrative Services between the Federated Funds and Federated Administrative Services dated September 1, 2025, including Exhibit A and Exhibit B	+
13.4	Financial Administration and Accounting Agreement
13.4	Conformed copy of the Financial Administration and Accounting Services Agreement between the Federated Funds and State Street Bank and Trust Company dated March 1, 2011, as amended	+
(14)	Other Opinions
14.1	Conformed copy of Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm relating to Federated Hermes MDT All Cap Core Fund	+
14.2	Conformed copy of Consent of Cohen & Company, Ltd., Independent Registered Public Accounting Firm relating to the HVIA Equity Fund	+
(15)	Omitted Financial Statements
Not Applicable
(16)	Power of Attorney
16.1	Conformed copy of Unanimous Consent of Trustees	+
16.2	Conformed copy of Power of Attorney of the Registrant and Certificate of Assistant Secretary	+
(17)	Form of Ballot	+

+	Exhibit is being filed electronically with registration statement; indicate by footnote	+

Item 17. Undertakings

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned Registrant agrees to file by Post-Effective Amendment the opinion of counsel regarding the tax consequences of the proposed reorganization required by Item (16)(12) of Form N-14 prior to the closing date of the reorganization.

SIGNATURES

As required by the Securities Act of 1933, this registration statement has been signed on behalf of the registrant, in the City of Pittsburgh and Commonwealth of Pennsylvania, on the 21st day of August 2026.

FEDERATED HERMES MDT SERIES
BY: /s/ George F. Magera George F. Magera, Assistant Secretary
As required by the Securities Act of 1933, this registration statement has been signed below by the following person in the capacity and on the date indicated:

NAME	TITLE	DATE
BY: /s/ George F. Magera George F. Magera, Assistant Secretary	Attorney In Fact For the Persons Listed Below	August 21, 2026
J. Christopher Donahue *	President and Trustee (Principal Executive Officer)
Paul A. Uhlman*	Trustee
Jeremy D. Boughton*	Treasurer (Principal Financial Officer/Principal Accounting Officer)
John G. Carson*	Trustee
G. Thomas Hough*	Trustee
Karen L. Larrimer*	Trustee
Max Miller*	Trustee
Frank J. Nasta*	Trustee
Thomas O’Neill*	Trustee
Madelyn A. Reilly*	Trustee
John S. Walsh*	Trustee
*By Power of Attorney